UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AllianceBernstein Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph. J Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2009

Date of reporting period: August 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

Global Real Estate Investment

International Value

International Growth

Small-Mid Cap Value

Small-Mid Cap Growth

Short Duration Bond

Intermediate Duration Bond

Inflation Protected Securities

High-Yield

August 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 21, 2009

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2009. Please note that effective November 24, 2008, AllianceBernstein Pooling Portfolios—Global Value Portfolio and Global Research Growth Portfolio have been liquidated.

The tables on pages 24–34 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2009, compared to their respective benchmarks. Additional performance can be found on pages 35–36. Each Portfolio’s benchmark is as follows: US Value Portfolio—Russell 1000 Value Index; US Large Cap Growth Portfolio—Russell 1000 Growth Index; Global Real Estate Investment Portfolio—Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index; International Value Portfolio—Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; International Growth Portfolio—MSCI EAFE Index and MSCI EAFE Growth Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Short Duration Bond Portfolio—Merrill Lynch 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio—Barclays Capital US Aggregate

Index; Inflation Protected Securities Portfolio—Barclays Capital 1-10 Year Inflation Protected Securities (TIPS) Index; High-Yield Portfolio—Barclays Capital US High Yield 2% Issuer Cap.

US Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies with relatively larger market capitalizations as compared to the overall US equity market. The Portfolio’s investment policies emphasize investment in companies that AllianceBernstein’s (the “Adviser’s”) Bernstein unit (“Bernstein”) determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by US companies.

Investment Results

The Portfolio outperformed the benchmark, the Russell 1000 Value Index, for the 12-month period ended August 31, 2009; both the Portfolio and the benchmark posted negative returns for the 12-month period. Sector selection contributed to the Portfolio’s relative outperformance, while stock selection was modestly negative. The Portfolio’s overweight positioning in energy, consumer cyclicals and technology, together with an underweight in capital

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

equipment, helped relative returns. Deutsche Bank and many of the Portfolio’s insurance holdings were among the largest individual contributors. The largest drag on relative performance came from underweights in industrial resources and utilities.

The Portfolio outperformed the benchmark for the six-month period ended August 31, 2009. Both the Portfolio and the benchmark posted positive returns for the six-month period. Relative outperformance resulted from strong security selection, notably in consumer growth, where the Portfolio’s media holdings outperformed. Financial stocks were among the strongest during the period, and the Portfolio’s underweight of the sector hurt performance. Still, as in the 12-month period, this was offset by strong stock selection, notably positions in Deutsche Bank, Prudential Financial and MetLife. Finally, Sprint Nextel was hurt by broader concerns about increased price competition in the wireless market and ongoing concerns about the company’s turnaround efforts. The Portfolio does not employ leverage to produce returns.

Market Review and Investment Strategy

After extending 2008’s sharp losses in January and February 2009, US equities rallied amid thawing credit markets, signs of economic recovery and better-than-expected corporate profits. The recent rally has been led by stocks and sectors that had performed worst in the slump because they appeared vulnerable to a recession or credit crunch.

Today’s widespread value opportunity enables the Portfolio’s US Value Investment Policy Group (the “Group”) to build portfolios with many potential sources of outperformance without having to take an unusual amount of sector risk. With the near-term profit outlook still uncertain and market volatility likely to remain high, the Portfolio is balanced with values the Group has identified in cyclical and in resilient companies.

US Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of US companies with relatively larger market capitalizations as compared to the overall US equity market. The Portfolio focuses on a relatively small number of large, intensively researched US companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap US companies. For these purposes, “large-cap US companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

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The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Investment Results

The Portfolio outperformed the benchmark, the Russell 1000 Growth Index, for the 12-month period ended August 31, 2009; both the Portfolio and the benchmark posted negative returns. Relative performance for the period was helped primarily by the Portfolio’s health care holdings. Outperformance in the sector was attributable to stronger stock selection, as four health care stocks were among the Portfolio’s largest contributors to attribution at the individual-stock level, along with an overweight in the sector.

The Portfolio underperformed the Russell 1000 Growth Index for the six-month period ended August 31, 2009. Both the Portfolio and the benchmark posted positive returns for the six-month period. Underperformance was due to weaker stock selection, most notably in the health care, consumer staples and consumer discretionary sectors. Health care was the largest detractor from relative performance during the period, primarily due to the market’s rotation away from the sector rather than fundamental issues specific to the Portfolio’s holdings. The financial, energy and information technology sectors were the largest contributors to relative performance for the six-month period. In the financial sector, the Portfolio’s significant overweight in the sector added to performance. Security selection in the information technology sector further added to performance as large positions in the Portfolio outperformed during the six-month period. Meanwhile, benchmark securities not held in energy contributed to relative performance. The Portfolio did not use leverage for the six- or 12-month periods ended August 31, 2009.

Market Review and Investment Strategy

While the US Large Cap Growth Investment Team (the “Team”) does not build portfolios based on particular economic scenarios, individual stock selection over the last several months reflected expectations for an eventual, phased recovery. The Team placed higher emphasis on stocks in segments likely to benefit early by helping fuel the recovery, such as financials and energy. These holdings continue to benefit the Portfolio.

In general, after aggressively repositioning the Portfolio toward more cyclical holdings in early 2009, trading has diminished. Despite this shift the Team maintains a benchmark weight in health care holdings. Each of these holdings has strong, double-digit earnings growth and minimal exposure to some of the issues associated with health care reform. The holdings may also provide some ballast to the positions more likely to benefit from a recovering global economy.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

Global Real Estate Investment Portfolio

Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Investment Results

The Portfolio outperformed its benchmark, the FTSE EPRA NAREIT Developed RE Index, for the 12-month period ended August 31, 2009, but underperformed for the six-month period. Both the Portfolio and the benchmark posted negative returns for the 12-month period and positive returns for the six-month period.

For the 12-month period, outperformance was driven by favorable security selection, country and sector exposure. Retail exposure contributed to relative performance. For example, the Portfolio held an overweight position in a US owner of retail factory outlets which offered an attractive value proposition to well-known brands to sell their products, incurring occupancy costs that are much lower than those in a regional mall or strip mall. In addition, the company has been very conservative in managing its balance sheet and enjoys no maturities of significance over the next two years. The Portfolio’s US health care positions also contributed to relative performance. Further, some of the Portfolio’s retail holdings, featuring strong cash flows and rent indexation to inflation, also performed well and contributed to relative performance.

Security selection in Hong Kong lagged the benchmark. In Hong Kong early in the period, companies that combine development activities with more stable rental property business detracted from relative performance as low risk appetite prevailed in the global equity markets and investors, fearing the impact of a global liquidity squeeze, were particularly anxious about development strategies where cash flows are less reliable than in the own-to-lease businesses.

Over the six-month period ended August 31, 2009, global economic

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

activity stabilized and some regions of the world experienced economic growth. The financial crisis that severely impacted world economies began to subside, helped by government fiscal and monetary stimulus actions put in place around the world. Corporations continued to right-size their cost base in response to lower demand and to preserve cash and the unemployment rate continued to climb. Consumer spending trends were mixed, as some categories benefited from government programs such as “cash for clunkers” in the US. Equity and bond markets rallied and consumer confidence appeared to see a marked improvement. Global real estate equity markets recovered strongly during the period.

The Portfolio underperformed the benchmark for the six-month period ended August 31, 2009, as the REIT Investment Policy Group’s (the “Group’s”) defensive portfolio positioning—focused on resilient companies with reliable cash flow streams—underperformed. This occurred as the April through August 2009 rally was led by companies that had been regarded as less likely to survive after capital markets, became unavailable late last year. Both stock and sector selection detracted from performance during this period. Key detractors from performance were companies with moderate leverage and stable businesses. These companies were penalized as investors looked for companies with high financial and operational leverage. The Group is of a view that cash flow and balance sheet strength of companies in the Portfolio will position them well to gain market share in an environment where access to capital continues to be restricted. Key contributors were some of the Portfolio’s Hong Kong companies with exposure to the residential market. Tight supply demand for residential flats added to mortgage competition among Hong Kong lenders to create a supportive environment for sale of residential flats. Low mortgage costs lowered financing costs for residential buyers, increasing affordability and spurring an upswing in apartment volumes and pricing.

Market Review and Investment Strategy

During the six-month period ended August 31, 2009, the FTSE EPRA NAREIT Developed RE Index posted a return of 72.31% as credit conditions improved and hopes of economic recovery relieved investor anxiety and helped reduce risk premium especially for higher leverage companies. For the 12-month period, however, global real estate markets posted negative absolute returns. The FTSE EPRA NAREIT Developed RE Index declined -23.06% over the annual period, with most of the decline materializing in the first six-month period as the impact and severity of the credit turmoil escalated and risk aversion among investors intensified. As indicated earlier, during the latter part of the 12-month period, concerns about the impact of the credit cycle on consumers, economic growth and real estate valuations began to subside.

While fundamentals vary by region of the world and by property type, in general, new commercial real estate construction in this cycle has been

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

subdued, partly due to high construction costs. As a result, commercial real estate has entered the economic downturn with robust occupancy rates, a manageable supply of new space in the pipeline and in-place rents which, in many cases, are below prevailing market rents (thus giving some owners an opportunity to increase cash flows as leases expire and new rents are set). Given the collapse in new construction, exacerbated by lack of financing, fundamental supply is likely to remain in check, facilitating a re-bound in pricing power when demand begins to recover.

The Group believes that the Portfolio is well-positioned. The Portfolio’s stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Group’s global scope allows it to uncover new opportunities as it focuses on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by the credit crisis, and niche segments where demand dynamics are relatively insulated from the on going demand slowdown.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

The Portfolio underperformed the benchmark, the MSCI EAFE Index, for the 12-month period ended August 31, 2009. Both the Portfolio and the benchmark posted negative returns for the 12-month period. Sector and security selection were both negative, with most of the underperformance resulting from weak security selection in finance. Royal Bank of Scotland and HBOS were the largest individual detractors. Relative performance was helped most by the Portfolio’s positioning in energy, while the largest individual contributor was technology holding Samsung.

The Portfolio outperformed the MSCI EAFE Index for the six-month period ended August 31, 2009. Both the Portfolio and the benchmark posted positive returns for the six-month period. The relative outperformance resulted from strong security selection, notably in technology and capital equipment, as well as finance, where holdings Societe Generale and Deutsche Bank were among the largest individual contributors. The overweight of the finance sector also helped relative performance. The largest drag on relative performance came from telecommunications, while the largest individual detractor was consumer cyclical holding Koninklijke

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Ahold. The Portfolio does not employ leverage to produce returns.

Market Review and Investment Strategy

After extending 2008’s sharp losses in January and February 2009, international equities rallied amid thawing credit markets, signs of economic recovery and better-than-expected corporate profits. The recent rally has been led by stocks and sectors that had performed worst in the slump because they appeared vulnerable to a recession or credit crunch.

After last year’s severe decline in economic activity and investor risk appetite, and the consequent sharp underperformance of low-priced stocks, the rebuilding of corporate profitability and investor confidence is likely to be a gradual process. In the meantime, persistent uncertainty is creating opportunities for active managers. Today’s widespread value opportunity enables the Portfolio’s International Value Senior Investment Management Team to build portfolios with multiple ways to outperform without having to take on much additional sector risk.

International Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging market countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of analysts covering both developed and emerging markets around the globe. Research- driven stock selection is expected to be the primary driver of returns relative to the Portfolio’s benchmark and other decisions, such as country selection, are generally the result of the stock selection process. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

Investment Results

The Portfolio underperformed the primary benchmark, the MSCI EAFE Growth Index, and the broad index, the MSCI EAFE Index, for the six- and 12-month periods ended August 31, 2009. For the six-month period, the Portfolio and both indices posted positive returns; for the 12-month period, the Portfolio and both indices posted negative returns.

For the 12-month period, the Portfolio’s sector allocation was a positive, with an underweight in financials and an overweight in the staples and health care sectors adding value in the latter half of 2008 and early 2009. However, stock selection continued to remain challenging as a result of market rotation as well as investor focus on deep-value factors. For example, the MSCI EAFE Growth Index underperformed the MSCI EAFE Value Index by approximately 20% in the six-month period.

The Portfolio underperformed the MSCI EAFE Growth and MSCI

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

EAFE indices for the six-month period ended August 31, 2009. The Portfolio was hampered by an underweight in financials and overweights in staples, energy and health care. Stock selection was negative across the board as investors gravitated toward small-cap, high leveraged, deep-value companies. Materials, financials and industrials stocks detracted from performance the most. The Portfolio did not employ leverage to produce returns.

Market Review and Investment Strategy

Global equity markets surged in the six-month period ended August 31, 2009, after bottoming in early March, as investors anticipated an improvement in global economic growth. This growth has brought the global and EAFE equity indices back to the levels of October 2008. After the dramatic fall in equity markets precipitated by the Lehman Brothers bankruptcy and its subsequent credit implosion, it was inevitable that one would begin to see some improvements in housing and credit spreads led by global quantitative easing. In contrast to the developed markets, which held the majority of toxic debt, the growth in emerging markets such as Brazil, India, Indonesia and China has remained fairly resilient. Similar to prior recession-like periods, the types of stocks that outperformed exhibited some common themes: high leverage/high volatility and deep value/cheapness from a fundamental balance sheet standpoint.

Equity markets have begun to anticipate that the financial healing process is underway. This process has been catalyzed by a massive global effort to re-liquefy respective economies through government money supply injections, bank bailouts and consumer subsidy programs. In the latest rally, the most leveraged companies to margins, bailouts and restructurings have rebounded the most. The International Growth Portfolio Oversight Group’s (the “Group’s”) strict adherence to an investment philosophy grounded in large, high-quality, growth-oriented companies hampered the Portfolio’s performance in an environment that rewarded deep value off recessionary lows. The market has reached a point where the valuation dispersion between deep value and good growth companies has narrowed greatly. At this point, the market should begin to differentiate between those companies that are sustainably beating earnings expectations versus those that have simply rebounded from the brink of bankruptcy. This is where the Group’s experience and tools in selecting stocks with positive relative earnings revisions may indeed be rewarded.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies, generally representing 60-110 companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, fall within the capitalization range between the smallest company in the

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-US companies.

Investment Results

The Portfolio outperformed the benchmark, the Russell 2500 Value Index, for the 12-month period ended August 31, 2009. Both the Portfolio and the benchmark posted negative returns for the 12-month period. The Portfolio’s outperformance was due to both stock and sector selection. Broadly speaking, the Portfolio’s positioning in financials and technology helped most. Similar to the six-month period ended August 31, 2009, Western Digital led the individual contributors. On the other hand, the Portfolio’s capital equipment holdings, notably ArvinMeritor, detracted from relative performance.

The Portfolio outperformed the Russell 2500 Value Index for the six-month period ended August 31, 2009. Both the Portfolio and the benchmark posted positive returns for the six-month period. The relative outperformance resulted from strong sector and security selection, helped particularly by the Portfolio’s technology and industrial resources holdings and an underweight of the utilities sector. The Portfolio was significantly overweight in the technology sector, and held several tech stocks that greatly outperformed during the period, including Western Digital and Flextronics. Relative performance was hurt by stock selection within financials. While the Portfolio’s underweight of the financial sector paid off, many of its holdings, such as AMERIGROUP and Aspen Insurance, detracted from relative returns. The Portfolio does not employ leverage to produce returns.

Market Review and Investment Strategy

After extending 2008’s sharp losses in January and February 2009, US smaller-cap equities rallied amid thawing credit markets, signs of economic recovery and better-than-expected corporate profits. The recent rally has been led by stocks and sectors that had performed worst in the slump because they appeared vulnerable to a recession or credit crunch. Cyclical sectors, which had lagged in the crisis, led the recent global and US smaller-cap equity market rally.

Investors’ behavior over the past few months suggests that they are gaining confidence that this recovery will occur, but remain uncertain about the pace and scale of the rebound. In the meantime, economic data remains mixed and this uncertainty will likely

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

persist for a while. To capture the benefits of a global recovery when it comes, the Portfolio has retained a bias toward cyclical stocks. The Portfolio also retains a tilt to higher-quality value, since the path to recovery may not be smooth.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall US equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500 Growth Index or between $1 and $6 billion. Because the Portfolio’s definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

Normally, the Portfolio invests in US companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-US companies.

Investment Results

The Portfolio outperformed the Russell 2500 Growth Index for the 12-month period ended August 31, 2009. The Portfolio and the benchmark posted negative returns for the 12-month period, as strong gains for the six-month period were not enough to overcome the very steep declines in equity prices experienced during the second half of 2008. Stock selection was behind the vast majority of the positive relative returns as strong security selection within the consumer, technology and energy sectors offset disappointing selections within health care and the industrials. Sector allocations accounted for the balance of outperformance, with the overweight to consumer and the underweights to health care and industrials aiding the most.

For the six-month period ended August 31, 2009, the Portfolio modestly outperformed the benchmark. Both the Portfolio and the benchmark posted positive returns for the period. The Portfolio outperformed, despite being less exposed to the lower-quality segment of the small/mid-cap market that enjoyed the strongest gains over the six-month period. Stocks rallied sharply during the period, as evidence grew that government efforts to thaw the credit markets and revive economic growth were in fact gaining traction. Consistent with prior recovery rallies, smaller, more speculative stocks were among the period’s strongest performers. Positive stock selection drove relative returns during the period, as strong picks in the industrial, technology, and energy sectors more than offset disappointing

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picks in health care. Sector allocations were a modest negative, related largely to the impact of cash drag, given the very strong absolute returns during the six-month period. The Portfolio did not employ leverage to produce returns for the six- or 12-month periods ended August 31, 2009.

Market Review and Investment Strategy

Although the Portfolio’s sector allocation shifted only moderately over the tumultuous 12-month period ended August 31, 2009, there were several notable shifts at the sub-sector level. For example, the Portfolio increased its exposure to semi-related names within technology and biotech within health care. The sizeable active underweight in consumer-cyclicals has been reversed to a now modest overweight. These shifts were funded largely from sales within their respective sectors as well as moving the small active underweight in the financial sector to a larger underweight.

Equities staged a sharp recovery over the six-month period ended August 31, 2009, as investors began the process of discounting an economic recovery. Consistent with prior recovery rallies, smaller-cap growth stocks were among the strongest performers. The Russell 2500 Growth Index gained more than 46% over this time frame, ahead of the broader markets as measured by the S&P 500 Stock Index, which advanced 40.5%. Despite these strong gains small/mid-cap growth stocks were still down more than 21% for the 12-month period ended August 31,

2009, and remained more than 30% below their 2007 peak levels.

Recent economic data, while not uniformly positive, increasingly suggest that the worst of the recession has passed. While the timing and shape of the recovery remain uncertain, small-cap bottom-up earnings forecasts have shown significant improvement over the past several months. Against this backdrop, incremental dollars in the Portfolio have moved into companies that are likely beneficiaries of an eventual economic recovery.

Sector allocations were largely unchanged over the six-month period ended August 31, 2009, with the exception of a narrowing of the Portfolio’s active underweight to industrial-related holdings, which was funded by a commensurate reduction in consumer/commercial services exposure. Importantly, these changes reflect the outcome of the Small Cap Growth Portfolio’s Investment Team’s (the “Team’s”) bottom-up stock selection process that seeks to identify companies whose earnings growth has been underestimated by the marketplace.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, US Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities and inflation protected securities, as well as other securities of US and non-US issuers.

Investment Results

The Portfolio outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the six-month period ended August 31, 2009, but underperformed for the 12-month period. Both the Portfolio and the benchmark posted positive absolute returns for both the six- and 12-month periods. The Portfolio’s earlier positioning to capitalize on record-wide yield spreads of non-government issues benefited performance for the six-month reporting period. The following positions were positive: an underweight to Treasuries and overweights to mortgages, Agencies and investment grade corporates. Positions in commercial mortgage backed securities (CMBS) were the largest detractor from performance in the first half of the reporting period, but were a positive contributor to performance for the latter six-month time period. Leverage had no impact on performance for the six- or 12-month periods ended August 31, 2009.

Market Review and Investment Strategy

Challenges continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Bond returns were bifurcated during the annual reporting period with negative non-government bond returns early in the reporting period reflecting last fall’s financial crisis and subsequent risk aversion. Treasury and government-related debt benefitting from investor risk aversion early in the period and then underperformed later in the reporting period as investor risk appetite returned.

Investment-grade corporate bond spreads during the crisis peaked in excess of 600 basis points over duration matched Treasuries in mid-December 2008. The second half of the reporting period was marked by a historic recovery with investment-grade corporate bonds returning 16.84% during the six-month period and spreads tightening significantly from their wides to end the annual reporting period at 231 basis points over Treasuries. Spreads on CMBS similarly widened to historically high

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

levels of almost 1600 basis points over Treasuries, before ending at 595 basis points on August 31, 2009, over Treasuries. CMBS returned -23.66% between August 31, 2008 and February 28, 2009 and 31.67% for the second half of the reporting period. The events of the past year were historic in proportion as non-government bonds completed one of the fastest recoveries on record following the largest downturn on record.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming cheaper and more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other parts of Asia in the second quarter—appeared to gain speed and traction globally in the third quarter. Industrial production rebounded sharply around the world. In the US, the Institute of Supply Management (ISM) manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by President Obama’s administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation remains low. The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could, in the view of US Investment Grade/Liquid Markets/Structured Products Investment Team (the “Team”), extend the current credit rally. Bond markets are recovering but opportunities still remain compelling. The Team believes that investors may be rewarded for sticking to a disciplined, long-term approach to asset allocation.

Intermediate Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, and inflation protected securities as well as other securities of

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

US and non-US issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions. The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the US Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

Investment Results

Both the Portfolio and the benchmark posted positive absolute returns for both the six- and 12-month periods ended August 31, 2009. The Portfolio outperformed its benchmark, the Barclays Capital US Aggregate Bond Index, for the same time frames. Earlier positioning of the Portfolio to capitalize on record wide yield spreads of credit benefited performance for both the six- and 12-month periods. The following positions were positive: an overweight in investment-grade corporates and commercial mortgage-backed securities (CMBS), allocations in non-investment-grade corporates and an underweight in Treasuries. The Portfolio did not utilize leverage for the six- or 12-month periods ended August 31, 2009.

Market Review and Investment Strategy

Challenges continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a possible bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Bond returns were bifurcated during the annual period ended August 31, 2009, with negative non-government bond returns early in the period reflecting last fall’s financial crisis and subsequent risk aversion. Treasury and government-related debt benefited from investor risk aversion early in the period and then underperformed later in the period as investor risk appetite returned.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming cheaper and more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other parts of Asia in the second quarter—appeared to gain speed and traction globally in the third quarter. Industrial production rebounded sharply around

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

the world. In the US, the ISM manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by President Obama’s administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation remains low. The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could, in the view of the US Investment Grade: Core Fixed Income Team (the “Team”), extend the current credit rally. Bond markets are recovering but opportunities still remain compelling. The Team believes that investors may be rewarded for sticking to a disciplined, long-term approach to asset allocation.

Inflation Protected Securities Portfolio

Investment Objective and Policies

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in US Dollar-denominated inflation protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation protected securities. The Portfolio’s investments in inflation protected securities include inflation protected debt securities of varying maturities issued by US or non-US governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Barclays Capital US 1-10 Year TIPS Index, which as of October 31, 2008, was 3.04 years.

Assets not invested in inflation protected securities may be invested in other types of debt securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of US and non-US issuers.

Investment Results

The Portfolio outperformed its benchmark, the Barclays Capital 1-10 Year TIPS Index, for the six-month period, but underperformed for the 12-month period ended August 31, 2009. The Portfolio and the benchmark posted positive absolute returns for the six-month period but posted negative returns for the 12-month period

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

ended August 31, 2009. For the six- month period, the Portfolio’s longer duration relative to the benchmark contributed positively to performance. In contrast, a longer relative duration earlier in the reporting period detracted from performance for the 12-month period. The Portfolio did not utilize leverage for either six- or 12-month period ended August 31, 2009.

Market Review and Investment Strategy

Challenges continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a possible bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming cheaper and more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other parts of Asia in the second quarter—appeared to gain speed and traction globally in the third quarter. Industrial production rebounded sharply around the world. In the US, the Institute of Supply Management (ISM) manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by the Obama administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

US Treasuries posted a respectable return of 6.09% for the 12-month period, with most of the positive return generated in the first six months when investor risk aversion was elevated. US Treasury yields fell across the maturity spectrum with shorter-term yields falling most. The two-year yield declined 140 basis points to end the period at 0.97%, while the ten-year yield declined 41 basis points to end the period at 3.40%. The yield curve steepened 98 basis points between the two- and ten-year yield. TIPS (as represented by the Barclays Capital 1-10 year TIPS

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Index) posted an absolute return of - 0.70% for the annual reporting period.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests primarily in high-yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in high-yield, below investment-grade debt securities, commonly known as “junk bonds.” The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Investment Results

The Portfolio outperformed the benchmark, the Barclays US High Yield 2% Issuer Cap Index, and posted positive absolute returns, for both the six- and 12-month periods ended August 31, 2009. The benchmark also posted positive absolute returns for both time frames. Risk positioning during the annual reporting period was the primary positive driver of performance relative to the benchmark. Early in the annual reporting period, as credit markets were selling off sharply due to the financial crisis, the Portfolio held a lower risk profile underweighting the higher risk CCC-rated quality tier, which performed poorly. This contributed to positive relative performance for the 12-month period. The Portfolio did not utilize leverage for either six-

or 12-month periods ended August 31, 2009.

Conversely, with high-yield spreads at historic wides and the credit markets poised for recovery—as was the view of the Portfolio’s Global Credit Investment Team (the “Team”)—the Portfolio’s risk was increased midway through the reporting period. The Team moved the Portfolio’s CCC-rated quality tier allocation from an underweight to an overweight and added Tier 1, hybrid and subordinated debt holdings, which increased the overall risk profile of the Portfolio. An increased risk profile in the Portfolio, in conjunction with the strong high-yield market rebound added positively to the Portfolio’s relative performance for the 12-month, as well as the six-month, periods ended August 31, 2009.

Market Review and Investment Strategy

Challenges continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

High-yield returns were bifurcated during the annual reporting period, with returns early in the period reflecting last fall’s financial crisis and subsequent risk aversion. During the first six months of the reporting period, high-yield performance followed the equity markets sharply lower, returning -21.50%, as represented by the Barclays Capital US High Yield 2% Issuer Cap Index. High-yield spreads during the crisis peaked in excess of 1,900 basis points over duration matched Treasuries in mid-December 2008. The second half of the annual reporting period was marked by historic recovery with high yield returning 36.31% and spreads tightening significantly from their wides to end the annual reporting period at 851 basis points over Treasuries. The events of the annual period were historic in proportion as high yield completed one of its fastest recoveries on record following the largest downturn on record.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming cheaper and more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other parts of Asia in the second quarter—appeared to gain speed and traction globally in the third quarter. Industrial production rebounded sharply around the world. In the US, the Institute of Supply Management (ISM) manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by President Obama’s administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation remains low. The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could, in the Team’s view, extend the current credit rally. Bond markets are recovering but opportunities still remain compelling. The Team believes that investors may be rewarded for sticking to a disciplined, long-term approach to asset allocation.

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, contact your AllianceBernstein representative or call 800.227.4618. You should read the prospectus carefully before you invest.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.

The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the US.

The unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trust (NAREIT) Developed RE Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The unmanaged MSCI Europe, Australasia and Far East (EAFE) Index is a market capitalization index that measures stock performance in 21 countries in Europe, Australasia and the Far East. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The unmanaged MSCI EAFE Growth Index is a subset of the MSCI EAFE Index and generally represents approximately 50% of the free float-adjusted market capitalization of each appropriate Single Country Index and consists of those securities classified by MSCI as most representing the growth style.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap US stocks.

The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap US stocks.

The unmanaged Merrill Lynch 1-3 Year Treasury Index is composed of US government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged Barclays Capital US Aggregate Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The unmanaged Barclays Capital 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged Barclays Capital US Treasury Inflation Notes Index and consists of inflation-protection securities issued by the US Treasury.

The unmanaged Barclays Capital US High Yield 2% Issuer Cap Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolio.

A Word About Risk

US Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected.

US Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified Portfolio. The Portfolio’s assets may be invested in foreign securities, which may

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in US issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

International Growth Portfolio

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the US.

Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

invest in foreign currency-denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates.

Short Duration Bond Portfolio

The Portfolio’s assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher-rated securities.

Intermediate Duration Bond Portfolio

The Portfolio may invest in convertible debt securities, preferred stock and dividend paying stocks, US government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high-yield bonds, otherwise known as “junk bonds,” which involves a greater risk of default and price volatility than other bonds. Investing in below investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. A fund may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money.

Inflation Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest-rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect

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22	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. To the extent the Portfolio invests in securities of non-US issuers, it may have non-US issuer risk and currency risk.

High-Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High-yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

US VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	46.53%	-19.36%

Russell 1000 Value Index	44.21%	-20.27%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein US Value Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

US LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein US Large Cap Growth Portfolio	37.54%	-15.41%

Russell 1000 Growth Index	38.51%	-16.76%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein US Large Cap Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	67.69%	-19.25%

FTSE EPRA/NAREIT Developed RE Index	72.31%	-23.06%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

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26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein International Value Portfolio	62.29%	-20.71%

MSCI EAFE Index	53.47%	-14.95%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

INTERNATIONAL GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein International Growth Portfolio	37.27%	-25.32%

MSCI EAFE Index	53.47%	-14.95%

MSCI EAFE Growth Index	43.84%	-19.08%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

SMALL-MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	58.57%	-16.76%

Russell 2500 Value Index	50.76%	-18.66%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Value Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Historical Performance

SMALL-MID CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio	47.20%	-18.97%

Russell 2500 Growth Index	46.69%	-21.08%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Growth Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

SHORT DURATION BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	5.19%	3.14%

Merrill Lynch 1-3 Year Treasury Index	0.95%	4.03%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

INTERMEDIATE DURATION BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Duration Bond Portfolio	13.54%	9.26%

Barclays Capital US Aggregate Index	5.95%	7.94%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Duration Bond Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

INFLATION PROTECTED SECURITIES PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Inflation Protected Securities Portfolio	6.56%	-0.88%

Barclays Capital 1-10 Year TIPS Index	6.47%	-0.70%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Inflation Protected Securities Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Historical Performance

HIGH-YIELD PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	38.68%	7.25%

Barclays Capital US High Yield 2% Issuer Cap Index	36.31%	7.00%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05*–8/31/09

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High-Yield Portfolio (from 5/20/05* to 8/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 19-23.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	-19.36%
Since Inception*	-3.57%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	-15.41%
Since Inception*	0.04%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-19.25%
Since Inception*	1.05%

AllianceBernstein International Value Portfolio
1 Year	-20.71%
Since Inception*	2.18%

AllianceBernstein International Growth Portfolio
1 Year	-25.32%
Since Inception*	-0.27%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-16.76%
Since Inception*	0.91%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-18.97%
Since Inception*	3.43%

AllianceBernstein Short Duration Bond Portfolio
1 Year	3.14%
Since Inception*	2.66%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	9.26%
Since Inception*	5.09%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	-0.88%
Since Inception*	4.34%

AllianceBernstein High-Yield Portfolio
1 Year	7.25%
Since Inception*	4.41%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns and the same as their NAV returns.

See Historical Performance disclosures on pages 19-23.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

AllianceBernstein US Value Portfolio
1 Year	-7.10%
Since Inception*	-2.62%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	0.97%
Since Inception*	1.16%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-9.20%
Since Inception*	2.24%

AllianceBernstein International Value Portfolio
1 Year	-1.20%
Since Inception*	3.42%

AllianceBernstein International Growth Portfolio
1 Year	-4.70%
Since Inception*	1.28%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-2.17%
Since Inception*	2.59%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-0.10%
Since Inception*	4.76%

AllianceBernstein Short Duration Bond Portfolio
1 Year	5.18%
Since Inception*	2.78%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	14.77%
Since Inception*	5.44%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	4.02%
Since Inception*	4.69%

AllianceBernstein High-Yield Portfolio
1 Year	27.57%
Since Inception*	6.31%

*	Inception date: 5/20/05 for all Portfolios.

See Historical Performance disclosures on pages 19-23.

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value Portfolio
Actual	$1,000	$1,465.34	$0.06	0.01%
Hypothetical**	$1,000	$1,025.16	$0.05	0.01%
U.S. Large Cap Growth Portfolio
Actual	$1,000	$1,375.38	$0.06	0.01%
Hypothetical**	$1,000	$1,025.16	$0.05	0.01%
Global Real Estate Investment Portfolio
Actual	$1,000	$1,676.86	$0.13	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
International Value Portfolio
Actual	$1,000	$1,622.93	$0.13	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
International Growth Portfolio
Actual	$1,000	$1,372.67	$0.12	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
Small-Mid Cap Value Portfolio
Actual	$1,000	$1,585.69	$0.20	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%
Small-Mid Cap Growth Portfolio
Actual	$1,000	$1,472.05	$0.25	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
Short Duration Bond Portfolio
Actual	$1,000	$1,051.87	$0.26	0.05%
Hypothetical**	$1,000	$1,024.95	$0.26	0.05%
Intermediate Duration Bond Portfolio
Actual	$1,000	$1,135.43	$0.27	0.05%
Hypothetical**	$1,000	$1,024.95	$0.26	0.05%
Inflation Protected Securities Portfolio
Actual	$1,000	$1,065.59	$0.21	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
High-Yield Portfolio
Actual	$1,000	$1,386.82	$0.36	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

U.S. VALUE PORTFOLIO

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.8% or less in the following countries: Belgium, Brazil, Czech Republic, Finland, Hong Kong, Israel, New Zealand, Norway, South Africa, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of August 31, 2009 The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.6% or less into the following countries: Belgium, Denmark, Hong Kong, India, Mexico, Norway, South Africa, South Korea, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

SHORT DURATION BOND PORTFOLIO

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of August 31, 2009. The Portfolios’ security type breakdowns are expressed as a percentage of total investments and may vary over time.

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INFLATION PROTECTED SECURITIES PORTFOLIO

HIGH-YIELD PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 21.8%
Capital Markets – 3.9%
Deutsche Bank AG	309,100	$20,888,978
The Goldman Sachs Group, Inc.	249,200	41,232,632
Morgan Stanley	673,900	19,516,144

		81,637,754

Commercial Banks – 4.5%
BB&T Corp.	550,800	15,389,352
U.S. Bancorp	1,296,100	29,317,782
Wells Fargo & Co.	1,798,200	49,486,464

		94,193,598

Consumer Finance – 0.3%
Capital One Financial Corp.	172,700	6,439,983

Diversified Financial Services – 4.7%
Bank of America Corp.	1,205,800	21,210,022
JP Morgan Chase & Co.	1,747,400	75,942,004

		97,152,026

Insurance – 8.4%
ACE Ltd.	354,700	18,508,246
Allstate Corp.	812,500	23,879,375
Everest Re Group Ltd.	65,500	5,522,305
Fidelity National Financial, Inc. – Class A	522,500	7,847,950
Genworth Financial, Inc. – Class A	945,500	9,984,480
Lincoln National Corp.	894,900	22,587,276
MetLife, Inc.	726,400	27,428,864
PartnerRe Ltd.	66,100	4,885,451
The Travelers Co., Inc.	452,700	22,825,134
Unum Group	715,800	16,126,974
XL Capital Ltd. – Class A	951,600	16,510,260

		176,106,315

		455,529,676

Energy – 16.4%
Energy Equipment & Services – 0.6%
ENSCO International, Inc.	318,000	11,734,200

Oil, Gas & Consumable Fuels – 15.8%
Apache Corp.	368,800	31,329,560
BP PLC (Sponsored ADR)	193,400	9,950,430
Chevron Corp.	545,100	38,124,294
Cimarex Energy Co.	117,081	4,570,842
ConocoPhillips	982,700	44,250,981
Devon Energy Corp.	552,500	33,912,450
EOG Resources, Inc.	329,700	23,738,400
Exxon Mobil Corp.	1,076,000	74,405,400

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc.	688,300	$13,531,978
Occidental Petroleum Corp.	421,300	30,797,030
Sunoco, Inc.	141,500	3,806,350
Valero Energy Corp.	1,220,280	22,868,047

		331,285,762

		343,019,962

Consumer Discretionary – 16.0%
Auto Components – 0.4%
The Goodyear Tire & Rubber Co.(a)	24,800	408,952
Magna International, Inc. – Class A	179,600	8,209,516

		8,618,468

Automobiles – 0.5%
Toyota Motor Corp. (Sponsored ADR)	134,100	11,423,979

Household Durables – 1.7%
Black & Decker Corp.	11,400	502,968
DR Horton, Inc.	686,400	9,204,624
NVR, Inc.(a)	24,600	16,611,150
Pulte Homes, Inc.	662,600	8,468,028

		34,786,770

Media – 8.3%
CBS Corp. – Class B	1,860,500	19,256,175
News Corp. – Class A	4,310,900	46,212,848
Time Warner Cable, Inc. – Class A	752,600	27,785,992
Time Warner, Inc.	1,463,333	40,841,624
Viacom, Inc. – Class B(a)	699,500	17,515,480
The Walt Disney Co.	830,600	21,628,824

		173,240,943

Multiline Retail – 1.0%
JC Penney Co., Inc.	312,300	9,381,492
Macy’s, Inc.	725,800	11,264,416

		20,645,908

Specialty Retail – 3.5%
AutoNation, Inc.(a)	536,700	10,186,566
Foot Locker, Inc.	540,900	5,765,994
Home Depot, Inc.	763,300	20,830,457
Limited Brands, Inc.	753,035	11,235,282
Lowe’s Cos, Inc.	1,174,400	25,249,600

		73,267,899

Textiles, Apparel & Luxury Goods – 0.6%
Jones Apparel Group, Inc.	864,600	13,479,114

		335,463,081

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 8.9%
Health Care Equipment & Supplies – 0.2%
Covidien PLC	95,000	$3,759,150

Health Care Providers & Services – 0.4%
Cardinal Health, Inc.	263,700	9,118,746

Pharmaceuticals – 8.3%
Eli Lilly & Co.	405,800	13,578,068
GlaxoSmithKline PLC (Sponsored ADR)	301,400	11,784,740
Merck & Co., Inc.	1,310,600	42,502,758
Pfizer, Inc.	4,445,400	74,238,180
Schering-Plough Corp.	1,078,900	30,403,402

		172,507,148

		185,385,044

Consumer Staples – 8.6%
Beverages – 1.3%
Coca-Cola Enterprises, Inc.	1,018,600	20,585,906
Constellation Brands, Inc. – Class A(a)	452,600	6,693,954

		27,279,860

Food Products – 3.7%
Archer-Daniels-Midland Co.	733,100	21,135,273
Bunge Ltd.	343,000	22,984,430
Kraft Foods, Inc. – Class A	663,400	18,807,390
Sara Lee Corp.	953,700	9,241,353
Smithfield Foods, Inc.(a)	330,700	4,057,689

		76,226,135

Household Products – 1.3%
Kimberly-Clark Corp.	70,300	4,250,338
Procter & Gamble Co.	436,300	23,608,193

		27,858,531

Tobacco – 2.3%
Altria Group, Inc.	1,798,700	32,880,236
Reynolds American, Inc.	325,600	14,883,176

		47,763,412

		179,127,938

Telecommunication Services – 8.2%
Diversified Telecommunication Services – 5.3%
AT&T, Inc.	3,344,400	87,121,620
Verizon Communications, Inc.	780,700	24,232,928

		111,354,548

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.9%
American Tower Corp. – Class A(a)	315,500	$9,985,575
Crown Castle International Corp.(a)	362,767	9,743,922
Sprint Nextel Corp.(a)	6,903,800	25,267,908
Vodafone Group PLC (Sponsored ADR)	717,800	15,590,616

		60,588,021

		171,942,569

Industrials – 8.1%
Aerospace & Defense – 1.3%
Northrop Grumman Corp.	454,100	22,164,621
Raytheon Co.	121,600	5,737,088

		27,901,709

Building Products – 0.6%
Masco Corp.	902,166	13,063,364

Electrical Equipment – 0.3%
Cooper Industries Ltd. – Class A	167,600	5,405,100

Industrial Conglomerates – 3.4%
3M Co.	98,900	7,130,690
General Electric Co.	3,994,300	55,520,770
Textron, Inc.	588,690	9,042,278

		71,693,738

Machinery – 2.2%
Caterpillar, Inc.	571,500	25,894,665
Ingersoll-Rand PLC	462,600	14,289,714
SPX Corp.	104,800	5,835,264

		46,019,643

Road & Rail – 0.3%
Hertz Global Holdings, Inc.(a)	581,300	5,766,496

		169,850,050

Information Technology – 6.8%
Communications Equipment – 2.1%
Motorola, Inc.	3,575,857	25,674,653
Nokia OYJ (Sponsored ADR) – Class A	1,294,900	18,141,549

		43,816,202

Computers & Peripherals – 1.7%
Dell, Inc.(a)	1,168,000	18,489,440
International Business Machines Corp.	66,800	7,885,740
Western Digital Corp.(a)	261,500	8,964,220

		35,339,400

Electronic Equipment, Instruments & Components – 2.4%
AU Optronics Corp. (Sponsored ADR)	1,491,440	14,705,599
Corning, Inc.	687,300	10,364,484

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tyco Electronics Ltd.	1,076,000	$24,554,320
Vishay Intertechnology, Inc.(a)	83,800	676,266

		50,300,669

Software – 0.6%
Symantec Corp.(a)	901,400	13,629,168

		143,085,439

Materials – 2.6%
Chemicals – 2.0%
E.I. Du Pont de Nemours & Co.	1,013,500	32,361,055
Eastman Chemical Co.	191,900	10,009,504

		42,370,559

Containers & Packaging – 0.3%
Sonoco Products Co.	210,400	5,457,776

Metals & Mining – 0.3%
AK Steel Holding Corp.	284,417	5,779,353

		53,607,688

Utilities – 1.0%
Independent Power Producers & Energy Traders – 0.3%
RRI Energy, Inc.(a)	982,400	5,835,456

Multi-Utilities – 0.7%
Alliant Energy Corp.	378,300	9,964,422
CMS Energy Corp.	277,400	3,719,934
NiSource, Inc.	164,300	2,170,403

		15,854,759

		21,690,215

Total Common Stocks (cost $2,101,821,224)		2,058,701,662

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $44,780,482)	44,780,482	44,780,482

Total Investments – 100.6% (cost $2,146,601,706)		2,103,482,144
Other assets less liabilities – (0.6)%		(12,018,453)

Net Assets – 100.0%		$2,091,463,691

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Information Technology – 31.7%
Communications Equipment – 6.5%
Cisco Systems, Inc.(a)	1,921,900	$41,513,040
QUALCOMM, Inc.	1,804,400	83,760,248
Research In Motion Ltd.(a)	136,300	9,958,078

		135,231,366

Computers & Peripherals – 11.7%
Apple, Inc.(a)	802,860	135,049,081
EMC Corp.(a)	1,584,600	25,195,140
Hewlett-Packard Co.	1,831,150	82,200,323

		242,444,544

Internet Software & Services – 6.3%
Google, Inc. – Class A(a)	284,490	131,340,499

IT Services – 1.2%
Visa, Inc. – Class A	356,300	25,332,930

Semiconductors & Semiconductor Equipment – 6.0%
Altera Corp.	1,074,100	20,633,461
Intel Corp.	4,036,400	82,019,648
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	2,059,529	22,036,960

		124,690,069

		659,039,408

Financials – 17.2%
Capital Markets – 8.5%
The Blackstone Group LP	2,391,000	30,819,990
Credit Suisse Group AG (Sponsored ADR)	313,500	15,954,015
Franklin Resources, Inc.	143,300	13,374,189
The Goldman Sachs Group, Inc.	671,600	111,122,936
Janus Capital Group, Inc.	408,700	5,198,664

		176,469,794

Diversified Financial Services – 8.1%
Bank of America Corp.	791,600	13,924,244
CME Group, Inc. – Class A	118,935	34,614,842
JP Morgan Chase & Co.	2,762,900	120,075,634

		168,614,720

Insurance – 0.6%
Principal Financial Group, Inc.	409,000	11,615,600

		356,700,114

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 14.2%
Biotechnology – 5.9%
Celgene Corp.(a)	706,800	$36,873,756
Gilead Sciences, Inc.(a)	1,889,050	85,120,593

		121,994,349

Health Care Equipment & Supplies – 3.6%
Alcon, Inc.	414,750	53,697,682
Baxter International, Inc.	364,900	20,770,108

		74,467,790

Health Care Providers & Services – 1.8%
Medco Health Solutions, Inc.(a)	691,000	38,157,020

Pharmaceuticals – 2.9%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,176,300	60,579,450

		295,198,609

Energy – 9.6%
Energy Equipment & Services – 5.8%
Cameron International Corp.(a)	721,700	25,771,907
National Oilwell Varco, Inc.(a)	298,600	10,854,110
Schlumberger Ltd.	1,497,035	84,133,367

		120,759,384

Oil, Gas & Consumable Fuels – 3.8%
Apache Corp.	181,400	15,409,930
Occidental Petroleum Corp.	599,000	43,786,900
Petroleo Brasileiro SA (Sponsored ADR) (Ordinary Shares)	304,000	12,050,560
Petroleo Brasileiro SA (Sponsored ADR) (Preference Shares)	192,700	6,397,640

		77,645,030

		198,404,414

Consumer Discretionary – 8.7%
Auto Components – 0.9%
Johnson Controls, Inc.	774,400	19,181,888

Automobiles – 0.5%
Toyota Motor Corp. (Sponsored ADR)	120,900	10,299,471

Hotels, Restaurants & Leisure – 0.6%
McDonald’s Corp.	230,950	12,988,628

Internet & Catalog Retail – 0.5%
Amazon.Com, Inc.(a)	129,000	10,473,510

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 0.4%
The Walt Disney Co.	310,800	$8,093,232

Multiline Retail – 4.3%
Kohl’s Corp.(a)	1,086,900	56,073,171
Target Corp.	708,900	33,318,300

		89,391,471

Specialty Retail – 1.5%
Lowe’s Cos, Inc.	1,434,900	30,850,350

		181,278,550

Industrials – 7.9%
Aerospace & Defense – 0.6%
United Technologies Corp.	215,100	12,768,336

Air Freight & Logistics – 0.9%
FedEx Corp.	265,800	18,263,118

Construction & Engineering – 0.5%
Quanta Services, Inc.(a)	461,700	10,212,804

Electrical Equipment – 1.4%
Emerson Electric Co.	116,000	4,276,920
Vestas Wind Systems A/S (ADR)(a)	1,073,500	25,710,325

		29,987,245

Machinery – 3.4%
Danaher Corp.	573,200	34,798,972
Illinois Tool Works, Inc.	859,100	35,927,562

		70,726,534

Road & Rail – 1.1%
Union Pacific Corp.	375,800	22,476,598

		164,434,635

Consumer Staples – 5.5%
Beverages – 2.1%
Pepsico, Inc.	778,400	44,111,928

Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	778,700	39,698,126
Wal-Mart Stores, Inc.	367,050	18,671,834

		58,369,960

Food Products – 0.4%
General Mills, Inc.	142,400	8,505,552

Household Products – 0.2%
Colgate-Palmolive Co.	57,200	4,158,440

		115,145,880

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.0%
Chemicals – 0.9%
Air Products & Chemicals, Inc.	249,600	$18,727,488

Metals & Mining – 4.1%
ArcelorMittal (New York)	854,350	30,440,491
Freeport-McMoRan Copper & Gold, Inc.	540,900	34,065,882
Rio Tinto PLC (Sponsored ADR)	134,300	20,837,988

		85,344,361

		104,071,849

Total Common Stocks (cost $1,796,338,662)		2,074,273,459

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $3,359,243)	3,359,243	3,359,243

Total Investments – 100.0% (cost $1,799,697,905)		2,077,632,702
Other assets less liabilities – 0.0%		234,711

Net Assets – 100.0%		$2,077,867,413

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Equity:Other – 49.6%
Diversified/Specialty – 44.3%
Alexandria Real Estate Equities, Inc.	96,806	$5,393,062
BioMed Realty Trust, Inc.	350,845	4,729,391
British Land Co. PLC	1,229,612	9,646,015
Canadian Real Estate Investment Trust	118,500	2,615,172
Canadian Real Estate Investment Trust	365,662	8,069,782
Dexus Property Group	9,179,142	5,769,347
Digital Realty Trust, Inc.	335,100	14,603,658
DuPont Fabros Technology, Inc.	443,559	5,801,752
Education Realty Trust, Inc.	553,100	3,235,635
Entertainment Properties Trust	274,400	8,605,184
Fonciere Des Regions	78,400	8,216,360
H&R Real Estate Investment Trust	395,900	4,929,086
Henderson Land Development Co. Ltd.	2,492,000	14,606,237
Jones Lang LaSalle, Inc.	143,300	6,717,904
Kenedix Realty Investment Corp. – Class A	502	1,878,595
Kerry Properties Ltd.	2,893,191	13,706,385
Land Securities Group PLC	1,907,269	19,045,354
Lend Lease Corp. Ltd.	2,547,255	20,316,737
Liberty Property Trust	70,800	2,320,116
Mitchells & Butlers PLC(a)	1,649,700	7,601,897
Mitsubishi Estate Co., Ltd.	859,000	14,207,004
Mitsui Fudosan Co., Ltd.	2,272,000	42,811,772
Morguard Real Estate Investment Trust	761,900	8,316,698
New World Development Co., Ltd.	10,229,338	20,639,973
Rayonier, Inc.	247,995	10,651,385
Savills PLC	1,384,400	8,111,443
Starwood Property Trust, Inc.(a)	309,700	6,128,963
Stockland	2,592,660	8,250,737
Sumitomo Realty & Development	999,000	20,976,787
Sun Hung Kai Properties Ltd.	3,706,600	50,011,747
Swire Pacific Ltd.	462,500	4,826,931
Telecity Group PLC(a)	1,123,425	6,200,156
Unibail-Rodamco	293,518	58,182,205
Vornado Realty Trust	123,074	7,079,216
Wereldhave NV	60,700	5,961,379

		440,164,065

Health Care – 4.3%
HCP, Inc.	371,115	10,569,356
Health Care REIT, Inc.	221,900	9,477,349
Nationwide Health Properties, Inc.	255,082	8,132,014
Omega Healthcare Investors, Inc.	27,300	461,643
Ventas, Inc.	350,810	13,755,260

		42,395,622

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 1.0%
National Retail Properties, Inc.	245,300	$5,033,556
Realty Income Corp.	210,800	5,385,940

		10,419,496

		492,979,183

Retail – 22.6%
Regional Mall – 10.6%
CBL & Associates Properties, Inc.	1,029,637	9,647,699
Multiplan Empreendimentos Imobiliarios SA	1,176,600	15,919,404
Simon Property Group, Inc.	488,050	31,049,741
Taubman Centers, Inc.	257,688	8,160,979
Westfield Group	3,826,716	40,860,143

		105,637,966

Shopping Center/Other Retail – 12.0%
BR Malls Participacoes SA(a)	330,200	3,363,846
CapitaMall Trust	4,856,420	5,498,932
Citycon Oyj	1,265,142	4,518,955
Corio NV	89,100	5,457,067
Developers Diversified Realty Corp.	1,310,541	10,274,641
Eurocommercial Properties NV	142,900	5,684,256
First Capital Realty, Inc.	219,600	3,837,358
Kite Realty Group Trust	1,228,041	4,470,069
Klepierre	611,429	23,044,622
The Link REIT	2,299,500	5,068,558
Macquarie CountryWide Trust	3,711,064	1,975,234
Mercialys SA	159,226	5,848,660
Primaris Retail Real Estate Investment Trust	923,299	11,731,527
Regency Centers Corp.	148,700	4,988,885
RioCan Real Estate Investment Trust(b)	132,100	2,033,236
RioCan Real Estate Investment Trust (Toronto)	353,289	5,437,698
Tanger Factory Outlet Centers	203,600	7,659,432
Weingarten Realty Investors	432,796	8,595,329

		119,488,305

		225,126,271

Office – 11.3%
Office – 11.3%
Brandywine Realty Trust	949,785	10,077,219
Brookfield Properties Corp. (New York)	496,256	5,443,928
Cominar Real Estate Investment Trust	466,189	7,703,456
Corporate Office Properties Trust	402,842	14,848,756
Duke Realty Corp.	503,450	5,799,744
Government Properties Income Trust(a)	246,500	5,257,845
Hongkong Land Holdings Ltd.	2,443,000	9,933,216
ING Office Fund	11,113,700	5,105,061
Japan Real Estate Investment Corp. – Class A	696	5,672,232

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kilroy Realty Corp.	38,409	$1,064,313
Mack-Cali Realty Corp.	310,290	9,938,589
Nomura Real Estate Office Fund, Inc. – Class A	1,408	9,750,359
NTT Urban Development Corp.	13,468	13,291,496
Orix JREIT, Inc. – Class A	1,076	5,594,507
Societe Immobiliere de Location pour l’Industrie et le Commerce	23,300	2,819,803

		112,300,524

Residential – 9.6%
Multi-Family – 8.4%
Agile Property Holdings Ltd.	8,204,000	9,253,585
China Overseas Land & Investment Ltd.	3,800,000	7,657,337
China Vanke Co. Ltd. – Class B	4,559,100	5,293,787
Equity Residential	102,784	2,807,031
GAGFAH SA	677,600	6,125,934
Home Properties, Inc.	139,200	5,285,424
Mid-America Apartment Communities, Inc.	192,100	8,410,138
MRV Engenharia e Participacoes SA	425,900	7,714,876
NVR, Inc.(a)	10,800	7,292,700
Sino-Ocean Land Holdings Ltd.	6,837,000	6,232,745
UDR, Inc.	360,700	4,613,353
Yanlord Land Group Ltd.	7,927,000	12,638,568

		83,325,478

Self Storage – 1.2%
Extra Space Storage, Inc.	547,000	5,415,300
Public Storage	90,600	6,391,830

		11,807,130

		95,132,608

Lodging – 2.7%
Lodging – 2.7%
DiamondRock Hospitality Co.	681,480	4,668,138
Hospitality Properties Trust	309,200	5,633,624
Host Hotels & Resorts, Inc.	509,957	5,084,271
LaSalle Hotel Properties	318,678	5,274,121
Sunstone Hotel Investors, Inc.	949,241	5,942,249

		26,602,403

Industrials – 2.1%
Industrial Warehouse Distribution – 2.1%
Ascendas Real Estate Investment Trust	9,858,000	11,299,145
First Potomac Realty Trust	251,631	2,689,935
ProLogis	674,317	7,498,405

		21,487,485

Total Common Stocks (cost $872,498,596)		973,628,474

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $27,112,464)	27,112,464	$27,112,464

Total Investments – 100.6% (cost $899,611,060)		1,000,740,938
Other assets less liabilities – (0.6)%		(6,203,907)

Net Assets – 100.0%		$994,537,031

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/15/09	33,298	$26,405,647	$28,048,610	$1,642,963
British Pound settling 9/01/09	1,500	2,433,750	2,441,927	8,177
British Pound settling 10/15/09	15,974	26,179,629	26,002,843	(176,786)
British Pound settling 10/15/09	2,288	3,700,154	3,724,459	24,305
British Pound settling 10/15/09	8,742	14,624,929	14,230,428	(394,501)
Canadian Dollar settling 10/15/09	33,305	30,734,944	30,425,094	(309,850)
Japanese Yen settling 10/15/09	2,095,049	22,080,574	22,521,973	441,399
New Zealand Dollar settling 10/15/09	40,035	25,262,085	27,398,689	2,136,604
Norwegian Krone settling 10/15/09	125,451	19,280,873	20,821,409	1,540,536
Norwegian Krone settling 10/15/09	48,538	7,935,584	8,055,971	120,387
Sale Contracts:
Canadian Dollar settling 10/15/09	38,852	33,545,156	35,492,441	(1,947,285)
Euro settling 10/15/09	7,773	10,872,251	11,143,658	(271,407)
Euro settling 10/15/09	12,239	17,397,248	17,546,279	(149,031)
Euro settling 10/15/09	10,439	14,810,436	14,965,734	(155,298)
Japanese Yen settling 10/15/09	1,608,706	16,550,814	17,293,740	(742,926)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the market value of this security amounted to $2,033,236 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 28.4%
Capital Markets – 2.1%
Deutsche Bank AG	249,600	$16,952,110
Macquarie Group Ltd.	154,000	6,611,090

		23,563,200

Commercial Banks – 18.1%
ABSA Group Ltd.	187,500	3,054,134
Australia & New Zealand Banking Group Ltd.	881,700	15,839,576
Banco do Brasil SA	762,700	10,586,423
Banco Santander Central Hispano SA	733,600	11,293,872
Barclays PLC(a)	1,972,000	12,071,079
BNP Paribas SA	251,700	20,295,005
Commonwealth Bank of Australia	47,900	1,854,443
Credit Agricole SA	981,592	18,235,763
Intesa Sanpaolo SpA(a)	3,062,200	13,306,080
KB Financial Group, Inc.(a)	306,062	12,566,339
Lloyds Banking Group PLC(a)	7,484,410	13,401,706
National Australia Bank Ltd.	651,400	15,673,502
National Bank of Canada	90,400	5,074,291
Societe Generale – Class A	252,876	20,439,845
Standard Bank Group Ltd.	557,100	7,191,889
Sumitomo Mitsui Financial Group, Inc.	248,100	10,659,885
Turkiye Garanti Bankasi AS(a)	2,280,300	8,439,863
UniCredito Italiano SpA(a)	1,147,300	4,167,636

		204,151,331

Consumer Finance – 0.8%
ORIX Corp.	123,340	9,450,959

Insurance – 5.6%
Allianz SE	157,100	18,202,304
Aviva PLC	1,855,395	12,150,327
Fairfax Financial Holdings Ltd.	21,800	7,411,303
Muenchener Rueckversicherungs AG (MunichRe)	111,300	16,630,938
Old Mutual PLC	3,571,900	5,415,920
Sun Life Financial, Inc.	112,900	3,341,366

		63,152,158

Real Estate Management & Development – 1.8%
Lend Lease Corp. Ltd.	453,200	3,614,693
Mitsui Fudosan Co., Ltd.	245,000	4,616,586
New World Development Co., Ltd.	3,755,000	7,576,551
Sumitomo Realty & Development	226,000	4,745,500

		20,553,330

		320,870,978

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 12.5%
Diversified Telecommunication Services – 9.4%
BCE, Inc.	181,000	$4,447,499
Bezeq Israeli Telecommunication Corp. Ltd.	1,443,100	3,015,494
BT Group PLC	3,002,590	6,814,195
Deutsche Telekom AG	1,026,500	13,667,761
France Telecom SA	521,200	13,255,185
Nippon Telegraph & Telephone Corp.	351,000	15,625,799
Telecom Corp. of New Zealand Ltd.	2,473,600	4,524,099
Telecom Italia SpA (ordinary shares)	6,603,400	10,701,409
Telecom Italia SpA (savings shares)	4,931,400	5,602,515
Telefonica SA	872,000	22,048,495
TELUS Corp. – Class A	191,400	5,673,378

		105,375,829

Wireless Telecommunication Services – 3.1%
KDDI Corp.	1,415	8,044,004
Vodafone Group PLC	12,642,937	27,357,070

		35,401,074

		140,776,903

Energy – 12.0%
Oil, Gas & Consumable Fuels – 12.0%
BP PLC	3,528,800	30,243,945
ENI SpA	621,800	14,774,298
LUKOIL (OTC US) (Sponsored ADR)	310,350	15,703,710
Nexen, Inc.	133,900	2,629,687
Nippon Mining Holdings, Inc.	1,416,000	7,042,379
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,067,752	29,614,805
StatoilHydro ASA	648,900	14,192,753
Suncor Energy, Inc.	327,548	10,020,171
Total SA	202,500	11,619,388

		135,841,136

Health Care – 8.6%
Health Care Providers & Services – 0.3%
Celesio AG	101,700	2,771,213

Pharmaceuticals – 8.3%
AstraZeneca PLC	373,800	17,346,075
Bayer AG	256,500	15,773,578
GlaxoSmithKline PLC	1,240,800	24,230,084
Novartis AG	375,110	17,425,028
Sanofi-Aventis	283,319	19,290,518

		94,065,283

		96,836,496

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 8.0%
Communications Equipment – 2.2%
Nokia OYJ	895,000	$12,563,840
Telefonaktiebolaget LM Ericsson – Class B	1,266,000	12,148,114

		24,711,954

Computers & Peripherals – 3.2%
Compal Electronics, Inc. (GDR)(a)(b)	2,201,301	11,101,380
Fujitsu Ltd.	1,523,000	10,226,216
Toshiba Corp.	2,965,000	15,221,464

		36,549,060

Electronic Equipment, Instruments & Components – 0.7%
AU Optronics Corp.	4,215,790	4,198,620
Hitachi High-Technologies Corp.	159,600	3,204,924

		7,403,544

Office Electronics – 0.3%
Canon, Inc.	78,700	3,008,439

Semiconductors & Semiconductor Equipment – 1.6%
Samsung Electronics (Preference Shares)	11,500	4,521,551
Samsung Electronics Co. Ltd.	22,330	13,769,215

		18,290,766

		89,963,763

Utilities – 7.2%
Electric Utilities – 4.2%
CEZ	44,200	2,313,024
E.ON AG	453,100	19,198,627
Electricite de France	154,900	8,133,105
Enel SpA	2,427,400	14,345,485
The Tokyo Electric Power Co., Inc.	141,700	3,691,108

		47,681,349

Independent Power Producers & Energy Traders – 0.3%
Drax Group PLC	435,300	3,382,710

Multi-Utilities – 2.7%
Centrica PLC	3,602,200	14,721,632
RWE AG	166,750	15,462,122

		30,183,754

		81,247,813

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 7.0%
Automobiles – 2.4%
Nissan Motor Co. Ltd.	2,134,900	$14,895,937
Renault SA(a)	269,800	12,173,811

		27,069,748

Hotels, Restaurants & Leisure – 1.1%
TABCORP Holdings Ltd.	712,900	4,038,273
Thomas Cook Group PLC	974,200	3,646,551
TUI Travel PLC	1,205,700	4,695,081

		12,379,905

Household Durables – 1.7%
Electrolux AB Series B(a)	185,500	3,856,039
Sharp Corp.	744,000	8,588,202
Sony Corp.	258,300	6,930,701

		19,374,942

Media – 1.6%
Fairfax Media Ltd.	1,911,500	2,372,817
Lagardere SCA	174,400	7,525,808
WPP PLC	973,400	8,135,482

		18,034,107

Textiles, Apparel & Luxury Goods – 0.2%
Yue Yuen Industrial Holdings Ltd.	1,049,000	2,737,328

		79,596,030

Industrials – 6.4%
Aerospace & Defense – 0.2%
Rolls-Royce Group PLC	393,100	2,878,887

Air Freight & Logistics – 0.8%
Deutsche Post AG	506,100	8,749,812

Airlines – 0.9%
Deutsche Lufthansa AG	273,800	4,405,445
Qantas Airways Ltd.	2,703,029	5,761,188

		10,166,633

Industrial Conglomerates – 0.7%
Bidvest Group Ltd.	536,453	7,789,607

Machinery – 0.8%
Vallourec	56,104	8,549,536

Professional Services – 0.8%
Adecco SA	61,700	2,971,379
Randstad Holding NV(a)	158,100	6,550,610

		9,521,989

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.4%
East Japan Railway Co.	61,400	$4,009,728

Trading Companies & Distributors – 1.5%
Mitsui & Co. Ltd.	482,000	6,267,927
Wolseley PLC(a)	438,400	10,258,981

		16,526,908

Transportation Infrastructure – 0.3%
Macquarie Infrastructure Group	3,219,500	3,613,878

		71,806,978

Consumer Staples – 4.3%
Food & Staples Retailing – 3.6%
Aeon Co. Ltd.	685,700	7,257,843
Casino Guichard Perrachon SA	91,600	6,950,679
Delhaize Group	118,100	7,919,980
Koninklijke Ahold NV	902,940	10,603,828
Metro AG	133,200	7,226,375

		39,958,705

Food Products – 0.7%
Associated British Foods PLC	634,800	8,230,406

		48,189,111

Materials – 3.9%
Chemicals – 1.9%
BASF SE	342,900	17,920,284
Mitsubishi Chemical Holdings Corp.	884,500	4,015,117

		21,935,401

Containers & Packaging – 0.3%
Amcor Ltd.	644,900	3,138,062

Metals & Mining – 0.9%
BHP Billiton Ltd.	197,700	6,149,134
MMC Norilsk Nickel (ADR)(a)	358,420	3,978,462

		10,127,596

Paper & Forest Products – 0.8%
Svenska Cellulosa AB-Class B	643,200	8,407,855

		43,608,914

Total Common Stocks (cost $1,128,870,001)		1,108,738,122

RIGHTS – 0.0%
Materials – 0.0%
Containers & Packaging – 0.0%
Amcor Ltd.(a)	286,622	356,112

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis(a)	453,498	$0

Total Rights (cost $0)		356,112

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $1,857,982)	1,857,982	1,857,982

Total Investments – 98.5% (cost $1,130,727,983)		1,110,952,216
Other assets less liabilities – 1.5%		16,399,628

Net Assets – 100.0%		$1,127,351,844

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	110	September 2009	$8,163,154	$8,807,786	$644,632

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/16/09	127,613	$106,052,784	$107,202,975	$1,150,191
British Pound settling 11/16/09	3,815	6,289,981	6,210,135	(79,846)
New Zealand Dollar settling 11/16/09	74,478	48,535,823	50,868,721	2,332,898
Norwegian Krone settling 11/16/09	145,131	23,941,109	24,061,687	120,578
Norwegian Krone settling 11/16/09	139,856	23,330,720	23,187,130	(143,590)
Swedish Krona settling 11/16/09	37,285	5,077,971	5,239,496	161,525
Swedish Krona settling 11/16/09	26,394	3,689,095	3,709,031	19,936
Swedish Krona settling 11/16/09	62,578	8,728,972	8,793,808	64,836
Swedish Krona settling 11/16/09	197,598	27,562,840	27,767,569	204,729
Swedish Krona settling 11/16/09	265,354	37,550,979	37,289,018	(261,961)

Sale Contracts:
British Pound settling 11/16/09	19,456	32,547,553	31,670,878	876,675
Canadian Dollar settling 11/16/09	41,905	38,670,235	38,280,967	389,268
Euro settling 11/16/09	51,434	73,143,777	73,736,053	(592,276)
Euro settling 11/16/09	43,480	62,194,662	62,333,157	(138,495)

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Euro settling 11/16/09	7,341	$10,528,022	$10,524,097	$3,925
Japanese Yen settling 11/16/09	734,134	7,839,376	7,893,670	(54,294)
Japanese Yen settling 11/16/09	3,976,704	40,928,593	42,758,935	(1,830,342)
Japanese Yen settling 11/16/09	506,094	5,314,495	5,441,703	(127,208)
Swedish Krona settling 11/16/09	261,277	36,394,623	36,716,096	(321,473)
Swiss Franc settling 11/16/09	3,005	2,843,813	2,839,821	3,992

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the market value of this security amounted to $11,101,380 or 1.0% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.0%
Financials – 23.6%
Capital Markets – 8.4%
Credit Suisse Group AG	685,406	$34,968,694
Julius Baer Holding AG	428,019	21,826,510
Macquarie Group Ltd.	411,300	17,656,763
Man Group PLC	3,724,981	16,135,761

		90,587,728

Commercial Banks – 12.9%
Banco Santander Central Hispano SA	1,465,278	22,558,154
Barclays PLC(a)	2,668,100	16,332,072
BNP Paribas	179,732	14,492,101
ICICI Bank Ltd.	594,960	9,158,942
Industrial & Commercial Bank of China Ltd. – Class H	29,832,000	20,365,920
Itau Unibanco Holding SA (ADR)	1,040,380	17,426,365
Standard Chartered PLC	1,480,042	33,406,805
Westpac Banking Corp.	272,300	5,592,799

		139,333,158

Diversified Financial Services – 1.1%
Hong Kong Exchanges and Clearing Ltd.	687,400	11,958,686

Insurance – 0.6%
QBE Insurance Group Ltd.	305,302	5,899,933

Real Estate Management & Development – 0.6%
Sun Hung Kai Properties Ltd.	482,000	6,503,443

		254,282,948

Materials – 11.2%
Chemicals – 1.1%
Syngenta AG	49,082	11,536,458

Construction Materials – 0.4%
Anhui Conch Cement Co. Ltd. – Class H	726,000	4,630,889

Metals & Mining – 9.7%
ArcelorMittal (Euronext Amsterdam)	684,208	24,470,140
Barrick Gold Corp.	231,316	7,982,753
BHP Billiton PLC	677,560	17,649,111
Gerdau SA	468,400	5,482,519
Impala Platinum Holdings Ltd.	216,300	5,055,952
Rio Tinto PLC	219,600	8,506,999
Sumitomo Metal Mining Co., Ltd.	638,000	9,816,331
Vale SA (Sponsored ADR) – Class B	782,800	15,037,588
Xstrata PLC	763,440	10,128,833

		104,130,226

		120,297,573

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 10.1%
Beverages – 1.8%
Anheuser-Busch InBev NV	456,227	$19,725,688

Food & Staples Retailing – 1.5%
Tesco PLC	2,614,280	15,913,742

Food Products – 3.0%
Nestle SA	378,968	15,777,596
Unilever NV	580,400	16,261,501

		32,039,097

Household Products – 1.1%
Reckitt Benckiser Group PLC	264,344	12,222,609

Personal Products – 0.6%
L’Oreal SA	68,910	6,802,607

Tobacco – 2.1%
British American Tobacco PLC	723,560	21,985,578

		108,689,321

Industrials – 9.9%
Aerospace & Defense – 1.0%
BAE Systems PLC	2,166,925	10,947,742

Construction & Engineering – 0.5%
China Railway Construction Corp. Ltd. – Class H	3,747,500	5,499,275

Electrical Equipment – 2.2%
Gamesa Corp. Tecnologica SA	564,250	12,386,036
Vestas Wind Systems A/S(a)	165,005	11,840,998

		24,227,034

Machinery – 2.0%
Atlas Copco AB – Class A	485,473	6,130,880
MAN AG	85,359	6,543,785
NGK Insulators Ltd.	360,000	8,376,865

		21,051,530

Marine – 0.4%
Mitsui OSK Lines Ltd.	695,000	4,432,272

Road & Rail – 1.0%
Canadian National Railway Co.	229,100	11,074,649

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 2.8%
Mitsubishi Corp.	812,700	$16,428,648
Mitsui & Co. Ltd.	1,018,600	13,245,872

		29,674,520

		106,907,022

Consumer Discretionary – 9.5%
Auto Components – 1.2%
Denso Corp.	452,800	13,177,395

Automobiles – 2.5%
Bayerische Motoren Werke (BMW) AG	348,945	15,926,497
Honda Motor Co. Ltd.	338,400	10,610,717

		26,537,214

Distributors – 0.3%
Li & Fung Ltd.	870,000	2,920,283

Hotels, Restaurants & Leisure – 1.5%
Carnival PLC	537,578	16,398,750

Household Durables – 0.6%
LG Electronics, Inc.	56,700	6,484,227

Media – 1.7%
British Sky Broadcasting Group PLC	843,315	7,453,721
SES SA (FDR)	560,718	11,008,069

		18,461,790

Multiline Retail – 0.9%
Next PLC	365,213	9,687,419

Specialty Retail – 0.8%
Kingfisher PLC	2,692,115	9,223,306

		102,890,384

Energy – 9.5%
Energy Equipment & Services – 2.5%
Saipem SpA	581,800	15,639,555
Tenaris SA	786,749	11,532,505

		27,172,060

Oil, Gas & Consumable Fuels – 7.0%
BG Group PLC	1,598,224	26,222,286
CNOOC Ltd.	8,130,000	10,580,611
Petroleo Brasileiro SA (Sponsored ADR)	447,500	17,738,900
StatoilHydro ASA	305,991	6,692,641
Suncor Energy, Inc.	269,600	8,247,457
Tullow Oil PLC	320,180	5,575,711

		75,057,606

		102,229,666

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 8.6%
Pharmaceuticals – 8.6%
AstraZeneca PLC	222,900	$10,343,607
Novo Nordisk A/S – Class B	159,396	9,724,599
Roche Holding AG	143,111	22,794,094
Sanofi-Aventis	300,647	20,470,341
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	566,800	29,190,200

		92,522,841

Information Technology – 7.7%
Communications Equipment – 0.7%
Research In Motion Ltd.(a)	98,300	7,181,798

Electronic Equipment, Instruments & Components – 3.0%
FUJIFILM Holdings Corp.	391,500	11,651,736
HON HAI Precision Industry Co., Ltd. (FOXCONN)	2,241,350	7,546,443
Keyence Corp.	25,300	5,338,917
Nippon Electric Glass Co. Ltd.	806,000	8,361,410

		32,898,506

Internet Software & Services – 1.1%
Tencent Holdings Ltd.	791,600	11,810,830

Semiconductors & Semiconductor Equipment – 2.2%
ASML Holding NV	466,500	12,828,088
Samsung Electronics Co. Ltd.	17,310	10,673,763

		23,501,851

Software – 0.7%
SAP AG	163,000	7,958,900

		83,351,885

Telecommunication Services – 3.9%
Diversified Telecommunication Services – 2.5%
Telefonica SA	1,049,549	26,537,816

Wireless Telecommunication Services – 1.4%
America Movil SAB de CV Series L (ADR)	196,800	8,885,520
MTN Group Ltd.	391,377	6,417,067

		15,302,587

		41,840,403

Utilities – 2.0%
Electric Utilities – 0.8%
E.ON AG	194,300	8,232,826

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.2%
Centrica PLC	2,181,251	$8,914,434
National Grid PLC	475,764	4,567,489

		13,481,923

		21,714,749

Total Common Stocks (cost $937,468,275)		1,034,726,792

WARRANTS – 0.7%
Information Technology – 0.7%
Semiconductors & Semiconductor Equipment – 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 2/01/12(a) (cost $5,318,474)	4,035,935	7,224,324

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $13,998,860)	13,998,860	13,998,860

Total Investments – 98.0% (cost $956,785,609)		1,055,949,976
Other assets less liabilities – 2.0%		21,831,246

Net Assets – 100.0%		$1,077,781,222

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 9/15/09	47,699	$36,186,846	$40,274,833	$4,087,987
Australian Dollar settling 9/15/09	12,221	9,196,914	10,318,848	1,121,934
Australian Dollar settling 9/15/09	25,272	19,684,361	21,338,510	1,654,149
Australian Dollar settling 9/15/09	12,153	9,749,379	10,261,432	512,053
Australian Dollar settling 9/15/09	21,700	17,195,080	18,322,478	1,127,398
British Pound settling 9/15/09	4,487	7,368,103	7,304,384	(63,719)
British Pound settling 9/15/09	4,395	7,149,478	7,154,617	5,139
British Pound settling 9/15/09	6,929	11,382,892	11,279,714	(103,178)
British Pound settling 9/15/09	6,378	10,796,041	10,382,742	(413,299)
Euro settling 9/15/09	9,789	13,869,838	14,033,715	163,877
Euro settling 9/15/09	38,003	53,930,437	54,481,896	551,459
Euro settling 9/15/09	46,066	64,405,335	66,041,182	1,635,847
Japanese Yen settling 9/15/09	1,113,042	11,690,390	11,962,821	272,431

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
New Zealand Dollar settling 9/15/09	30,368	$19,149,757	$20,822,385	$1,672,628
Norwegian Krone settling 9/15/09	188,258	29,516,776	31,272,877	1,756,101
Norwegian Krone settling 9/15/09	68,087	10,617,856	11,310,417	692,561
Norwegian Krone settling 12/15/09	32,323	5,187,450	5,352,550	165,100
Swedish Krona settling 9/15/09	27,031	3,448,931	3,797,500	348,569
Swedish Krona settling 9/15/09	74,894	10,196,596	10,521,623	325,027
Swedish Krona settling 12/15/09	65,203	9,245,164	9,163,568	(81,596)

Sale Contracts:
British Pound settling 9/15/09	118,763	193,228,589	193,334,201	(105,612)
British Pound settling 12/15/09	4,700	7,686,662	7,650,671	35,991
Canadian Dollar settling 9/15/09	8,463	7,224,072	7,730,829	(506,757)
Canadian Dollar settling 9/15/09	3,092	2,720,035	2,824,497	(104,462)
Canadian Dollar settling 9/15/09	6,820	6,175,299	6,229,972	(54,673)
Canadian Dollar settling 9/15/09	6,125	5,286,598	5,595,099	(308,501)
Canadian Dollar settling 9/15/09	11,430	10,730,681	10,441,140	289,541
Euro settling 9/15/09	5,362	7,533,771	7,687,075	(153,304)
Euro settling 9/15/09	3,501	4,939,316	5,019,107	(79,791)
Japanese Yen settling 9/15/09	522,835	5,434,310	5,619,358	(185,048)
Japanese Yen settling 9/15/09	1,058,978	10,793,452	11,381,748	(588,296)
Japanese Yen settling 9/15/09	1,224,253	12,926,606	13,158,101	(231,495)
New Zealand Dollar settling 9/15/09	6,069	3,831,238	4,161,323	(330,085)
Norwegian Krone settling 9/15/09	15,389	2,394,430	2,556,377	(161,947)
Swedish Krona settling 9/15/09	101,925	13,206,997	14,319,123	(1,112,126)
Swiss Franc settling 9/15/09	3,715	3,381,730	3,508,731	(127,001)
Swiss Franc settling 9/15/09	49,228	45,547,742	46,494,700	(946,958)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

FDR	– Fiduciary Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Financials – 20.6%
Commercial Banks – 3.6%
Associated Banc-Corp.	499,700	$5,181,889
City National Corp./CA	74,700	2,950,650
Comerica, Inc.	120,200	3,205,734
Trustmark Corp.	54,101	1,029,542
Webster Financial Corp.	303,500	3,966,745
Whitney Holding Corp.	395,900	3,567,059

		19,901,619

Insurance – 8.5%
Arch Capital Group Ltd.(a)	54,000	3,508,380
Aspen Insurance Holdings Ltd.	281,500	7,150,100
Endurance Specialty Holdings Ltd.	97,300	3,353,931
Fidelity National Financial, Inc. – Class A	305,000	4,581,100
PartnerRe Ltd.	45,500	3,362,905
Platinum Underwriters Holdings, Ltd.	192,100	6,963,625
Reinsurance Group of America, Inc. – Class A	118,500	5,101,425
StanCorp Financial Group, Inc.	185,000	7,002,250
Unum Group	279,600	6,299,388

		47,323,104

Real Estate Investment Trusts (REITs) – 4.3%
Brandywine Realty Trust	408,100	4,329,941
Digital Realty Trust, Inc.	124,500	5,425,710
Home Properties, Inc.	82,613	3,136,816
Mid-America Apartment Communities, Inc.	87,600	3,835,128
Sunstone Hotel Investors, Inc.	299,301	1,873,624
Tanger Factory Outlet Centers	138,100	5,195,322

		23,796,541

Real Estate Management & Development – 1.4%
Brookfield Properties Corp. (New York)	378,900	4,156,533
Jones Lang LaSalle, Inc.	78,600	3,684,768

		7,841,301

Thrifts & Mortgage Finance – 2.8%
Astoria Financial Corp.	299,642	3,086,313
First Niagara Financial Group, Inc.	376,168	4,920,277
Provident Financial Services, Inc.	129,600	1,428,192
Washington Federal, Inc.	393,550	5,840,282

		15,275,064

		114,137,629

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 16.0%
Airlines – 0.9%
Alaska Air Group, Inc.(a)	111,700	$2,818,191
Skywest, Inc.	150,300	2,322,135

		5,140,326

Building Products – 0.6%
Masco Corp.	201,700	2,920,616
Quanex Building Products Corp.	42,652	574,522

		3,495,138

Commercial Services & Supplies – 1.4%
United Stationers, Inc.(a)	162,700	7,433,763

Electrical Equipment – 5.0%
Acuity Brands, Inc.	88,100	2,828,891
AO Smith Corp.	131,500	5,003,575
Cooper Industries Ltd. – Class A	83,900	2,705,775
EnerSys(a)	298,600	5,939,154
Regal-Beloit Corp.	132,200	6,009,812
Thomas & Betts Corp.(a)	180,450	4,996,661

		27,483,868

Machinery – 4.8%
Briggs & Stratton Corp.	357,300	6,302,772
Gardner Denver, Inc.(a)	183,000	5,942,010
Mueller Industries, Inc.	245,000	5,926,550
Terex Corp.(a)	501,900	8,271,312

		26,442,644

Professional Services – 0.9%
Kelly Services, Inc. – Class A	403,200	4,628,736

Road & Rail – 1.3%
Con-way, Inc.	71,300	2,977,488
Hertz Global Holdings, Inc.(a)	442,900	4,393,568

		7,371,056

Trading Companies & Distributors – 1.1%
WESCO International, Inc.(a)	261,500	6,283,845

		88,279,376

Information Technology – 15.5%
Communications Equipment – 1.0%
CommScope, Inc.(a)	214,900	5,793,704

Computers & Peripherals – 2.4%
NCR Corp.(a)	234,700	3,128,551
SanDisk Corp.(a)	184,400	3,263,880
Western Digital Corp.(a)	196,300	6,729,164

		13,121,595

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 6.4%
Anixter International, Inc.(a)	151,900	$5,328,652
Arrow Electronics, Inc.(a)	281,800	7,788,952
AU Optronics Corp. (Sponsored ADR)	464,324	4,578,235
Avnet, Inc.(a)	196,400	5,234,060
Flextronics International Ltd.(a)	1,321,800	7,838,274
Insight Enterprises, Inc.(a)	393,000	4,507,710

		35,275,883

IT Services – 2.6%
Amdocs Ltd.(a)	117,400	2,855,168
Convergys Corp.(a)	429,300	4,653,612
Perot Systems Corp. – Class A(a)	416,700	6,938,055

		14,446,835

Semiconductors & Semiconductor Equipment – 3.1%
Amkor Technology, Inc.(a)	506,000	2,803,240
Lam Research Corp.(a)	160,000	4,912,000
Siliconware Precision Industries Co. (Sponsored ADR)	894,500	5,635,350
Teradyne, Inc.(a)	454,500	3,749,625

		17,100,215

		85,738,232

Consumer Discretionary – 13.1%
Auto Components – 0.6%
Federal Mogul Corp.(a)	263,400	3,313,572

Automobiles – 0.6%
Harley-Davidson, Inc.	147,700	3,541,846

Hotels, Restaurants & Leisure – 0.7%
Boyd Gaming Corp.(a)	365,900	3,761,452

Household Durables – 1.9%
Black & Decker Corp.	27,900	1,230,948
NVR, Inc.(a)	5,475	3,696,994
Pulte Homes, Inc.	129,775	1,658,525
Whirlpool Corp.	58,935	3,784,216

		10,370,683

Leisure Equipment & Products – 0.8%
Callaway Golf Co.	617,000	4,362,190

Media – 0.5%
CBS Corp. – Class B	279,900	2,896,965

Multiline Retail – 0.8%
JC Penney Co., Inc.	155,200	4,662,208

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 6.2%
AutoNation, Inc.(a)	191,900	$3,642,262
Foot Locker, Inc.	594,000	6,332,040
Limited Brands, Inc.	365,600	5,454,752
Men’s Wearhouse, Inc.	325,100	8,452,600
Office Depot, Inc.(a)	622,700	3,250,494
Signet Jewelers Ltd.	288,324	6,986,090

		34,118,238

Textiles, Apparel & Luxury Goods – 1.0%
Jones Apparel Group, Inc.	357,700	5,576,543

		72,603,697

Materials – 7.7%
Chemicals – 3.0%
Arch Chemicals, Inc.	118,100	3,450,882
Cytec Industries, Inc.	207,800	6,003,342
Rockwood Holdings, Inc.(a)	349,100	7,111,167

		16,565,391

Containers & Packaging – 1.7%
Owens-Illinois, Inc.(a)	131,300	4,456,322
Sonoco Products Co.	189,300	4,910,442

		9,366,764

Metals & Mining – 3.0%
AK Steel Holding Corp.	164,600	3,344,672
Commercial Metals Co.	454,600	7,696,378
Reliance Steel & Aluminum Co.	152,300	5,625,962

		16,667,012

		42,599,167

Energy – 7.2%
Energy Equipment & Services – 3.5%
Acergy SA (ADR)	101,200	1,022,120
Helix Energy Solutions Group, Inc.(a)	406,600	4,757,220
Helmerich & Payne, Inc.	168,600	5,641,356
Oil States International, Inc.(a)	163,300	4,812,451
Rowan Cos., Inc.	151,400	3,135,494

		19,368,641

Oil, Gas & Consumable Fuels – 3.7%
Cimarex Energy Co.	207,800	8,112,512
Denbury Resources, Inc.(a)	247,675	3,769,613
Forest Oil Corp.(a)	126,000	1,980,720
Whiting Petroleum Corp.(a)	141,000	6,844,140

		20,706,985

		40,075,626

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 6.7%
Electric Utilities – 2.5%
Allegheny Energy, Inc.	58,800	$1,552,908
Northeast Utilities	289,500	6,887,205
Portland General Electric Co.	285,225	5,567,592

		14,007,705

Gas Utilities – 1.2%
Atmos Energy Corp.	243,491	6,632,695

Independent Power Producers & Energy Traders – 0.5%
RRI Energy, Inc.(a)	456,000	2,708,640

Multi-Utilities – 2.5%
CMS Energy Corp.	372,300	4,992,543
NiSource, Inc.	376,400	4,972,244
Wisconsin Energy Corp.	86,900	3,951,343

		13,916,130

		37,265,170

Consumer Staples – 6.6%
Food & Staples Retailing – 1.4%
Ruddick Corp.	134,000	3,559,040
Supervalu, Inc.	304,500	4,369,575

		7,928,615

Food Products – 3.9%
Bunge Ltd.	83,700	5,608,737
Del Monte Foods Co.	503,000	5,276,470
Smithfield Foods, Inc.(a)	533,600	6,547,272
Tyson Foods, Inc. – Class A	354,500	4,250,455

		21,682,934

Tobacco – 1.3%
Universal Corp.	186,100	6,863,368

		36,474,917

Health Care – 4.3%
Health Care Equipment & Supplies – 0.6%
Teleflex, Inc.	73,600	3,334,080

Health Care Providers & Services – 3.7%
AMERIGROUP Corp.(a)	138,800	3,282,620
Henry Schein, Inc.(a)	54,700	2,898,006
LifePoint Hospitals, Inc.(a)	217,378	5,462,709

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Molina Healthcare, Inc.(a)	252,825	$5,119,706
Omnicare, Inc.	151,600	3,470,124

		20,233,165

		23,567,245

Total Common Stocks (cost $554,254,106)		540,741,059

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $17,620,140)	17,620,140	17,620,140

Total Investments – 100.9% (cost $571,874,246)		558,361,199
Other assets less liabilities – (0.9)%		(5,216,679)

Net Assets – 100.0%		$553,144,520

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

REIT – Receipt Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Information Technology – 23.0%
Communications Equipment – 3.6%
Brocade Communications Systems, Inc.(a)	824,700	$5,962,581
Ciena Corp.(a)	141,300	1,893,420
F5 Networks, Inc.(a)	232,900	8,032,721
Riverbed Technology, Inc.(a)	198,700	3,830,936

		19,719,658

Computers & Peripherals – 1.1%
STEC, Inc.(a)	152,600	6,184,878

Internet Software & Services – 2.8%
Digital River, Inc.(a)	185,200	6,541,264
VistaPrint Ltd.(a)	206,000	8,536,640

		15,077,904

IT Services – 1.5%
Cognizant Technology Solutions Corp. – Class A(a)	228,900	7,984,032

Semiconductors & Semiconductor Equipment – 13.0%
Atheros Communications, Inc.(a)	280,100	7,741,964
Avago Technologies Ltd(a)	319,300	5,811,260
Cymer, Inc.(a)	147,600	5,192,568
Fairchild Semiconductor International, Inc. – Class A(a)	701,600	7,058,096
Hittite Microwave Corp.(a)	136,800	4,708,656
Micron Technology, Inc.(a)	1,184,200	8,727,554
ON Semiconductor Corp.(a)	1,185,500	9,566,985
PMC-Sierra, Inc.(a)	1,082,100	9,825,468
Skyworks Solutions, Inc.(a)	625,300	7,284,745
Teradyne, Inc.(a)	669,300	5,521,725

		71,439,021

Software – 1.0%
Red Hat, Inc.(a)	245,700	5,641,272

		126,046,765

Consumer Discretionary – 21.5%
Distributors – 1.3%
LKQ Corp.(a)	405,400	7,037,744

Diversified Consumer Services – 3.0%
Corinthian Colleges, Inc.(a)	465,800	8,929,386
Strayer Education, Inc.	36,200	7,641,820

		16,571,206

Hotels, Restaurants & Leisure – 1.2%
Orient-Express Hotels Ltd. – Class A	651,700	6,490,932

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 1.3%
NetFlix, Inc.(a)	159,500	$6,963,770

Media – 2.5%
Discovery Communications, Inc. – Class A(a)	230,300	5,969,376
National CineMedia, Inc.	516,300	7,744,500

		13,713,876

Multiline Retail – 1.8%
Dollar Tree, Inc.(a)	195,400	9,758,276

Specialty Retail – 8.9%
American Eagle Outfitters, Inc.	421,445	5,689,507
Carmax, Inc.(a)	403,300	6,981,123
Dick’s Sporting Goods, Inc.(a)	359,700	8,060,877
J Crew Group, Inc.(a)	208,500	7,107,765
O’Reilly Automotive, Inc.(a)	157,700	6,036,756
Ross Stores, Inc.	176,300	8,222,632
Williams-Sonoma, Inc.	366,800	7,016,884

		49,115,544

Textiles, Apparel & Luxury Goods – 1.5%
Carter’s, Inc.(a)	334,900	8,426,084

		118,077,432

Industrials – 19.9%
Aerospace & Defense – 1.9%
Hexcel Corp.(a)	507,400	5,520,512
L-3 Communications Holdings, Inc.	66,800	4,969,920

		10,490,432

Air Freight & Logistics – 1.4%
CH Robinson Worldwide, Inc.	38,700	2,177,262
Expeditors International of Washington, Inc.	162,500	5,307,250

		7,484,512

Building Products – 0.7%
Simpson Manufacturing Co., Inc.	139,400	3,582,580

Commercial Services & Supplies – 2.5%
Iron Mountain, Inc.(a)	236,100	6,915,369
Stericycle, Inc.(a)	136,800	6,774,336

		13,689,705

Electrical Equipment – 3.9%
Ametek, Inc.	238,800	7,517,424
Baldor Electric Co.	316,100	8,872,927
EnerSys(a)	256,700	5,105,763

		21,496,114

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 6.2%
Actuant Corp. – Class A	337,900	$4,774,527
Bucyrus International, Inc. – Class A	187,200	5,587,920
IDEX Corp.	211,075	5,580,823
Joy Global, Inc.	172,455	6,699,877
Lincoln Electric Holdings, Inc.	137,700	6,268,104
Valmont Industries, Inc.	62,400	5,137,392

		34,048,643

Marine – 1.0%
Kirby Corp.(a)	149,600	5,542,680

Professional Services – 1.1%
FTI Consulting, Inc.(a)	144,500	6,291,530

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	107,900	3,385,902
Knight Transportation, Inc.	200,200	3,301,298

		6,687,200

		109,313,396

Health Care – 18.3%
Biotechnology – 8.8%
Acorda Therapeutics, Inc.(a)	250,700	5,670,834
Alexion Pharmaceuticals, Inc.(a)	163,700	7,389,418
Cephalon, Inc.(a)	83,200	4,736,576
Dendreon Corp.(a)	222,000	5,188,140
Human Genome Sciences, Inc.(a)	228,400	4,517,752
Onyx Pharmaceuticals, Inc.(a)	180,700	5,795,049
Regeneron Pharmaceuticals, Inc.(a)	115,000	2,613,950
Seattle Genetics, Inc.(a)	183,300	2,245,425
United Therapeutics Corp.(a)	45,200	4,136,252
Vertex Pharmaceuticals, Inc.(a)	152,700	5,712,507

		48,005,903

Health Care Equipment & Supplies – 3.7%
Masimo Corp.(a)	210,100	5,277,712
NuVasive, Inc.(a)	182,100	7,296,747
Resmed, Inc.(a)	168,500	7,735,835

		20,310,294

Health Care Providers & Services – 1.7%
HMS Holdings Corp.(a)	253,600	9,537,896

Health Care Technology – 1.4%
Athenahealth, Inc.(a)	193,500	7,784,505

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 2.7%
Illumina, Inc.(a)	179,400	$6,327,438
Qiagen NV(a)	413,200	8,491,260

		14,818,698

		100,457,296

Financials – 6.8%
Capital Markets – 5.1%
Affiliated Managers Group, Inc.(a)	104,050	6,797,586
Greenhill & Co., Inc.	70,320	5,569,344
Lazard Ltd. – Class A	227,900	8,858,473
Stifel Financial Corp.(a)	115,900	6,525,170

		27,750,573

Commercial Banks – 0.4%
PrivateBancorp, Inc.	98,000	2,362,780

Thrifts & Mortgage Finance – 1.3%
People’s United Financial, Inc.	429,100	6,891,346

		37,004,699

Energy – 5.4%
Energy Equipment & Services – 3.4%
Complete Production Services, Inc.(a)	593,200	5,338,800
FMC Technologies, Inc.(a)	116,500	5,557,050
Oceaneering International, Inc.(a)	76,100	3,970,137
Superior Energy Services, Inc.(a)	217,000	3,955,910

		18,821,897

Oil, Gas & Consumable Fuels – 2.0%
Cabot Oil & Gas Corp.	138,800	4,892,700
Newfield Exploration Co.(a)	149,400	5,780,286

		10,672,986

		29,494,883

Materials – 1.7%
Chemicals – 1.7%
Airgas, Inc.	128,800	5,989,200
Solutia, Inc.(a)	292,800	3,580,944

		9,570,144

Consumer Staples – 1.2%
Food Products – 1.2%
Green Mountain Coffee Roasters, Inc.(a)	110,550	6,654,005

Telecommunication Services – 1.1%
Wireless Telecommunication Services – 1.1%
SBA Communications Corp. – Class A(a)	237,800	5,733,358

Total Common Stocks (cost $466,836,662)		542,351,978

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $3,783,142)	3,783,142	$3,783,142

Total Investments – 99.6% (cost $470,619,804)		546,135,120
Other assets less liabilities – 0.4%		2,143,962

Net Assets – 100.0%		$548,279,082

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 31.1%
Treasuries – 31.1%
United States – 31.1%
U.S. Treasury Bonds 7.25%, 5/15/16	$7,900	$9,971,285
U.S. Treasury Notes 1.00%, 7/31/11(a)	81,254	81,368,243
1.50%, 7/15/12(a)	32,178	32,240,844
1.75%, 8/15/12(a)	72,775	73,349,267
1.875%, 6/15/12	23,948	24,260,450
2.625%, 6/30/14	20,000	20,260,940
3.50%, 11/15/09-12/15/09	102,000	102,770,096

Total Governments - Treasuries (cost $343,431,647)		344,221,125

CORPORATES - INVESTMENT GRADES – 25.6%
Industrial – 13.5%
Basic – 0.9%
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	3,543	3,927,752
Praxair INC 3.25%, 9/15/15(b)	5,520	5,539,690

		9,467,442

Capital Goods – 1.0%
Boeing Co. 5.00%, 3/15/14	2,436	2,626,039
General Dynamics Corp. 1.80%, 7/15/11	5,637	5,659,486
John Deere Capital Corp. 5.25%, 10/01/12	2,735	2,953,986

		11,239,511

Communications - Telecommunications – 1.8%
AT&T, Inc. 4.125%, 9/15/09	6,670	6,676,723
4.85%, 2/15/14	4,875	5,218,624
Verizon Global Funding Corp. 7.375%, 9/01/12	2,142	2,429,789
Verizon New England, Inc. 6.50%, 9/15/11	1,935	2,084,295
Vodafone Group PLC 7.75%, 2/15/10	3,690	3,801,910

		20,211,341

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.9%
Daimler Finance North America LLC 7.20%, 9/01/09	$5,900	$5,900,000
8.00%, 6/15/10	3,495	3,630,816

		9,530,816

Consumer Cyclical - Entertainment – 0.4%
The Walt Disney Co. 4.50%, 12/15/13	3,624	3,840,831

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	3,595	3,812,771

Consumer Cyclical - Retailers – 0.3%
Wal-Mart Stores, Inc. 4.55%, 5/01/13	3,500	3,738,168

Consumer Non-Cyclical – 4.6%
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,649,957
Baxter FinCo BV 4.75%, 10/15/10	3,432	3,567,090
Bottling Group LLC 5.00%, 11/15/13	3,599	3,897,170
6.95%, 3/15/14	3,290	3,853,692
Campbell Soup Co. 6.75%, 2/15/11	3,460	3,732,772
Coca-Cola Enterprises, Inc. 4.25%, 3/01/15	3,675	3,877,636
Colgate-Palmolive Co. Series F 3.15%, 8/05/15	1,049	1,068,587
Diageo Capital PLC 4.375%, 5/03/10	4,219	4,320,910
Genentech, Inc. 4.40%, 7/15/10	1,910	1,962,846
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,650,332
Merck & Co. Inc 1.875%, 6/30/11	5,870	5,928,847
Procter & Gamble Co. 3.15%, 9/01/15	11,035	11,070,511
4.60%, 1/15/14	3,485	3,741,973

		51,322,323

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 1.6%
Apache Corp. 5.25%, 4/15/13	$2,890	$3,090,632
BP Capital Markets PLC 1.55%, 8/11/11	6,394	6,405,541
Chevron Corp. 3.95%, 3/03/14	3,665	3,843,625
ConocoPhillips 4.75%, 2/01/14	3,650	3,913,545

		17,253,343

Services – 0.5%
The Western Union Co. 5.40%, 11/17/11	4,980	5,340,134

Technology – 1.2%
Cisco Systems, Inc. 5.25%, 2/22/11	3,525	3,729,665
Dell, Inc. 3.375%, 6/15/12	2,134	2,196,673
Hewlett-Packard Co. 2.95%, 8/15/12	1,408	1,441,267
Oracle Corp. 3.75%, 7/08/14	4,116	4,252,301
5.00%, 1/15/11	2,062	2,164,888

		13,784,794

		149,541,474

Financial Institutions – 11.9%
Banking – 9.3%
Bank of America Corp. 4.50%, 8/01/10	3,805	3,898,744
The Bank of New York Mellon Corp. 4.30%, 5/15/14	1,785	1,878,000
Barclays Bank PLC 5.20%, 7/10/14	9,694	10,176,451
BB&T Corp. 3.85%, 7/27/12	5,155	5,280,581
6.50%, 8/01/11	1,820	1,903,751
Citigroup, Inc. 6.375%, 8/12/14	6,270	6,340,494
Comerica, Inc. 4.80%, 5/01/15	2,380	1,939,579
Deutsche Bank AG London 5.00%, 10/12/10	2,550	2,610,399
Fifth Third Bancorp 6.25%, 5/01/13	6,600	6,715,830

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

The Goldman Sachs Group, Inc. 3.625%, 8/01/12	$3,210	$3,275,478
4.75%, 7/15/13	3,840	3,969,934
JP Morgan Chase & Co. 7.875%, 6/15/10	4,685	4,922,398
Morgan Stanley 5.625%, 1/09/12	195	205,711
6.00%, 5/13/14	5,650	5,991,198
National City Bank of Cleveland Ohio 6.25%, 3/15/11	6,470	6,612,366
PNC Funding Corp. 4.50%, 3/10/10	2,445	2,469,501
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,318,127
State Street Corp. 4.30%, 5/30/14	3,015	3,161,040
Union Planters Corp. 7.75%, 3/01/11	2,327	2,256,136
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,117,063
US Bancorp 4.20%, 5/15/14	3,822	3,980,739
Wells Fargo & Co. 4.20%, 1/15/10	3,715	3,751,942
Westpac Banking Corp. 4.20%, 2/27/15	11,025	11,094,733

		102,870,195

Finance – 0.9%
HSBC Finance Corp. 4.75%, 4/15/10	4,905	4,979,855
8.00%, 7/15/10	4,710	4,941,172

		9,921,027

Insurance – 1.0%
Berkshire Hathaway Finance Corp. 4.00%, 4/15/12(c)	4,700	4,897,325
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,864,573

		11,761,898

Other Finance – 0.3%
ORIX Corp. 5.48%, 11/22/11	3,130	3,089,329

REITS – 0.4%
Simon Property Group LP 5.00%, 3/01/12	3,985	4,085,382

		131,727,831

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	Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
The Southern Co. 4.15%, 5/15/14	$2,001	$2,057,706

Total Corporates - Investment Grades (cost $277,321,622)		283,327,011

MORTGAGE PASS-THRU’S – 20.3%
Agency ARMS – 9.9%
Federal Home Loan Mortgage Corp. Series 2005 4.788%, 5/01/35(d)	5,349	5,542,927
Series 2006 6.233%, 12/01/36(e)	3,982	4,205,571
Series 2007 5.912%, 11/01/36(e)	7,183	7,562,896
6.074%, 1/01/37(e)	6,352	6,702,295
Federal National Mortgage Association Series 2003 4.746%, 12/01/33(d)	1,759	1,836,128
Series 2005 4.545%, 2/01/35(e)	8,538	8,784,780
4.656%, 10/01/35(d)	5,343	5,560,329
5.331%, 1/01/36(d)	3,753	3,928,828
Series 2006 3.807%, 1/01/36(d)	13,708	13,696,318
5.473%, 5/01/36(e)	7,242	7,633,252
5.66%, 7/01/36(d)	6,346	6,676,502
5.842%, 11/01/36(e)	10,236	10,814,373
Series 2007 4.377%, 11/01/35(e)	7,984	8,253,676
5.519%, 2/01/37(e)	8,064	8,518,773
6.415%, 1/01/37(e)	4,991	5,290,087
Series 2009 4.911%, 7/01/38(d)	4,073	4,251,331

		109,258,066

Agency Fixed Rate 30-Year – 9.7%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	3,358	3,544,316
6.50%, 12/01/33	9,004	9,680,840
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	24,708	26,481,501
Series 2008 6.00%, 8/01/38	14,851	15,650,008
6.50%, 12/01/28-7/01/35	26,507	28,720,785

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2008 6.50%, 9/15/38	$22,525	$23,984,174

		108,061,624

Agency Fixed Rate 15-Year – 0.7%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13	33	35,421
Series 2001 6.00%, 11/01/16	145	155,634
Series 2002 6.00%, 12/01/17	78	83,622
Series 2005 6.00%, 6/01/17-6/01/20	292	310,119
Series 2006 6.00%, 5/01/21-1/01/22	5,284	5,629,573
Series 2007 6.00%, 2/01/22	1,351	1,438,289

		7,652,658

Total Mortgage Pass-Thru’s (cost $217,507,210)		224,972,348

ASSET-BACKED SECURITIES – 14.4%
Autos-Fixed Rate – 3.3%
Bank of America Auto Trust Series 2009-1A, Class A3 2.67%, 7/15/13(c)	11,000	11,119,684
BMW Vehicle Lease Trust Series 2009-1, Class A3 2.91%, 3/15/12	3,725	3,777,306
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	6,418	6,455,766
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	3,420	3,431,211
Volkswagen Auto Lease Trust Series 2009-A, Class A3 3.41%, 4/16/12	12,000	12,313,535

		37,097,502

Autos-Floating Rate – 2.8%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.34%, 4/20/13(e)	4,360	4,175,359

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(c)(e)+	$15,000	$15,000,015
World Omni Master Owner Trust Series 2009-1, Class A 1.974%, 7/15/11(c)(e)+	12,000	12,022,200

		31,197,574

Home Equity Loans - Floating Rate – 1.7%
ACE Securities Corp. Series 2003-OP1, Class A2 0.63%, 12/25/33(e)	18	8,144
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.166%, 5/25/37(e)	1,200	27,079
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)	1,578	1,398,952
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 0.56%, 6/25/34(e)	76	46,409
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.55%, 1/20/36(e)	1,473	1,114,896
Home Equity Mortgage Trust Series 2005-3, Class M1 0.81%, 11/25/35(e)	132	126,521
Household Home Equity Loan Trust Series 2007-2, Class A2V 0.43%, 7/20/36(e)	2,800	2,218,716
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 0.43%, 7/25/37(e)	3,350	1,560,260
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.47%, 6/25/37(c)(e)	3,700	1,217,637
Lehman XS Trust Series 2005-2, Class 1M1 0.77%, 8/25/35(e)	5,000	176,031
Series 2006-1, Class 1M1 0.72%, 2/25/36(e)	4,000	100,575
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 0.38%, 2/25/36(e)	152	149,876

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.39%, 4/25/37(e)	$1,686	$1,617,075
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 0.40%, 6/25/37(e)	3,100	1,549,036
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.40%, 4/25/37(e)	2,702	1,685,446
Novastar Home Loan Equity Series 2007-2, Class M1 0.57%, 9/25/37(e)	4,935	110,830
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.37%, 7/25/36(e)	2,861	2,281,990
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(c)	1,097	1,049,446
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.40%, 7/25/37(e)	4,185	1,700,320
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.72%, 6/25/36(e)	2,000	357,880

		18,497,119

Credit Cards - Floating Rate – 1.4%
Chase Issuance Trust Series 2007-A1, Class A1 0.29%, 3/15/13(e)	4,825	4,781,300
Discover Card Master Trust Series 2009-A1, Class A1 1.573%, 12/15/14(e)+	11,000	11,015,180

		15,796,480

Other ABS - Fixed Rate – 1.4%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(c)	1,600	1,478,882
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	4,510	4,542,851
Series 2009-A, Class A4 3.96%, 5/16/16	3,390	3,427,942
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	5,805	5,880,879

		15,330,554

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 1.3%
BA Credit Card Trust Series 2006-A16, Class A16 4.72%, 5/15/13	$4,600	$4,790,275
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	4,600	4,822,881
MBNA Master Credit Card Trust Series 1999-J, Class A 7.00%, 2/15/12	5,307	5,317,870

		14,931,026

Other ABS - Floating Rate – 1.3%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.976%, 7/15/15(c)(e)+	14,000	14,000,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(c)(e)	1,865	27,975

		14,027,975

Home Equity Loans - Fixed Rate – 1.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,139,918
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	86	83,175
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	2,955	637,094
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,208,446
Series 2005-CB4, Class AF2 4.751%, 8/25/35	933	868,847
Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	1,266	1,177,676
Series 2007-CB4, Class A2A 5.844%, 4/25/37	1,475	1,349,092
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	5,500	3,794,817
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	148	149,398

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	Principal Amount (000)	U.S. $ Value

Series 2006-5, Class A1 5.50%, 1/25/37	$2,453	$247,690
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(f)(g)	35	704
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(h)	9,924	1,736,730

		13,393,587

Total Asset-Backed Securities (cost $197,671,343)		160,271,817

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.2%
Non-Agency Fixed Rate CMBS – 8.8%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	5,000	4,909,454
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	11,148,886
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,639,314
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	7,895	7,884,733
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+	14,000	14,064,576
Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	13,908,009
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,832,979
Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,761,556
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 6.15%, 7/15/44	10,000	2,114,814
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,274,030

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2003-C5, Class A3 4.254%, 7/15/27	$7,251	$7,382,989
Series 2004-C7, Class A2 3.992%, 10/15/29	12,420	12,416,819
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	1	781

		97,338,940

Non-Agency Floating Rate CMBS – 1.4%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.58%, 3/15/22(c)(e)	2,500	1,583,620
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 0.37%, 4/15/17(c)(e)	403	400,225
Series 2005-FL11, Class D 0.61%, 11/15/17(c)(e)	1,719	979,133
Series 2007-FL14, Class C 0.57%, 6/15/22(c)(e)	3,874	1,599,311
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.74%, 10/15/21(c)(e)	4,900	2,068,169
Series 2007-TFLA, Class A2 0.39%, 2/15/22(c)(e)	8,000	4,759,536
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 0.58%, 10/15/17(c)(e)	2,400	2,171,280
Morgan Stanley Capital I Series 2005-XLF, Class G 0.64%, 8/15/19(c)(e)	343	323,931
Series 2005-XLF, Class H 0.66%, 8/15/19(c)(e)	1,000	872,625
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.67%, 9/15/21(c)(e)	2,600	628,692
Series 2007-WHL8, Class E 0.67%, 6/15/20(c)(e)	2,725	434,494

		15,821,016

Total Commercial Mortgage-Backed Securities (cost $135,019,366)		113,159,956

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	Principal Amount (000)	U.S. $ Value

AGENCIES – 7.6%
Agency Debentures – 7.6%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	$8,760	$8,854,021
Citigroup, Inc. – FDIC Insured Series FXD 1.875%, 5/07/12	18,659	18,711,693
Federal Home Loan Banks 1.625%, 3/16/11	17,000	17,208,556
The Goldman Sachs Group, Inc. – FDIC Insured 3.25%, 6/15/12	13,670	14,255,500
JP Morgan Chase & Co. – FDIC Insured 3.125%, 12/01/11	10,565	10,969,682
Morgan Stanley – FDIC Insured 2.25%, 3/13/12	6,000	6,105,378
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	7,493	7,763,827

Total Agencies (cost $82,151,978)		83,868,657

CMOS – 3.0%
Non-Agency Floating Rate – 1.1%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.74%, 2/25/36(e)	4,155	31,162
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 1.836%, 9/25/45(e)	87	42,336
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.901%, 11/25/46(e)	2,093	800,399
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 0.75%, 2/25/35(e)	134	30,976
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 0.58%, 8/25/35(e)	113	58,044
Series 2007-OA4, Class 1A1A 0.46%, 8/25/47(e)	2,661	1,223,666
Homebanc Mortgage Trust Series 2005-4, Class A2 0.60%, 10/25/35(e)	3,470	961,515

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-2N, Class M1 0.61%, 2/25/37(e)	$3,602	$22,214
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 0.50%, 4/25/29(e)	97	66,545
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.92%, 2/25/42(c)(e)	3,353	3,135,519
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.47%, 7/20/36(e)	3,193	2,324,126
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.50%, 5/25/35(e)	157	101,865
Series 2005-9, Class 2A1 1.666%, 5/25/35(e)	932	333,113
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.61%, 10/19/34(e)	674	434,457
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 2.011%, 9/25/46(e)	3,362	1,304,817
Series 2006-AR4, Class 1A1B 1.991%, 5/25/46(e)	1,340	431,143
Series 2006-AR9, Class 1AB2 0.486%, 8/25/46(e)	3,961	969,648

		12,271,545

Agency Fixed Rate – 0.8%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	4,199	4,279,259
Series 2006-50, Class PA 5.00%, 4/25/27	4,778	4,908,957

		9,188,216

Non-Agency Fixed Rate – 0.6%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	201	196,877
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,175	1,046,328

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	$6,125	$5,553,547

		6,796,752

Agency Floating Rate – 0.3%
Federal National Mortgage Association Series 2003-52, Class FV 1.266%, 5/25/31(e)	1,797	1,812,191
Series 2003-W13, Class AV2 0.546%, 10/25/33(e)	313	271,532
Freddie Mac Reference REMIC Series R008, Class FK 0.64%, 7/15/23(e)	1,288	1,271,903

		3,355,626

Non-Agency ARMS – 0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.301%, 2/25/36(d)	3,009	1,594,369

Total CMOs (cost $56,390,352)		33,206,508

INFLATION-LINKED SECURITIES – 1.8%
United States – 1.8%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $19,898,230)	18,859	19,807,826

	Shares
SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(i) (cost $27,867,410)	27,867,410	27,867,410

Total Investments – 116.5% (cost $1,357,259,158)		1,290,702,658
Other assets less liabilities – (16.5)%		(183,102,681)

Net Assets—100.0%		$1,107,599,977

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Short Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,057	December 2009	$228,118,806	$228,675,344	$556,538
Sold Contracts
U.S. T-Note 10 Yr Futures	439	December 2009	51,094,081	51,459,030	(364,949)
U.S. T-Note 5 Yr Futures	1,116	December 2009	127,926,138	128,619,000	(692,862)

					$(501,273)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	Amount
ING	0.13%		9/01/09	$36,045,130
ING	0.00		9/15/09	30,037,500
ING	(0.08	)*	9/17/09	50,060,619

				$116,143,249

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $115,750,000.

(b)	When-Issued or delayed delivery security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate market value of these securities amounted to $86,478,922 or 7.8% of net assets.

(d)	Variable rate coupon, rate shown as of August 31, 2009.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of August 31, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust
Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	$35,213	$704	0.00%

(g)	Fair valued.

(h)	IO – Interest Only

(i)	Investment in affiliated money market mutual fund.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $80,009,980.

*	Interest payment due from counterparty.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the fund’s total exposure

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Short Duration Bond Portfolio—Portfolio of Investments

to subprime investments was 4.37% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS	– Asset-Backed Securities
ARMS	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
LP	– Limited Partnership
REIT	– Real Estate Investment Trust
REMIC	– Real Estate Mortgage Investment Conduit
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 33.1%
Industrial – 15.9%
Basic – 2.3%
ArcelorMittal 6.125%, 6/01/18	$3,570	$3,416,943
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	3,132	3,554,908
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	999	1,049,285
The Dow Chemical Co. 7.375%, 11/01/29	200	199,451
8.55%, 5/15/19	4,115	4,482,284
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	1,539	1,706,128
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	2,885	3,007,612
International Paper Co. 5.30%, 4/01/15	2,625	2,529,655
7.50%, 8/15/21	797	807,590
Packaging Corp. of America 5.75%, 8/01/13	1,329	1,357,870
PPG Industries, Inc. 5.75%, 3/15/13	3,190	3,388,705
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	3,260	3,509,530

		29,009,961

Capital Goods – 0.7%
John Deere Capital Corp. 5.25%, 10/01/12	2,660	2,872,981
Lafarge SA 6.15%, 7/15/11	2,204	2,275,454
Tyco International Finance SA 6.00%, 11/15/13	1,250	1,344,687
8.50%, 1/15/19	1,265	1,527,277
United Technologies Corp. 4.875%, 5/01/15	1,591	1,731,411

		9,751,810

Communications - Media – 1.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	3,710	3,860,196
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	2,746	3,451,368
Comcast Corp. 5.50%, 3/15/11	2,767	2,903,911

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

News America, Inc. 6.55%, 3/15/33	$1,383	$1,412,313
News America Holdings, Inc. 9.25%, 2/01/13	670	781,836
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,345	1,636,086
RR Donnelley & Sons Co. 4.95%, 4/01/14	710	660,608
Time Warner Cable, Inc. 7.50%, 4/01/14	1,325	1,520,762
Time Warner Entertainment Co. 8.375%, 3/15/23	2,680	3,122,120
WPP Finance UK 5.875%, 6/15/14	376	378,683
8.00%, 9/15/14	2,616	2,865,242

		22,593,125

Communications - Telecommunications – 3.7%
AT&T Corp. 8.00%, 11/15/31(b)	295	366,233
AT&T, Inc. 4.125%, 9/15/09	2,135	2,137,152
British Telecommunications PLC 9.125%, 12/15/10(b)	3,066	3,303,275
Embarq Corp. 6.738%, 6/01/13	3,425	3,663,000
7.082%, 6/01/16	3,780	4,035,785
Pacific Bell Telephone Co. 6.625%, 10/15/34	6,250	6,293,756
Qwest Corp. 7.50%, 10/01/14	3,270	3,241,388
8.875%, 3/15/12(b)	2,195	2,260,850
Telecom Italia Capital SA 4.00%, 1/15/10	2,995	3,016,908
6.175%, 6/18/14	2,510	2,718,420
6.375%, 11/15/33	375	372,258
US Cellular Corp. 6.70%, 12/15/33	4,720	4,843,230
Verizon Communications, Inc. 4.90%, 9/15/15	2,540	2,693,566
5.25%, 4/15/13	2,310	2,490,092
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	2,259	2,421,255
Vodafone Group PLC 5.50%, 6/15/11	3,015	3,199,961

		47,057,129

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Daimler Finance North America LLC 5.75%, 9/08/11	$1,105	$1,158,677

Consumer Cyclical - Entertainment – 0.4%
Time Warner, Inc. 6.875%, 5/01/12	2,130	2,329,409
7.625%, 4/15/31	2,810	3,085,846

		5,415,255

Consumer Cyclical - Other – 0.7%
Marriott International, Inc. Series J 5.625%, 2/15/13	4,120	4,120,894
MDC Holdings, Inc. 5.50%, 5/15/13	4,540	4,472,245

		8,593,139

Consumer Non-Cyclical – 3.3%
Altria Group, Inc. 9.70%, 11/10/18	1,675	2,048,935
Baxter FinCo BV 4.75%, 10/15/10	2,678	2,783,411
Bottling Group LLC 6.95%, 3/15/14	2,315	2,711,641
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,711	1,741,926
5.875%, 5/15/13	2,720	2,844,062
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	3,480	3,620,536
Campbell Soup Co. 6.75%, 2/15/11	2,205	2,378,833
ConAgra Foods, Inc. 7.875%, 9/15/10	68	72,301
Diageo Capital PLC 7.375%, 1/15/14	2,340	2,703,189
Fisher Scientific International, Inc. 6.125%, 7/01/15	2,336	2,406,080
Fortune Brands, Inc. 4.875%, 12/01/13	2,016	1,988,161
Kraft Foods, Inc. 4.125%, 11/12/09	3,245	3,267,436
The Kroger Co. 6.80%, 12/15/18	2,175	2,462,718
Pepsico, Inc. 4.65%, 2/15/13	2,505	2,688,291

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pfizer, Inc. 5.35%, 3/15/15	$2,620	$2,915,989
The Procter & Gamble Co. 4.70%, 2/15/19	2,607	2,715,071
Safeway, Inc. 6.50%, 3/01/11	453	483,490
Wyeth 5.50%, 2/01/14	2,212	2,418,734

		42,250,804

Energy – 1.4%
Amerada Hess Corp. 7.875%, 10/01/29	1,793	2,128,153
Anadarko Petroleum Corp. 5.95%, 9/15/16	295	306,780
6.45%, 9/15/36	877	868,119
Apache Corp. 5.25%, 4/15/13	1,455	1,556,010
Baker Hughes, Inc. 6.50%, 11/15/13	1,300	1,456,952
Canadian Natural Resources Ltd. 5.15%, 2/01/13	1,220	1,276,161
Nabors Industries, Inc. 9.25%, 1/15/19	2,995	3,515,010
Noble Energy, Inc. 8.25%, 3/01/19	2,858	3,409,885
The Premcor Refining Group, Inc. 7.50%, 6/15/15	2,115	2,163,163
Weatherford International Ltd. 5.15%, 3/15/13	1,600	1,667,262

		18,347,495

Technology – 1.5%
Cisco Systems, Inc. 5.25%, 2/22/11	2,470	2,613,411
Computer Sciences Corp. 5.50%, 3/15/13	2,290	2,405,553
Dell, Inc. 5.625%, 4/15/14	1,645	1,793,481
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(b)	3,850	4,277,870
Motorola, Inc. 6.50%, 9/01/25	1,800	1,411,742
7.50%, 5/15/25	290	249,773
7.625%, 11/15/10	146	150,745
Oracle Corp. 5.00%, 1/15/11	2,480	2,603,745

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Xerox Capital Trust I 8.00%, 2/01/27	$4,410	$3,541,142
Xerox Corp. 8.25%, 5/15/14	310	349,077

		19,396,539

		203,573,934

Financial Institutions – 13.4%
Banking – 7.2%
American Express Co. 8.125%, 5/20/19	2,785	3,116,774
ANZ National International Ltd. 6.20%, 7/19/13(a)	1,890	2,041,729
Bank of America Corp. 4.875%, 1/15/13	4,230	4,274,161
7.625%, 6/01/19	1,700	1,871,710
Series L 5.65%, 5/01/18	1,400	1,353,720
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	170	179,800
Barclays Bank PLC 8.55%, 6/15/11(a)(c)	961	836,070
The Bear Stearns Co., Inc. 5.55%, 1/22/17	5,410	5,471,479
Citigroup, Inc. 5.50%, 4/11/13	2,900	2,886,512
6.50%, 8/19/13	2,770	2,844,347
8.50%, 5/22/19	2,750	3,005,965
Compass Bank 5.50%, 4/01/20	4,989	4,267,745
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	1,151	1,162,161
Credit Suisse USA, Inc. 5.50%, 8/15/13	1,128	1,207,691
Deutsche Bank AG London 5.00%, 10/12/10	2,730	2,794,663
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	2,806	2,900,947
5.125%, 1/15/15	1,590	1,647,778
7.35%, 10/01/09	899	903,993
7.50%, 2/15/19	2,855	3,286,947
Huntington National Bank 4.375%, 1/15/10	517	517,666
JP Morgan Chase & Co. 6.75%, 2/01/11	2,925	3,113,528

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37	$733	$690,769
KeyBank NA 7.00%, 2/01/11	3,140	3,196,071
Marshall & Ilsley Bank 5.00%, 1/17/17	3,700	2,766,864
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	1,607	1,565,994
Morgan Stanley 5.625%, 1/09/12	3,940	4,156,412
6.60%, 4/01/12	2,565	2,787,093
National City Bank of Cleveland Ohio 6.25%, 3/15/11	4,245	4,338,407
Rabobank Nederland 11.00%, 6/30/19(a)(c)	280	330,750
Regions Financial Corp. 6.375%, 5/15/12	4,250	3,937,736
SouthTrust Corp. 5.80%, 6/15/14	3,315	3,381,303
Standard Chartered PLC 6.409%, 1/30/17(a)(c)	4,800	3,600,000
UBS Preferred Funding Trust I 8.622%, 10/01/10(c)	2,319	2,021,946
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,913	2,080,057
Union Bank of California 5.95%, 5/11/16	1,005	980,261
Union Planters Corp. 7.75%, 3/01/11	2,817	2,731,214
Wachovia Corp. 5.50%, 5/01/13	4,155	4,414,654

		92,664,917

Finance – 1.4%
General Electric Capital Corp. 4.80%, 5/01/13	2,795	2,902,233
Series A 4.375%, 11/21/11	2,713	2,804,629
HSBC Finance Corp. 7.00%, 5/15/12	2,095	2,256,979
International Lease Finance Corp. 5.65%, 6/01/14	524	393,272
SLM Corp. 5.125%, 8/27/12	1,145	898,825
5.40%, 10/25/11	3,309	2,884,779
Series A 5.375%, 1/15/13-5/15/14	8,395	6,232,718

		18,373,435

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 3.0%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	$1,820	$1,755,603
Assurant, Inc. 5.625%, 2/15/14	1,028	1,051,330
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	1,656	1,715,729
GE Global Insur 7.00%, 2/15/26	3,065	2,713,423
Genworth Financial, Inc. 6.515%, 5/22/18	4,100	2,941,635
Humana, Inc. 6.30%, 8/01/18	1,514	1,374,459
6.45%, 6/01/16	285	270,668
7.20%, 6/15/18	610	590,687
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	2,683	2,410,976
Lincoln National Corp. 8.75%, 7/01/19	791	884,539
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,510	1,694,502
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,585	2,557,340
Principal Financial Group, Inc. 7.875%, 5/15/14	2,220	2,450,289
Prudential Financial, Inc. 5.15%, 1/15/13	2,545	2,564,367
6.20%, 1/15/15	265	277,602
Series D 7.375%, 6/15/19	200	217,362
UnitedHealth Group, Inc. 5.25%, 3/15/11	4,300	4,449,490
WellPoint, Inc. 4.25%, 12/15/09	4,327	4,368,089
XL Capital Ltd. 5.25%, 9/15/14	4,520	4,101,403

		38,389,493

REITS – 1.8%
ERP Operating LP 5.25%, 9/15/14	4,570	4,553,283
HCP, Inc. 6.00%, 1/30/17	4,630	4,222,500
Health Care REIT, Inc. 6.20%, 6/01/16	3,980	3,673,158
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	2,373	2,200,687

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Simon Property Group LP 5.00%, 3/01/12	$4,335	$4,444,199
5.625%, 8/15/14	3,236	3,320,773

		22,414,600

		171,842,445

Utility – 3.0%
Electric – 1.8%
Carolina Power & Light Co. 6.50%, 7/15/12	2,595	2,859,420
Exelon Corp. 6.75%, 5/01/11	1,295	1,384,386
FirstEnergy Corp.
Series B 6.45%, 11/15/11	58	62,060
Series C 7.375%, 11/15/31	2,291	2,529,140
FPL Group Capital, Inc. 5.625%, 9/01/11	2,855	3,066,244
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,093	2,270,135
Nisource Finance Corp. 6.80%, 1/15/19	4,345	4,406,425
7.875%, 11/15/10	1,656	1,741,592
Pacific Gas & Electric Co. 4.80%, 3/01/14	1,700	1,806,434
The Southern Co.
Series A 5.30%, 1/15/12	999	1,069,387
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,447	1,506,987

		22,702,210

Natural Gas – 1.0%
Duke Energy Field Services Corp. 7.875%, 8/16/10	506	529,819
Energy Transfer Partners LP 6.70%, 7/01/18	1,730	1,836,208
7.50%, 7/01/38	4,135	4,802,633
Enterprise Products Operating LLC
Series G 5.60%, 10/15/14	1,278	1,351,759
Williams Co., Inc. 7.125%, 9/01/11	2,285	2,412,487
8.125%, 3/15/12	1,645	1,766,829

		12,699,735

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18		$2,785	$2,969,918

			38,371,863

Non Corporate Sectors – 0.8%
Agencies – Not Government Guaranteed – 0.8%
Gaz Capital SA 6.212%, 11/22/16(a)		7,890	7,051,687
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		3,055	3,169,563

			10,221,250

Total Corporates - Investment Grades (cost $415,942,073)			424,009,492

GOVERNMENTS - TREASURIES – 19.2%
Treasuries – 19.2%
Canada – 2.4%
Canadian Government Bond 3.75%, 6/01/19	CAD	31,845	29,990,587

Hungary – 0.5%
Hungary Government Bond Series 12/C 6.00%, 10/24/12	HUF	1,317,000	6,515,274

United States – 16.3%
U.S. Treasury Bonds 3.75%, 11/15/18		$50,390	51,744,231
4.50%, 2/15/36		12,325	12,968,217
U.S. Treasury Notes 0.875%, 2/28/11-5/31/11		31,240	31,281,693
1.75%, 1/31/14		53,525	52,600,837
2.625%, 7/31/14		59,660	60,368,463

			208,963,441

Total Governments - Treasuries (cost $243,177,429)			245,469,302

MORTGAGE PASS-THRU’S – 17.0%
Agency Fixed Rate 30-Year – 14.9%
Federal Home Loan Mortgage Corp. Gold
Series 2005 4.50%, 8/01/35-10/01/35		3,344	3,371,223

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006 4.50%, 1/01/36-5/01/36	$173	$174,583
Series 2007 5.50%, 7/01/35	4,730	4,957,619
Series 2008 6.50%, 5/01/35	4,980	5,357,849
Federal National Mortgage Association Series 2003 5.00%, 11/01/33	13,978	14,423,193
5.50%, 4/01/33-7/01/33	17,358	18,180,974
Series 2004 5.50%, 4/01/34-11/01/34	13,558	14,192,547
Series 2005 4.50%, 8/01/35-10/01/35	22,252	22,459,082
5.50%, 2/01/35	3,300	3,456,370
6.00%, 4/01/35	10,812	11,477,473
Series 2006 5.00%, 1/01/36-2/01/36	17,738	18,274,483
Series 2007 4.50%, 9/01/35-8/01/37	13,112	13,257,889
5.50%, 8/01/37	24,127	25,271,583
Series 2008 6.00%, 3/01/37	24,090	25,474,022
Government National Mortgage Association Series 2008 5.50%, 10/15/38	6,628	6,942,628
6.00%, 9/15/38	2,957	3,125,530

		190,397,048

Agency ARMS – 2.1%
Federal Home Loan Mortgage Corp. Series 2007 5.973%, 2/01/37(d)	5,131	5,409,331
Series 2009 4.772%, 4/01/36(c)	7,852	8,152,564
Federal National Mortgage Association Series 2003 4.746%, 12/01/33(c)	2,441	2,547,895
Series 2006 5.454%, 2/01/36(c)	2,959	3,114,589
6.205%, 3/01/36(c)	2,218	2,338,050
Series 2007 4.727%, 3/01/34(c)	4,962	5,155,318

		26,717,747

Total Mortgage Pass-Thru’s (cost $206,786,779)		217,114,795

108	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 14.1%
Non-Agency Fixed Rate CMBS – 14.0%
Banc of America Commercial Mortgage, Inc. Series 2004-4, Class A3 4.128%, 7/10/42	$553	$555,106
Series 2006-5, Class A4 5.414%, 9/10/47	7,680	6,929,497
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.903%, 9/11/38	2,285	2,144,240
Series 2007-PW18, Class A4 5.70%, 6/11/50	6,455	5,501,728
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.299%, 12/10/49	8,585	7,581,963
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	3,065	2,627,765
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	6,475	4,930,667
Series 2006-C5, Class A3 5.311%, 12/15/39	4,500	3,362,012
CS First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	40	40,240
Series 2005-C1, Class A4 5.014%, 2/15/38	1,516	1,468,188
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	3,265	3,250,196
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	1,693	1,691,043
Series 2005-GG3, Class A4 4.799%, 8/10/42	1,970	1,793,697
Series 2007-GG11, Class A4 5.736%, 12/10/49	1,470	1,290,481

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+	$15,388	$15,458,979
Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	13,908,009
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	1,720	1,692,544
Series 2005-LDP1, Class A4 5.038%, 3/15/46	1,846	1,765,151
Series 2006-LDP8, Class A2 5.289%, 5/15/45+	14,000	13,968,511
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36	7,760	7,346,546
Series 2004-C4, Class A4 5.401%, 6/15/29	6,015	5,606,891
Series 2006-C6, Class A4 5.372%, 9/15/39	8,090	7,028,058
Series 2007-C1, Class A3 5.398%, 2/15/40+	20,000	19,182,846
Series 2007-C1, Class A4 5.424%, 2/15/40	5,725	4,345,586
Series 2008-C1, Class A2 6.318%, 4/15/41	4,785	4,552,179
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	3,075	2,922,827
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40	6,500	6,414,675
Series 2007-HQ13, Class A3 5.569%, 12/15/44	8,155	6,200,788
Series 2007-IQ15, Class A4 6.076%, 6/11/49	4,030	3,440,821
Series 2007-T27, Class A4 5.803%, 6/11/42	9,860	9,077,790
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	8,565	7,645,171
Series 2007-C32, Class A3 5.929%, 6/15/49	6,885	5,371,450

		179,095,645

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II
Series 2007-EOP, Class E 0.716%, 3/06/20(a)(d)	$1,855	$1,469,602

Total Commercial Mortgage-Backed Securities (cost $195,453,515)		180,565,247

ASSET-BACKED SECURITIES –2.8%
Autos - Floating Rate – 1.2%
Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(a)(d)+	15,000	15,000,015

Credit Cards - Floating Rate – 0.9%
Discover Card Master Trust Series 2009-A1, Class A1 1.573%, 12/15/14(d)+	11,000	11,015,180

Credit Cards - Fixed Rate – 0.3%
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	4,150	4,351,078

Home Equity Loans - Floating Rate – 0.2%
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AMC4, Class M1 0.536%, 5/25/37(d)	3,715	118,676
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.533%, 1/20/35(d)	930	786,813
Lehman XS Trust Series 2005-4, Class 1M1 0.766%, 10/25/35(d)	4,865	112,723
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.39%, 4/25/37(d)	1,539	1,475,851
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.496%, 2/25/37(d)	1,785	29,302

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

RAAC Series Series 2006-SP3, Class A1 0.346%, 8/25/36(d)	$225	$216,835
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.436%, 3/25/35(d)	79	77,833
Series 2005-RZ1, Class A2 0.466%, 4/25/35(d)	119	118,814

		2,936,847

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.41%, 12/25/32	714	454,695
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	678	484,212
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB7, Class AF2 5.147%, 11/25/35	3	2,982
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	88	88,866
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	12	11,919

		1,042,674

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	1,000	924,301

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(a)(d)	2,220	33,300
SLM Student Loan Trust Series 2003-C, Class A1 0.729%, 9/15/16(d)	199	193,957

		227,257

Total Asset-Backed Securities (cost $48,321,957)		35,497,352

112	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.4%
United States – 2.4%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $31,218,806)	$29,593	$31,081,597

GOVERNMENTS - SOVEREIGN BONDS – 2.1%
Brazil – 0.8%
Republic of Brazil 8.25%, 1/20/34	8,475	10,487,813

Peru – 0.6%
Republic of Peru 8.375%, 5/03/16	1,995	2,334,150
9.875%, 2/06/15	4,245	5,253,187

		7,587,337

Poland – 0.4%
Poland Government International Bond 6.375%, 7/15/19	5,105	5,475,113

Russia – 0.3%
Russian Federation 7.50%, 3/31/30(a)(b)	3,567	3,656,544

Total Governments - Sovereign Bonds (cost $24,740,721)		27,206,807

CORPORATES - NON-INVESTMENT GRADES – 2.1%
Industrial – 1.5%
Basic – 0.4%
United States Steel Corp. 5.65%, 6/01/13	3,901	3,717,200
7.00%, 2/01/18	1,260	1,202,267
Westvaco Corp. 8.20%, 1/15/30	670	658,363

		5,577,830

Capital Goods – 0.7%
Masco Corp. 4.80%, 6/15/15	4,795	4,153,093
6.125%, 10/03/16	5,040	4,606,036

		8,759,129

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16	4,535	3,950,620

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22	$1,684	$1,338,752

		19,626,331

Financial Institutions – 0.6%
Banking – 0.2%
BankAmerica Capital II Series 2 8.00%, 12/15/26	1,950	1,755,000
RBS Capital Trust III 5.512%, 9/30/14(c)	562	236,040
Zions Bancorp 5.50%, 11/16/15	1,420	1,079,200

		3,070,240

Finance – 0.4%
American General Finance Corp. Series G 5.375%, 9/01/09	1,705	1,705,000
CIT Group, Inc. 5.85%, 9/15/16	4,960	2,780,189

		4,485,189

		7,555,429

Total Corporates - Non-Investment Grades (cost $30,910,616)		27,181,760

AGENCIES – 1.3%
Agency Debentures – 1.3%
Federal National Mortgage Association 6.25%, 5/15/29	12,375	14,819,186
6.625%, 11/15/30	1,710	2,148,147

Total Agencies (cost $16,590,248)		16,967,333

QUASI-SOVEREIGNS – 1.3%
Russia – 1.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	4,470	4,011,825
7.75%, 5/29/18(a)	13,270	12,805,550

Total Quasi-Sovereigns (cost $17,207,201)		16,817,375

114	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOS – 1.1%
Non-Agency ARMS – 0.8%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.301%, 2/25/36(c)	$3,199	$1,695,471
Series 2006-3, Class 22A1 5.956%, 5/25/36(c)	1,442	714,544
Series 2007-1, Class 21A1 5.649%, 1/25/47(c)	2,150	1,111,376
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.122%, 5/25/35(c)	3,437	2,813,051
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(d)	3,797	2,317,953
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.131%, 6/26/35(a)	756	734,601
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.902%, 5/25/36(c)	1,854	955,555

		10,342,551

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 2.051%, 12/25/35(d)	1,426	741,606
Series 2006-OA14, Class 3A1 1.901%, 11/25/46(d)	4,740	1,812,621
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.796%, 2/25/35(d)	2,974	143,666
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 0.376%, 3/25/36(d)	42	41,596

		2,739,489

Agency Fixed Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.536%, 5/28/35	392	356,556

Total CMOs (cost $26,175,398)		13,438,596

GOVERNMENTS - SOVEREIGN AGENCIES – 1.0%
Germany – 0.4%
Kreditanstalt fuer Wiederaufbau 5.125%, 3/14/16	2,795	3,077,779

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Landwirtschaftliche Rentenbank 5.125%, 2/01/17	$2,695	$2,914,448

		5,992,227

South Korea – 0.1%
Korea Development Bank 4.625%, 9/16/10	1,335	1,346,338

United Kingdom – 0.5%
The Royal Bank of Scotland PLC 2.625%, 5/11/12(a)	6,000	6,085,620

Total Governments - Sovereign Agencies (cost $12,995,800)		13,424,185

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	1,970	1,987,819
International Bank for Reconstruction & Development 9.25%, 7/15/17	2,340	3,080,100

Total Supranationals (cost $5,077,330)		5,067,919

	Shares
SHORT-TERM INVESTMENTS –9.5%
Investment Companies – 9.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(e) (cost $122,066,141)	122,066,141	122,066,141

Total Investments – 107.4% (cost $1,396,664,014)		1,375,907,901
Other assets less liabilities – (7.4)%		(95,156,414)

Net Assets – 100.0%		$1,280,751,487

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	$11,500	9/17/13	3 Month LIBOR	3.565%	$679,946

116	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Canadian Dollar settling 10/28/09	10,969	$10,141,862	$10,020,477	$121,385
Canadian Dollar settling 10/28/09	22,075	20,046,799	20,165,991	(119,192)
Hungarian Forint settling 9/14/09	1,212,727	5,952,032	6,369,984	(417,952)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate market value of these securities amounted to $77,401,694 or 6.0% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2009.

(c)	Variable rate coupon, rate shown as of August 31, 2009.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(e)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the fund’s total exposure to subprime investments was 1.06% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $88,533,540.

Currency Abbreviations:

CAD – Canadian Dollar

HUF – Hungarian Forint

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 98.9%
United States – 98.9%
U.S. Treasury Notes 1.625%, 1/15/15-1/15/18 (TIPS)	$145,285	$144,628,005
1.875%, 7/15/13-7/15/15 (TIPS)	101,807	103,393,999
2.00%, 7/15/14-1/15/26 (TIPS)	103,753	105,126,226
2.125%, 1/15/19 (TIPS)	32,591	33,548,523
2.375%, 1/15/17 (TIPS)	60,339	62,959,907
3.00%, 7/15/12 (TIPS)	61,008	64,077,845
3.375%, 1/15/12 (TIPS)	48,527	51,150,914
3.50%, 1/15/11 (TIPS)	14,205	14,746,111

Total Inflation-Linked Securities (cost $568,456,725)		579,631,530

	Shares
SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(a) (cost $5,011,725)	5,011,725	5,011,725

Total Investments – 99.7% (cost $573,468,450)		584,643,255
Other assets less liabilities – 0.3%		1,677,465

Net Assets – 100.0%		$586,320,720

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

118	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.6%
Industrial – 54.3%
Basic – 6.6%
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		$1,050	$766,500
Arch Western Finance LLC 6.75%, 7/01/13(b)		670	639,850
Domtar Corp. 7.125%, 8/15/15		2,500	2,406,250
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	571,200
8.25%, 5/01/16(a)		375	378,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.94%, 11/15/14(c)		525	341,250
9.75%, 11/15/14		525	393,750
Huntsman International LLC 7.875%, 11/15/14		1,330	1,183,700
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		3,500	1,610,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(d)		630	395,325
Kronos International, Inc. 6.50%, 4/15/13	EUR	2,000	1,404,927
MacDermid, Inc. 9.50%, 4/15/17(a)		$675	567,000
Momentive Performance Materials, Inc. 10.125%, 12/01/14(e)		928	547,683
NewMarket Corp. 7.125%, 12/15/16		615	559,650
NewPage Corp. 10.00%, 5/01/12		1,647	893,497
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		1,561	905,380
Novelis, Inc. 7.25%, 2/15/15(b)		2,190	1,773,900
Peabody Energy Corp. 5.875%, 4/15/16		900	828,000
7.375%, 11/01/16		545	545,000
Series B 6.875%, 3/15/13		415	415,000
Rhodia SA 3.746%, 10/15/13(a)(c)	EUR	1,480	1,819,381
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(d)		$2,650	1,643,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		$1,938	$1,848,464
9.75%, 7/29/13(a)		1,100	1,062,875
Steel Dynamics Inc. 8.25%, 4/15/16(a)(b)		2,230	2,190,975
United States Steel Corp. 7.00%, 2/01/18		1,825	1,741,379
Vedanta Resources PLC 8.75%, 1/15/14(a)		2,600	2,535,000
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		900	407,250

			30,374,936

Capital Goods – 5.6%
Alion Science and Technology Corp. 10.25%, 2/01/15		1,170	772,200
AMH Holdings, Inc. 11.25%, 3/01/14(b)		1,635	882,900
Berry Plastics Holding Corp. 8.875%, 9/15/14		1,260	1,108,800
Bombardier, Inc. 6.30%, 5/01/14(a)		2,015	1,863,875
8.00%, 11/15/14(a)		1,120	1,093,400
Case Corp. 7.25%, 1/15/16		935	890,588
Case New Holland, Inc. 7.125%, 3/01/14		1,490	1,422,950
Crown Americas 7.625%, 11/15/13		500	497,500
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	781	716,570
Hanson Australia Funding Ltd. 5.25%, 3/15/13		$2,824	2,372,160
Hanson Ltd. 6.125%, 8/15/16		706	550,680
L-3 Communications Corp. 5.875%, 1/15/15		828	774,180
Masco Corp. 6.125%, 10/03/16		920	840,784
Nortek, Inc. 8.50%, 9/01/14		2,710	1,273,700
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		2,530	2,460,425
Owens Corning, Inc. 6.50%, 12/01/16		1,210	1,147,110
7.00%, 12/01/36		1,555	1,180,511

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High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		$990	$945,450
Ply Gem Industries, Inc. 9.00%, 2/15/12		900	384,750
11.75%, 6/15/13		675	563,625
Sequa Corp. 11.75%, 12/01/15(a)		1,270	800,100
Terex Corp. 8.00%, 11/15/17		786	666,135
United Rentals North America, Inc. 6.50%, 2/15/12		1,155	1,108,800
7.75%, 11/15/13		2,075	1,722,250

			26,039,443

Communications - Media – 5.3%
Allbritton Communications Co. 7.75%, 12/15/12		1,351	1,155,105
Cablevision Systems Corp. Series B 8.00%, 4/15/12(b)		1,637	1,673,833
CCH I LLC 11.75%, 5/15/14(b)(d)		9,037	79,074
CCH I LLC / CCH I Capital Corp. 11.00%, 10/01/15(d)		2,200	308,000
Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)	EUR	398	516,368
Charter Communications Operations LLC 10.00%, 4/30/12(a)(b)		$800	806,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		5,809	1,946,015
5.75%, 1/15/13		3,641	1,419,990
CSC Holdings, Inc. 6.75%, 4/15/12		565	567,825
7.625%, 7/15/18		535	512,263
7.875%, 2/15/18		640	620,800
Dex Media West LLC/Dex Media West Finance Co. Series B 8.50%, 8/15/10(d)		444	368,520
Echostar DBS Corp. 6.625%, 10/01/14		970	921,500
7.125%, 2/01/16		650	624,000
Intelsat Bermuda Ltd. 11.25%, 6/15/16		1,612	1,680,510
Lamar Media Corp. 6.625%, 8/15/15		890	796,550
Liberty Media Corp. 5.70%, 5/15/13		545	517,750

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

LIN Television Corp. 6.50%, 5/15/13	$725	$587,250
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(f)	630	441,000
Quebecor Media, Inc. 7.75%, 3/15/16	1,755	1,654,087
Rainbow National Services LLC 8.75%, 9/01/12(a)	1,224	1,236,240
10.375%, 9/01/14(a)	473	494,285
RH Donnelley Corp. Series A-1 6.875%, 1/15/13(d)	705	41,419
Series A-2 6.875%, 1/15/13(d)	2,248	132,070
Series A-3 8.875%, 1/15/16(d)	2,740	160,975
Series A-4 8.875%, 10/15/17(d)	6,350	373,062
Sirius Satellite Radio, Inc. 9.625%, 8/01/13	545	482,325
Univision Communications Inc. 9.75%, 3/15/15(a)(e)	2,260	1,446,400
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	982	245,500
WMG Holdings Corp. 9.50%, 12/15/14(f)	3,196	2,780,520

		24,589,236

Communications - Telecommunications – 5.0%
American Tower Corp. 7.00%, 10/15/17	310	304,188
Cincinnati Bell, Inc. 8.375%, 1/15/14	1,740	1,687,800
Cricket Communications, Inc. 9.375%, 11/01/14	2,085	1,965,112
Digicel Ltd. 9.25%, 9/01/12(a)	1,077	1,074,307
Fairpoint Communications, Inc. Series 1 13.125%, 4/01/13	1,966	353,897
Frontier Communications Corp. 6.25%, 1/15/13	627	591,731
9.00%, 8/15/31	1,145	1,054,831
Inmarsat Finance PLC 7.625%, 6/30/12	835	826,650
10.375%, 11/15/12(b)	1,037	1,075,887

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High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Level 3 Financing, Inc. 8.75%, 2/15/17	$2,360	$1,840,800
9.25%, 11/01/14	1,200	990,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)	2,358	2,431,688
Qwest Capital Funding, Inc. 7.25%, 2/15/11	2,029	1,998,565
Qwest Communications International, Inc. 7.50%, 2/15/14(b)	350	337,750
Sprint Capital Corp. 6.875%, 11/15/28	1,315	956,663
8.75%, 3/15/32	1,180	979,400
Sprint Nextel Corp. 6.00%, 12/01/16	1,000	840,000
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14	740	752,950
Vip Finance (Vimpelcom) 8.375%, 4/30/13(a)	2,060	2,054,850
Windstream Corp. 8.625%, 8/01/16	1,070	1,074,013

		23,191,082

Consumer Cyclical - Automotive – 3.0%
Affinia Group, Inc. 9.00%, 11/30/14	495	436,219
Allison Transmission, Inc. 11.00%, 11/01/15(a)	560	504,000
ArvinMeritor, Inc. 8.75%, 3/01/12	900	769,500
Ford Motor Credit Co. LLC 3.26%, 1/13/12(c)	2,785	2,318,512
7.00%, 10/01/13	4,474	3,989,748
8.00%, 12/15/16	2,665	2,334,921
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11	550	555,500
9.00%, 7/01/15	1,307	1,326,605
Keystone Automotive Operations, Inc. 9.75%, 11/01/13	1,436	376,950
Tenneco, Inc. 8.625%, 11/15/14	1,475	1,298,000
Visteon Corp. 7.00%, 3/10/14(d)	1,795	107,700

		14,017,655

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment, Inc. 11.00%, 2/01/16	520	538,200

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 6.3%
Beazer Homes USA, Inc. 8.375%, 4/15/12	$2,460	$1,857,300
Boyd Gaming Corp. 7.75%, 12/15/12	737	725,945
Broder Brothers Co. 12.00%, 10/15/13(e)(g)	285	117,342
Chukchansi Economic Development Authority 8.00%, 11/15/09(a)	540	432,000
DR Horton, Inc. 4.875%, 1/15/10	250	249,375
6.50%, 4/15/16	1,180	1,091,500
Gaylord Entertainment Co. 8.00%, 11/15/13	1,307	1,192,637
Greektown Holdings LLC 10.75%, 12/01/13(a)(d)	850	182,750
Harrah’s Operating Co., Inc. 5.75%, 10/01/17	514	232,585
6.50%, 6/01/16	5,352	2,461,920
10.75%, 2/01/16	1,766	1,143,485
10.00%, 12/15/18(a)	1,945	1,361,500
Host Hotels & Resorts LP 6.875%, 11/01/14	385	364,788
Series Q 6.75%, 6/01/16	935	869,550
K Hovnanian Enterprises, Inc. 6.25%, 1/15/16	1,355	758,800
KB Home 6.375%, 8/15/11	125	123,750
Levi Strauss & Co. 8.875%, 4/01/16	742	742,000
MGM Mirage 6.625%, 7/15/15	3,952	2,835,560
7.625%, 1/15/17	3,660	2,616,900
8.375%, 2/01/11	1,024	867,840
Mohegan Tribal Gaming Authority 7.125%, 8/15/14	1,155	808,500
Penn National Gaming, Inc. 6.875%, 12/01/11	496	496,000
Pulte Homes, Inc. 5.25%, 1/15/14	590	554,600
Quiksilver, Inc. 6.875%, 4/15/15	650	412,750
Six Flags Operations, Inc. 12.25%, 7/15/16(a)(d)	316	262,280
Six Flags, Inc. 9.625%, 6/01/14(d)	763	64,855

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High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	$1,610	$1,517,425
7.875%, 5/01/12	539	541,695
Station Casinos, Inc. 6.625%, 3/15/18(d)	3,610	126,350
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)	1,097	1,064,090
Universal City Development Partners 11.75%, 4/01/10	610	608,475
Universal City Florida Holding Co. 8.375%, 5/01/10	630	576,450
William Lyon Homes, Inc. 10.75%, 4/01/13	1,597	654,770
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	1,635	1,504,200

		29,419,967

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15	415	294,650

Consumer Cyclical - Retailers – 2.9%
Asbury Automotive Group, Inc. 8.00%, 3/15/14	550	492,250
Autonation, Inc. 2.509%, 4/15/13(c)	175	163,187
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14	1,195	737,912
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14	555	520,313
Couche-Tard US/Finance 7.50%, 12/15/13	1,006	1,006,000
Dollar General Corp. 10.625%, 7/15/15	510	566,100
GSC Holdings Corp. 8.00%, 10/01/12	790	799,875
Limited Brands, Inc. 5.25%, 11/01/14	1,028	929,410
6.90%, 7/15/17	845	771,160
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14	960	868,583
5.90%, 12/01/16	1,495	1,317,838
Michaels Stores, Inc. 10.00%, 11/01/14	1,345	1,284,475
11.375%, 11/01/16	1,165	1,001,900
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(e)	604	450,263

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 6.875%, 8/15/13	$2,080	$1,560,000
9.50%, 6/15/17	445	320,400
Toys R US, Inc. 7.375%, 10/15/18	900	661,500

		13,451,166

Consumer Non - Cyclical – 5.7%
ACCO Brands Corp. 7.625%, 8/15/15	1,000	745,000
Aramark Corp. 8.50%, 2/01/15	1,710	1,658,700
Bausch & Lomb, Inc. 9.875%, 11/01/15	740	741,850
Biomet, Inc. 11.625%, 10/15/17	520	549,900
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15	1,775	1,464,375
Community Health Systems, Inc. 8.875%, 7/15/15	891	894,341
DaVita, Inc. 6.625%, 3/15/13	950	921,500
7.25%, 3/15/15	719	693,835
Dean Foods Co. 7.00%, 6/01/16	921	861,135
Del Monte Corp. 6.75%, 2/15/15	395	383,150
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14	520	499,200
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11	2,825	2,740,250
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14	670	704,337
HCA, Inc. 6.375%, 1/15/15	1,948	1,704,500
6.50%, 2/15/16	1,520	1,322,400
6.75%, 7/15/13	1,150	1,069,500
9.625%, 11/15/16(e)	2,803	2,831,030
Healthsouth Corp. 10.75%, 6/15/16	980	1,036,350
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14	1,174	1,147,585
New Albertsons, Inc. 7.45%, 8/01/29	1,220	991,250
Select Medical Corp. 7.625%, 2/01/15	910	828,100
Stater Brothers Holdings 8.125%, 6/15/12	594	599,198

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Universal Hospital Services, Inc. 4.635%, 6/01/15(c)	$895	$724,950
Viant Holdings, Inc. 10.12%, 7/15/17(a)	567	532,980
Visant Corp. 7.625%, 10/01/12	883	887,415

		26,532,831

Energy – 5.0%
Chaparral Energy, Inc. 8.875%, 2/01/17	900	603,000
Chesapeake Energy Corp. 6.50%, 8/15/17	2,350	2,073,875
6.625%, 1/15/16	2,195	1,994,706
6.875%, 1/15/16	270	247,725
7.50%, 9/15/13	805	788,900
CIE Generale De Geophysique 7.50%, 5/15/15	1,285	1,220,750
7.75%, 5/15/17	195	184,275
Complete Production Services, Inc. 8.00%, 12/15/16	1,325	1,136,188
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13	1,510	1,087,200
Forest Oil Corp. 7.25%, 6/15/19	1,140	1,071,600
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)	1,425	1,314,562
Mariner Energy, Inc. 11.75%, 6/30/16	361	380,855
Newfield Exploration Co. 7.125%, 5/15/18	1,135	1,103,788
OPTI Canada, Inc. 8.25%, 12/15/14	2,088	1,357,200
PetroHawk Energy Corp. 9.125%, 7/15/13	1,706	1,731,590
Pioneer Natural Resources Co. 5.875%, 7/15/16	995	884,773
Plains Exploration & Production Co. 7.75%, 6/15/15	2,015	1,954,550
Pride International, Inc. 7.375%, 7/15/14	634	640,340
Range Resources Corp. 7.50%, 5/15/16	940	930,600
Southwestern Energy Co. 7.50%, 2/01/18(a)	1,025	1,031,406
Tesoro Corp. 6.25%, 11/01/12	680	649,400
6.50%, 6/01/17	760	668,800

		23,056,083

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Industrial – 1.4%
Central European Distribution Corp. 8.00%, 7/25/12(a)	EUR	173	$240,294
Neenah Foundary Co. 9.50%, 1/01/17		$1,350	509,625
Noble Group Ltd. 6.625%, 3/17/15(a)		2,000	1,923,272
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		1,455	1,338,600
11.75%, 8/01/16		365	306,600
Sensus Metering Systems, Inc. 8.625%, 12/15/13		655	635,350
Trimas Corp. 9.875%, 6/15/12		985	884,038
Yioula Glassworks SA 9.00%, 12/01/15(a)	EUR	900	425,779

			6,263,558

Services – 1.9%
Expedia, Inc. 8.50%, 7/01/16(a)		$1,070	1,083,375
Realogy Corp. 10.50%, 4/15/14		895	532,525
12.375%, 4/15/15		2,505	1,014,525
Service Corp. International 6.75%, 4/01/16		2,925	2,749,500
The ServiceMaster Co. 10.75%, 7/15/15(a)(e)		1,760	1,566,400
Ticketmaster Entertainment, Inc. 10.75%, 8/01/12		685	657,600
Travelport LLC 9.875%, 9/01/14		535	453,413
West Corp. 9.50%, 10/15/14		750	691,875

			8,749,213

Technology – 4.2%
Amkor Technology, Inc. 9.25%, 6/01/16		2,210	2,265,250
Avago Technologies Finance 10.125%, 12/01/13(b)		755	788,975
Ceridian Corp. 11.25%, 11/15/15		450	382,500
Eastman Kodak Co. 7.25%, 11/15/13		450	352,125
First Data Corp. 9.875%, 9/24/15		3,556	3,040,380
11.25%, 3/31/16(a)		2,350	1,797,750

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Flextronics International Ltd. 6.50%, 5/15/13		$418	$400,235
Freescale Semiconductor, Inc. 8.875%, 12/15/14		3,130	2,112,750
10.125%, 12/15/16		2,200	1,221,000
Iron Mountain, Inc. 6.625%, 1/01/16		1,360	1,285,200
7.75%, 1/15/15		450	448,875
Lucent Technologies, Inc. 6.45%, 3/15/29		1,260	856,800
NXP BV / NXP Funding LLC 3.259%, 10/15/13(c)		1,000	620,000
9.50%, 10/15/15		920	478,400
Sanmina Corp. 8.125%, 3/01/16		500	431,250
Seagate Technology HDD Holding 6.375%, 10/01/11		553	544,705
Serena Software, Inc. 10.375%, 3/15/16		875	822,500
Sungard Data Systems, Inc. 9.125%, 8/15/13		1,012	1,001,880
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)		675	406,687

			19,257,262

Transportation - Airlines – 0.4%
AMR Corp. 9.00%, 8/01/12		1,570	706,500
Continental Airlines, Inc. 8.75%, 12/01/11		1,330	1,007,475
Series 2003-ERJ1 7.875%, 7/02/18		525	343,724

			2,057,699

Transportation - Railroads – 0.3%
Trinity Industries, Inc. 6.50%, 3/15/14		1,300	1,267,500

Transportation - Services – 0.5%
Avis Budget Car Rental 7.75%, 5/15/16		1,660	1,319,700
Hertz Corp. 8.875%, 1/01/14		1,145	1,096,338

			2,416,038

			251,516,519

Financial Institutions – 11.4%
Banking – 3.6%
ABN Amro Bank NV 4.31%, 3/10/16(h)	EUR	1,805	1,293,823
BOI Capital Funding No. 3 6.107%, 2/04/16(a)(h)		$4,903	1,863,140

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Commerzbank Capital Funding Trust I 5.012%, 4/12/16(h)	EUR	1,300	$596,377
Dexia Credit Local 4.30%, 11/18/15(h)		1,750	1,179,136
HBOS Capital Funding LP 4.939%, 5/23/16(h)		458	242,938
6.071%, 6/30/14(a)(h)		$2,700	1,161,000
HBOS Euro Finance LP 7.627%, 12/09/11(h)	EUR	782	515,694
HT1 Funding GmbH 6.352%, 6/30/17(h)		2,600	1,772,769
KBC Bank Funding Trust III 9.86%, 11/02/09(a)(h)		$2,406	1,320,293
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(h)		1,700	731,000
6.657%, 5/21/37(a)(h)		4,525	1,945,750
Northern Rock PLC 5.60%, 4/30/14(a)(h)		3,620	352,950
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(h)		2,715	1,330,350
7.64%, 9/29/17(h)		4,100	1,804,000
Zions Bancorporation 5.50%, 11/16/15		665	505,400
6.00%, 9/15/15		220	158,688

			16,773,308

Brokerage – 0.5%
E*Trade Financial Corp. 7.375%, 9/15/13		1,925	1,650,687
Nuveen Investments, Inc. 10.50%, 11/15/15(a)		900	675,000

			2,325,687

Finance – 4.3%
American General Finance Corp. 6.90%, 12/15/17		1,930	1,191,711
Series I 4.875%, 7/15/12		1,700	1,194,236
Capmark Financial Group, Inc. 7.875%, 5/10/12		3,666	751,273
CIT Group, Inc. 5.125%, 9/30/14		2,450	1,377,797
5.40%, 1/30/16		4,780	2,686,422
6.10%, 3/15/67(h)		3,465	346,500
7.625%, 11/30/12		2,980	1,688,370
GMAC LLC 6.75%, 12/01/14(a)		1,657	1,358,740
6.875%, 9/15/11(a)		2,435	2,246,288
8.00%, 11/01/31(a)		1,332	1,028,970

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

iStar Financial, Inc. 10.00%, 6/15/14(a)	$1,500	$1,072,500
Series B 5.125%, 4/01/11	2,325	1,255,500
Residential Capital LLC 8.375%, 6/30/10(b)	1,625	1,048,125
9.625%, 5/15/15	4,195	2,768,700

		20,015,132

Insurance – 2.3%
AGFC Capital Trust I 6.00%, 1/15/67(a)(h)	5,600	1,876,000
American International Group, Inc. 6.25%, 3/15/37	2,711	1,111,510
8.175%, 5/15/38(h)	2,325	1,092,750
Crum & Forster Holdings Corp. 7.75%, 5/01/17	760	687,800
Genworth Financial, Inc. 6.15%, 11/15/66(h)	3,265	1,665,150
ING Capital Funding Trust III 8.439%, 12/31/10(h)	1,794	1,022,580
ING Groep NV 5.775%, 12/08/15(h)	1,291	716,505
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	1,645	1,151,500
MBIA Insurance Corp. 14.00%, 1/15/33(a)(h)	3,315	1,342,575

		10,666,370

Other Finance – 0.4%
Aiful Corp. 6.00%, 12/12/11(a)	3,641	1,529,220
iPayment, Inc. 9.75%, 5/15/14	675	435,375

		1,964,595

REITS – 0.3%
AMR Real Estate PTR/FIN 7.125%, 2/15/13	1,200	1,140,000

		52,885,092

Utility – 5.7%
Electric – 4.4%
The AES Corp. 7.75%, 3/01/14	1,430	1,392,463
8.00%, 10/15/17	1,240	1,187,300
8.75%, 5/15/13(a)	140	142,100
Dynegy Holdings, Inc. 7.75%, 6/01/19	2,360	1,675,600
8.375%, 5/01/16	980	793,800

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10	$183	$179,264
Series B 7.67%, 11/08/16	1,222	1,093,690
Edison Mission Energy 7.00%, 5/15/17	2,340	1,787,175
7.50%, 6/15/13	360	320,400
7.75%, 6/15/16	1,695	1,381,425
Energy Future Holdings Corp. 10.875%, 11/01/17	1,545	1,104,675
Mirant Americas Generation LLC 8.50%, 10/01/21	2,325	1,918,125
NRG Energy, Inc. 7.25%, 2/01/14	420	408,450
7.375%, 2/01/16-1/15/17	1,705	1,628,025
RRI Energy, Inc. 7.625%, 6/15/14	765	699,975
7.875%, 6/15/17	840	745,500
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15	2,151	1,425,037
TXU Corp. Series P 5.55%, 11/15/14	1,957	1,258,052
Series Q 6.50%, 11/15/24	3,106	1,479,583

		20,620,639

Natural Gas – 1.3%
El Paso Corp. Series G 7.375%, 12/15/12	745	755,561
7.75%, 1/15/32	855	761,341
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(h)	2,535	2,199,112
Kinder Morgan Finance Co. 5.70%, 1/05/16	1,135	1,038,525
Regency Energy Partners 8.375%, 12/15/13	1,089	1,069,943

		5,824,482

		26,445,121

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY-100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)	15,660	15,425,100

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)		$3,881	$4,026,513

			19,451,613

Total Corporates - Non-Investment Grades (cost $394,431,590)			350,298,345

CORPORATES - INVESTMENT GRADES – 13.6%
Financial Institutions – 6.6%
Banking – 4.1%
Allied Irish Banks PLC 12.50%, 6/25/19	EUR	769	1,091,485
American Express Co. 6.80%, 9/01/66(h)		$900	702,000
Barclays Bank PLC 4.75%, 3/15/20(h)	EUR	1,820	1,435,033
5.926%, 12/15/16(a)(h)		$1,800	1,242,000
BBVA International Preferred SA Unipersonal 3.798%, 9/22/15(h)	EUR	1,300	1,285,938
5.919%, 4/18/17(h)		$640	430,080
The Bear Stearns Co., Inc. 5.55%, 1/22/17		935	945,625
Capital One Financial Corp. 6.75%, 9/15/17		663	665,492
Citigroup, Inc. 5.50%, 4/11/13		400	398,140
Countrywide Financial Corp. 5.80%, 6/07/12		515	534,362
6.25%, 5/15/16		1,221	1,184,459
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11		56	56,543
Credit Agricole SA 6.637%, 5/31/17(a)(h)		1,800	1,188,000
Fifth Third Bancorp 6.25%, 5/01/13		475	483,336
Financial Security Assurance Holdings Ltd. 6.40%, 12/15/66(a)(h)		2,800	1,330,000
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		2,065	1,932,685
National Capital Trust II 5.486%, 3/23/15(a)(h)		647	465,840
Rabobank Nederland 11.00%, 6/30/19(a)(h)		125	147,656

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Societe Generale 4.196%, 1/26/15(h)	EUR	1,350	$1,316,044
Swedbank 5.75%, 3/17/16(h)	GBP	1,350	1,141,543
UBS AG/Jersey 4.28%, 4/15/15(h)	EUR	1,600	1,390,018

			19,366,279

Finance – 1.1%
International Lease Finance Corp. 6.375%, 3/25/13		$3,465	2,718,937
SLM Corp. 5.125%, 8/27/12		255	200,175
Series A 4.50%, 7/26/10		845	808,432
5.00%, 10/01/13		1,750	1,282,352

			5,009,896

Insurance – 1.4%
Assured Guaranty US Holdings Series A 6.40%, 12/15/66		952	514,080
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	404,375
MetLife, Inc. 10.75%, 8/01/39		695	782,069
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,075	1,063,498
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24(h)	AUD	1,000	620,172
XL Capital Finance Europe PLC 6.50%, 1/15/12		$1,800	1,801,975
XL Capital Ltd. Series E 6.50%, 4/15/17(h)		2,100	1,239,000

			6,425,169

			30,801,344

Industrial – 4.7%
Basic – 1.2%
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,081	1,094,184
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		1,235	1,287,488
The Mosaic Co. 7.625%, 12/01/16(a)(b)		1,875	1,931,250
Weyerhaeuser Co. 7.375%, 3/15/32		1,385	1,165,160

			5,478,082

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
Allied Waste North America, Inc. 6.375%, 4/15/11	$503	$523,258
Series B 7.125%, 5/15/16	1,053	1,095,120
Tyco International Finance SA 8.50%, 1/15/19	700	845,134

		2,463,512

Communications - Media – 0.2%
DirecTV Holdings LLC 6.375%, 6/15/15	811	821,138

Communications - Telecommunications – 0.9%
Alltel Corp. 7.875%, 7/01/32	750	919,825
Embarq Corp. 6.738%, 6/01/13	715	764,684
Qwest Corp. 6.50%, 6/01/17	770	708,400
6.875%, 9/15/33	2,240	1,747,200

		4,140,109

Consumer Cyclical - Other – 0.3%
Toll Brothers Finance Corp. 5.15%, 5/15/15	1,443	1,318,179

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.302%, 6/01/37(h)	1,000	790,000

Consumer Non - Cyclical – 0.7%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	580	603,423
Coventry Health Care, Inc. 5.875%, 1/15/12	683	682,765
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13	1,245	1,328,554
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17	832	782,080

		3,396,822

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15	856	867,245

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 0.5%
Computer Sciences Corp. 5.50%, 3/15/13	$600	$630,276
Motorola, Inc. 7.50%, 5/15/25	1,470	1,266,092
Xerox Corp. 6.40%, 3/15/16	535	546,369

		2,442,737

		21,717,824

Utility – 1.9%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11	570	605,744
8.25%, 4/15/12(a)(b)	830	899,857
Aquila, Inc. 11.875%, 7/01/12(b)	596	676,460
Oncor Electric Delivery Co. 5.95%, 9/01/13	490	529,834
6.80%, 9/01/18	1,140	1,295,949
Sierra Pacific Power Co. Series M 6.00%, 5/15/16	440	457,114
Teco Finance, Inc. 6.572%, 11/01/17	500	502,163
7.00%, 5/01/12	722	762,468

		5,729,589

Natural Gas – 0.7%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28	570	598,702
Williams Co., Inc. 7.625%, 7/15/19	689	747,289
7.875%, 9/01/21	1,634	1,769,351

		3,115,342

		8,844,931

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)	1,625	1,699,149

Total Corporates - Investment Grades (cost $59,558,767)		63,063,248

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 1.8%
Industrial – 1.8%
Basic – 0.3%
Evraz Group SA 8.25%, 11/10/15(a)		$1,369	$1,194,452
8.875%, 4/24/13(a)		200	182,750

			1,377,202

Consumer Cyclical - Other – 0.6%
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		2,385	2,116,688
8.75%, 2/02/11		846	837,540

			2,954,228

Consumer Cyclical - Retailers – 0.3%
Edcon Holdings Proprietary Ltd. 6.777%, 6/15/15(a)(c)	EUR	1,800	1,432,166

Consumer Non-Cyclical – 0.3%
Foodcorp Ltd. 8.875%, 6/15/12(a)		$1,128	1,439,219

Other Industrial – 0.3%
New Reclamation Group 8.125%, 2/01/13(a)		689	661,483
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		450	535,449

			1,196,932

Total Emerging Markets - Corporate Bonds (cost $7,694,003)			8,399,747

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 6.02%, 6/15/38		2,375	1,898,332
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-C1, Class A4 5.716%, 2/15/51		1,100	804,407
Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,545,820
Series 2007-LD11, Class A4 6.006%, 6/15/49		2,000	1,691,531

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, 11/15/38	$1,875	$1,652,297

Total Commercial Mortgage-Backed Securities (cost $8,356,163)		7,592,387

BANK LOANS – 1.6%
Industrial – 1.4%
Basic – 0.5%
Lyondell Chemical Company 3.77%, 12/20/13(c)	1,085	523,509
4.02%, 12/22/14(c)	657	317,128
7.00%, 12/22/14(c)	2,852	1,376,106

		2,216,743

Consumer Cyclical - Other – 0.4%
Las Vegas Sands LLC 2.09%, 5/23/14(c)	2,043	1,591,287
2.09%, 5/23/14(c)	413	321,505

		1,912,792

Energy – 0.5%
Ashmore Energy International 3.26%, 3/30/12(c)	250	223,431
3.60%, 3/30/14(c)	2,174	1,945,763

		2,169,194

		6,298,729

Financial Institutions – 0.2%
Finance – 0.2%
CIT Group, Inc. 13.00%, 1/20/12(c)	1,080	1,126,127

Total Bank Loans (cost $5,009,884)		7,424,856

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Kazakhstan – 0.5%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)	1,650	1,604,625
9.125%, 7/02/18(a)	950	915,562

		2,520,187

Russia – 0.4%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	2,030	1,821,925

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17	$2,250	$1,237,500

Total Quasi-Sovereigns (cost $4,693,168)		5,579,612

EMERGING MARKETS - SOVEREIGNS – 0.6%
Argentina – 0.3%
Argentina Bonos 7.00%, 10/03/15	2,100	1,255,450

Ukraine – 0.3%
Government of Ukraine 6.75%, 11/14/17(a)	930	762,693
6.875%, 3/04/11(a)	700	659,750

		1,422,443

Total Emerging Markets - Sovereigns (cost $2,409,439)		2,677,893

	Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.2%
Preferred Blocker, Inc. 7.00%(a)	1,687	784,824

REITS – 0.1%
Sovereign REIT 12.00%(a)	624	561,600

		1,346,424

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(h)	36,525	78,164
Federal National Mortgage Association 8.25%(h)	54,625	109,250

		187,414

Total Preferred Stocks (cost $3,520,973)		1,533,838

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOS – 0.3%
Non-Agency Floating Rate – 0.3%
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1 6.172%, 11/25/37 (cost $1,176,273)	$1,924	$1,210,898

	Contracts(j)
OPTIONS PURCHASED - PUTS – 0.1%
PUT 100 S&P 500 Index Expiration: Sep `09, Exercise Price: $840.00(i)	232	13,920
Expiration: Sep `09, Exercise Price: $750.00(i)	650	16,250
Expiration: Dec `09, Exercise Price: $850.00(i)	320	480,000

Total Options Purchased - Puts (cost $1,973,206)		510,170

	Shares
COMMON STOCK – 0.0%
Broder Brothers Co.(i) (cost $0)	28,873	0

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(k) (cost $4,607,543)	4,607,543	4,607,543

Total Investments – 97.7% (cost $493,431,015)		452,898,537
Other assets less liabilities – 2.3%		10,501,001

Net Assets – 100.0%		$463,399,538

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2009	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Morgan Stanley Capital Services Inc.: Residential Capital, LLC 6.50%, 4/17/13, 6/30/10*	(5.00)	37.524	1,625	336,743	(337,513)	(770)
XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	2.474	1,260	(89,303)	(107,719)	(197,022)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Euro settling 9/10/09	1,384	$1,994,217	$1,984,572	$(9,645)

Sale Contracts:
British Pound settling 11/09/09	575	948,031	935,676	12,355
Euro settling 9/10/09	7,862	10,943,045	11,270,663	(327,618)
Euro settling 9/10/09	326	458,189	468,020	(9,831)
Euro settling 9/10/09	757	1,054,638	1,084,996	(30,358)
Euro settling 9/10/09	489	694,769	700,936	(6,167)
Euro settling 9/10/09	2,430	3,457,305	3,483,040	(25,735)
Euro settling 9/10/09	921	1,324,867	1,320,118	4,749
Euro settling 9/10/09	284	409,262	407,710	1,552
Euro settling 9/10/09	61	87,409	87,168	241
Euro settling 9/10/09	62	89,114	89,369	(255)
Euro settling 9/10/09	297	423,196	426,292	(3,096)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate market value of these securities amounted to $108,220,218 or 23.4% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2009.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.03% of net assets as of August 31, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co.
12.00%, 10/15/13	8/05/2005	$604,202	$117,342	0.03%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

(h)	Variable rate coupon, rate shown as of August 31, 2009.

(i)	Non-income producing security.

(j)	One contract relates to 100 shares.

(k)	Investment in affiliated money market mutual fund.

Currency Abbreviations:

AUD	– Australian Dollar
EUR	– Euro Dollar
GBP	– Great British Pound

Glossary:

CMBS	– Commercial Mortgage-Backed Securities
LP	– Limited Partnership
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2009

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,101,821,224, $1,796,338,662 and $872,498,596, respectively)	$2,058,701,662		$2,074,273,459		$973,628,474
Affiliated issuers (cost $44,780,482, $3,359,243 and $27,112,464, respectively)	44,780,482		3,359,243		27,112,464
Foreign currencies, at value (cost $0, $0 and $6,919,259, respectively)	– 0	–	– 0	–	6,949,827
Dividends receivable	4,723,179		3,142,309		1,915,372
Receivable for investment securities sold	4,503,099		12,417,326		1,524,513
Receivable for shares of beneficial interest sold	109,517		193,891		926
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	5,914,371

Total assets	2,112,817,939		2,093,386,228		1,017,045,947

Liabilities
Payable for investment securities purchased and foreign currency transactions	21,143,432		15,016,953		16,967,683
Payable for shares of beneficial interest redeemed	144,156		442,741		1,306,490
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	4,147,084
Accrued expenses	66,660		59,121		87,659

Total liabilities	21,354,248		15,518,815		22,508,916

Net Assets	$2,091,463,691		$2,077,867,413		$994,537,031

Composition of Net Assets
Paid-in capital	$3,005,182,520		$2,463,355,635		$1,398,725,093
Undistributed/(distributions in excess of) net investment income	9,802,971		4,272,138		(30,994,660)
Accumulated net realized loss on investment and foreign currency transactions	(880,402,238)		(667,695,157)		(476,120,263)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(43,119,562)		277,934,797		102,926,861

Net Assets	$2,091,463,691		$2,077,867,413		$994,537,031

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	289,689,249		224,627,440		129,552,901

Net Asset Value	$7.22		$9.25		$7.68

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

Statement of Assets & Liabilities

	International Value	International Growth		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,128,870,001, $942,786,749 and $554,254,106, respectively)	$1,109,094,234	$1,041,951,116		$540,741,059
Affiliated issuers (cost $1,857,982, $13,998,860 and $17,620,140, respectively)	1,857,982	13,998,860		17,620,140
Cash(a)	552,728	4,090		– 0	–
Foreign currencies, at value (cost $8,876,461, $20,801,999 and $0, respectively)	8,958,863	20,793,651		– 0	–
Unrealized appreciation of forward currency exchange contracts	5,328,553	16,417,792		– 0	–
Dividends receivable	4,184,629	2,726,567		715,612
Receivable for investment securities sold and foreign currency transactions	2,656,809	17,030,053		1,354,682
Receivable for shares of beneficial interest sold	6,973	379,679		1,895
Receivable for variation margin on futures contracts	198	– 0	–	– 0	–

Total assets	1,132,640,969	1,113,301,808		560,433,388

Liabilities
Unrealized depreciation of forward currency exchange contracts	3,549,485	5,657,848		– 0	–
Payable for shares of beneficial interest redeemed	1,419,486	4,060		58,908
Payable for investment securities purchased and foreign currency transactions	240,949	29,744,676		7,175,086
Accrued expenses and other liabilities	79,205	114,002		54,874

Total liabilities	5,289,125	35,520,586		7,288,868

Net Assets	$1,127,351,844	$1,077,781,222		$553,144,520

Composition of Net Assets
Paid-in capital	$1,544,725,765	$1,445,666,691		$710,988,112
Undistributed/(distributions in excess of) net investment income	(11,235,470)	5,650,861		2,475,568
Accumulated net realized loss on investment and foreign currency transactions	(388,939,729)	(483,347,142)		(146,806,113)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(17,198,722)	109,810,812		(13,513,047)

Net Assets	$1,127,351,844	$1,077,781,222		$553,144,520

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	150,386,189	132,810,087		68,271,691

Net Asset Value	$7.50	$8.12		$8.10

(a)	An amount of $538,263 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2009 for the International Value Portfolio.

See notes to financial statements.

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Short Duration Bond		Intermediate Duration Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $466,836,662, $1,329,391,748 and $1,274,597,873, respectively)	$542,351,978		$1,262,835,248		$1,253,841,760
Affiliated issuers (cost $3,783,142, $27,867,410 and $122,066,141, respectively)	3,783,142		27,867,410		122,066,141
Cash(a)	1		1,278,360		– 0	–
Receivable for investment securities sold	4,479,161		– 0	–	1,380,473
Dividends and interest receivable	158,293		7,937,294		12,679,580
Receivable for shares of beneficial interest sold	2,707		171,899		36,192
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	121,385
Unrealized appreciation on interest rate swap contracts	– 0	–	– 0	–	679,946
Other asset (see Note E)	– 0	–	– 0	–	204,921

Total assets	550,775,282		1,300,090,211		1,391,010,398

Liabilities
Payable for investment securities purchased	2,416,178		5,505,814		32,959,608
Payable for shares of beneficial interest redeemed	23,788		135,157		68,142
Payable for open reverse repurchase agreement	– 0	–	116,143,568		– 0	–
Payable for variation margin on futures contracts	– 0	–	350,922		– 0	–
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	537,144
Interest expense payable	– 0	–	38,862		34,980
Payable for loan in TALF	– 0	–	70,260,000		76,585,591
Accrued expenses	56,234		55,911		73,446

Total liabilities	2,496,200		192,490,234		110,258,911

Net Assets	$548,279,082		$1,107,599,977		$1,280,751,487

Composition of Net Assets
Paid-in capital	$638,390,032		$1,209,639,566		$1,318,949,590
Undistributed net investment income	449,150		3,135,547		4,588,061
Accumulated net realized loss on investment and foreign currency transactions	(166,075,416)		(38,117,363)		(22,309,114)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	75,515,316		(67,057,773)		(20,477,050)

Net Assets	$548,279,082		$1,107,599,977		$1,280,751,487

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	53,852,025		119,617,790		128,333,197

Net Asset Value	$10.18		$9.26		$9.98

(a)	An amount of $1,278,360 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2009 for the Short Duration Bond Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

Statement of Assets & Liabilities

	Inflation Protected Securities		High-Yield
Assets
Investments in securities, at value
Unaffiliated issuers (cost $568,456,725 and $488,823,472, respectively)	$579,631,530		$448,290,994
Affiliated issuers (cost $5,011,725 and $4,607,543, respectively)	5,011,725		4,607,543
Cash	– 0	–	395,258
Foreign currencies, at value (cost $0 and $581,326, respectively)	– 0	–	584,228
Dividends and interest receivable	1,622,827		11,123,943
Receivable for shares of beneficial interest sold	139,699		1,058
Unrealized appreciation of forward currency exchange contracts	– 0	–	18,897
Premium paid on credit default swap contracts	– 0	–	445,232
Other assets	– 0	–	63,111

Total assets	586,405,781		465,530,264

Liabilities
Payable for shares of beneficial interest redeemed	32,920		85,905
Legal fee payable	28,722		– 0	–
Audit fee payable	10,413		– 0	–
Custody fee payable	8,504		– 0	–
Payable for investment securities purchased	– 0	–	1,339,239
Unrealized depreciation of forward currency exchange contracts	– 0	–	412,705
Unrealized depreciation on credit default swap contracts	– 0	–	197,792
Accrued expenses and other liabilities	4,502		95,085	(a)

Total liabilities	85,061		2,130,726

Net Assets	$586,320,720		$463,399,538

Composition of Net Assets
Paid-in capital	$577,735,186		$566,287,483
Undistributed net investment income	2,266,423		4,308,638
Accumulated net realized loss on investment and foreign currency transactions	(4,855,694)		(66,088,784)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	11,174,805		(41,107,799)

Net Assets	$586,320,720		$463,399,538

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	59,144,106		54,475,347

Net Asset Value	$9.91		$8.51

(a)	Includes an amount of $40,379 owed to Lehman Brothers resulting from the termination of credit default swap and interest rate swap contracts subsequent to its bankruptcy filing on September 15, 2008.

See notes to financial statements.

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2009

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $659,928, $481,658 and $2,783,102, respectively)	$59,676,313		$26,066,787		$39,587,765
Affiliated issuers	432,197		175,059		157,887
Interest	– 0	–	– 0	–	8,028

Total income	60,108,510		26,241,846		39,753,680

Expenses
Custodian	211,401		218,269		261,554
Audit	48,121		44,420		69,150
Legal	43,293		39,963		39,534
Registration fees	9,887		1,199		2,774
Trustees’ fees	4,078		4,370		4,279
Printing	3,483		4,922		1,969
Miscellaneous	32,667		36,931		55,274

Total expenses	352,930		350,074		434,534

Net investment income	59,755,580		25,891,772		39,319,146

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions	(864,352,241)		(489,849,357)		(412,362,292)
Foreign currency transactions	(421)		– 0	–	(3,347,883)
Net change in unrealized appreciation/depreciation of:
Investments	353,364,527		58,152,729		203,412,641
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	1,916,140

Net loss on investment and foreign currency transactions	(510,988,135)		(431,696,628)		(210,381,394)

Net Decrease in Net Assets from Operations	$(451,232,555)		$(405,804,856)		$(171,062,248)

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

Statement of Operations

	International Value		International Growth		Small-Mid Cap Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,765,988, $2,582,766 and $94,747, respectively)	$33,649,682		$29,620,560		$9,769,573
Affiliated issuers	139,485		176,891		109,779
Interest	1,054		9,988		– 0	–

Total income	33,790,221		29,807,439		9,879,352

Expenses
Custodian	344,699		296,876		106,934
Audit	53,578		54,905		40,319
Legal	42,118		39,078		38,990
Registration fees	13,429		9,444		5,897
Trustees’ fees	4,133		4,328		4,020
Printing	– 0	–	2,137		430
Miscellaneous	74,780		50,623		11,846

Total expenses	532,737		457,391		208,436

Net investment income	33,257,484		29,350,048		9,670,916

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(387,421,254)		(465,559,238)		(147,026,372)
Futures contracts	(1,023,120)		– 0	–	– 0	–
Foreign currency transactions	(15,118,985)		1,579,565		– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	163,632,832		123,790,504	(a)	34,817,994
Futures contracts	469,201		– 0	–	– 0	–
Foreign currency denominated assets and liabilities	2,073,406		10,803,564		– 0	–

Net loss on investment and foreign currency transactions	(237,387,920)		(329,385,605)		(112,208,378)

Contributions from Adviser (see Note B)	213,196		57,294		– 0	–

Net Decrease in Net Assets from Operations	$(203,917,240)		$(299,978,263)		$(102,537,462)

(a)	Net of increase in accrued foreign capital gains taxes of $35,546.

See notes to financial statements.

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Small-Mid Cap Growth		Short Duration Bond			Intermediate Duration Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,290, $0 and $0, respectively)	$2,469,739		$	– 0	–	$	– 0	–
Affiliated issuers	96,291			181,852			415,300
Interest	– 0	–		42,451,112			67,940,213

Total income	2,566,030			42,632,964			68,355,513

Expenses
Custodian	126,065			196,185			238,330
Audit	47,535			45,002			43,085
Legal	39,349			39,580			43,376
Trustees’ fees	4,311			3,686			4,654
Printing	1,933			2,398			5,655
Registration fees	1,472			1,119			1,925
Miscellaneous	14,928			20,802			30,233

Total expenses	235,593			308,772			367,258
TALF administrative fee	– 0	–		94,060			129,331
Interest expense	– 0	–		39,336			34,980

Net expenses	235,593			442,168			531,569

Net investment income	2,330,437			42,190,796			67,823,944

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(130,310,980)			(26,599,195)			(29,467,294)
Futures contracts	– 0	–		4,123,209			(1,253,457)
Swap contracts	– 0	–		994,787			9,791,509
Foreign currency transactions	– 0	–		– 0	–		(77,170)
Net change in unrealized appreciation/depreciation of:
Investments	(2,610,035)			4,181,659			35,556,436
Futures contracts	– 0	–		(478,884)			(103,747)
Swap contracts	– 0	–		(170,001)			(3,557,806)
Foreign currency denominated assets and liabilities	– 0	–		– 0	–		(402,354)

Net gain (loss) on investment and foreign currency transactions	(132,921,015)			(17,948,425)			10,486,117

Contributions from Adviser (see Note B)	791			– 0	–		– 0	–

Net Increase (Decrease) in Net Assets from Operations	$(130,589,787)			$24,242,371			$78,310,061

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

Statement of Operations

	Inflation Protected Securities		High-Yield
Investment Income
Interest	$2,670,123		$46,766,455
Dividends
Affiliated issuers	23,920		124,241
Unaffiliated issuers	– 0	–	179,010

Total income	2,694,043		47,069,706

Expenses
Custodian	110,758		156,624
Audit	46,047		48,007
Legal	42,094		38,656
Trustees’ fees	4,261		4,375
Registration fees	2,121		1,031
Printing	226		1,349
Miscellaneous	13,534		10,342

Total expenses	219,041		260,384

Net investment income	2,475,002		46,809,322

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,417,167)		(51,837,090)
Futures contracts	– 0	–	(197,358)
Swap contracts	– 0	–	(264,833)
Foreign currency transactions	– 0	–	207,504
Net change in unrealized appreciation/depreciation of:
Investments	(14,610,443)		23,926,725
Futures contracts	– 0	–	9,437
Swap contracts	– 0	–	(209,217)
Foreign currency denominated assets and liabilities	– 0	–	(508,707)

Net loss on investment and foreign currency transactions	(18,027,610)		(28,873,539)

Net Increase (Decrease) in Net Assets from Operations	$(15,552,608)		$17,935,783

See notes to financial statements.

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$59,755,580	$76,567,387
Net realized loss on investment transactions	(864,352,662)	(4,307,723)
Net change in unrealized appreciation/depreciation of investments	353,364,527	(675,305,133)

Net decrease in net assets from operations	(451,232,555)	(603,045,469)
Dividends and Distributions to Shareholders from
Net investment income	(64,192,908)	(75,000,606)
Net realized gain on investment transactions	(275,483)	(95,463,929)
Transactions in Shares of Beneficial Interest
Net increase	86,221,814	721,113,240

Total decrease	(429,479,132)	(52,396,764)
Net Assets
Beginning of period	2,520,942,823	2,573,339,587

End of period (including undistributed net investment income of $9,802,971 and $14,364,848, respectively)	$2,091,463,691	$2,520,942,823

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Year Ended August 31, 2009		Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,891,772		$22,865,736
Net realized loss on investment and foreign currency transactions	(489,849,357)		(143,945,402)
Net change in unrealized appreciation/depreciation of investments	58,152,729		(88,496,531)

Net decrease in net assets from operations	(405,804,856)		(209,576,197)
Dividends and Distributions to Shareholders from
Net investment income	(23,934,284)		(22,161,201)
Net realized gain on investment transactions	– 0	–	(72,912,341)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(24,662,726)		228,764,735

Total decrease	(454,401,866)		(75,885,004)
Net Assets
Beginning of period	2,532,269,279		2,608,154,283

End of period (including undistributed net investment income of $4,272,138 and $4,107,270, respectively)	$2,077,867,413		$2,532,269,279

See notes to financial statements.

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Global Real Estate Investment
	Year Ended August 31, 2009		Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$39,319,146		$38,326,967
Net realized loss on investment and foreign currency transactions	(415,710,175)		(38,615,426)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	205,328,781		(227,184,263)

Net decrease in net assets from operations	(171,062,248)		(227,472,722)
Dividends and Distributions to Shareholders from
Net investment income	(5,812,876)		(124,566,410)
Net realized gain on investment transactions	– 0	–	(93,818,420)
Transactions in Shares of Beneficial Interest
Net increase	39,031,083		374,344,104

Total decrease	(137,844,041)		(71,513,448)
Net Assets
Beginning of period	1,132,381,072		1,203,894,520

End of period (including distributions in excess of net investment income of ($30,994,660) and ($62,954,236), respectively)	$994,537,031		$1,132,381,072

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Statement of Changes in Net Assets

	International Value
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$33,257,484	$46,775,826
Net realized gain (loss) on investment and foreign currency transactions	(403,563,359)	79,389,606
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	166,175,439	(431,490,143)
Contributions from Adviser (see Note B)	213,196	– 0	–

Net decrease in net assets from operations	(203,917,240)	(305,324,711)
Dividends and Distributions to Shareholders from
Net investment income	(29,331,747)	(45,424,313)
Net realized gain on investment transactions	(47,413,051)	(125,292,275)
Transactions in Shares of Beneficial Interest
Net increase	179,537,135	388,533,855

Total decrease	(101,124,903)	(87,507,444)
Net Assets
Beginning of period	1,228,476,747	1,315,984,191

End of period (including undistributed/(distributions in excess of) net investment income of ($11,235,470) and $118,050, respectively)	$1,127,351,844	$1,228,476,747

See notes to financial statements.

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Growth
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$29,350,048	$38,601,764
Net realized loss on investment and foreign currency transactions	(463,979,673)	(4,668,564)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	134,594,068	(205,982,801)
Contributions from Adviser (see Note B)	57,294	4,968

Net decrease in net assets from operations	(299,978,263)	(172,044,633)
Dividends and Distributions to Shareholders from
Net investment income	(33,261,661)	(37,782,420)
Net realized gain on investment transactions	(120,835)	(77,899,830)
Transactions in Shares of Beneficial Interest
Net increase	165,162,828	204,779,064

Total decrease	(168,197,931)	(82,947,819)
Net Assets
Beginning of period	1,245,979,153	1,328,926,972

End of period (including undistributed net investment income of $5,650,861 and $7,948,756, respectively)	$1,077,781,222	$1,245,979,153

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,670,916	$11,283,661
Net realized gain (loss) on investment transactions	(147,026,372)	49,510,317
Net change in unrealized appreciation/depreciation of investments	34,817,994	(103,980,846)

Net decrease in net assets from operations	(102,537,462)	(43,186,868)
Dividends and Distributions to Shareholders from
Net investment income	(9,903,466)	(10,427,611)
Net realized gain on investment transactions	(45,972,741)	(35,875,349)
Transactions in Shares of Beneficial Interest
Net increase	25,770,496	126,876,186

Total increase (decrease)	(132,643,173)	37,386,358
Net Assets
Beginning of period	685,787,693	648,401,335

End of period (including undistributed net investment income of $2,475,568 and $2,733,067, respectively)	$553,144,520	$685,787,693

See notes to financial statements.

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Year Ended August 31, 2009		Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,330,437		$2,699,076
Net realized loss on investment transactions	(130,310,980)		(34,884,220)
Net change in unrealized appreciation/depreciation of investments	(2,610,035)		(7,359,794)
Contributions from Adviser (see Note B)	791		391,487

Net decrease in net assets from operations	(130,589,787)		(39,153,451)
Dividends and Distributions to Shareholders from
Net investment income	(2,218,697)		(3,236,677)
Net realized gain on investment transactions	– 0	–	(64,736,710)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(5,203,248)		124,646,361

Total increase (decrease)	(138,011,732)		17,519,523
Net Assets
Beginning of period	686,290,814		668,771,291

End of period (including undistributed net investment income of $449,150 and $337,410, respectively)	$548,279,082		$686,290,814

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Statement of Changes in Net Assets

	Short Duration Bond
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$42,190,796	$62,920,743
Net realized loss on investment transactions	(21,481,199)	(10,141,028)
Net change in unrealized appreciation/depreciation of investments	3,532,774	(58,225,476)

Net increase (decrease) in net assets from operations	24,242,371	(5,445,761)
Dividends to Shareholders from
Net investment income	(44,230,027)	(63,330,431)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(170,953,640)	95,241,436

Total increase (decrease)	(190,941,296)	26,465,244
Net Assets
Beginning of period	1,298,541,273	1,272,076,029

End of period (including undistributed net investment income of $3,135,547 and $4,087,587, respectively)	$1,107,599,977	$1,298,541,273

See notes to financial statements.

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Intermediate Duration Bond
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$67,823,944	$85,155,592
Net realized gain (loss) on investment and foreign currency transactions	(21,006,412)	20,426,368
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	31,492,529	(46,640,652)

Net increase in net assets from operations	78,310,061	58,941,308
Dividends to Shareholders from
Net investment income	(74,748,745)	(87,811,371)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(377,225,455)	83,633,963

Total increase (decrease)	(373,664,139)	54,763,900
Net Assets
Beginning of period	1,654,415,626	1,599,651,726

End of period (including undistributed net investment income of $4,588,061 and $10,854,131, respectively)	$1,280,751,487	$1,654,415,626

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Statement of Changes in Net Assets

	Inflation Protected Securities
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,475,002	$45,814,379
Net realized gain (loss) on investment and foreign currency transactions	(3,417,167)	1,801,908
Net change in unrealized appreciation/depreciation of investments	(14,610,443)	32,520,373

Net increase (decrease) in net assets from operations	(15,552,608)	80,136,660
Dividends and Distributions to Shareholders from
Net investment income	(38,875,317)	(29,900,723)
Transactions in Shares of Beneficial Interest
Net decrease	(48,169,296)	(4,867,081)

Total increase (decrease)	(102,597,221)	45,368,856
Net Assets
Beginning of period	688,917,941	643,549,085

End of period (including undistributed net investment income of $2,266,423 and $38,621,251, respectively)	$586,320,720	$688,917,941

See notes to financial statements.

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	High-Yield
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$46,809,322	$42,930,784
Net realized loss on investment and foreign currency transactions	(52,091,777)	(11,982,650)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	23,218,238	(46,392,817)

Net increase (decrease) in net assets from operations	17,935,783	(15,444,683)
Dividends and Distributions to Shareholders from
Net investment income	(45,605,929)	(42,186,325)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(35,780,608)	88,647,955

Total increase (decrease)	(63,450,754)	31,016,947
Net Assets
Beginning of period	526,850,292	495,833,345

End of period (including undistributed net investment income of $4,308,638 and $2,652,446, respectively)	$463,399,538	$526,850,292

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2009

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of eleven separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (collectively, the “Portfolios”). The AllianceBernstein Global Value Portfolio and the AllianceBernstein Global Research Growth Portfolio, formerly series of the Trust, ceased operations on November 24, 2008. Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time (see Note A.2).

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indication, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

2. Fair Value Measurements

The Portfolios adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Notes to Financial Statements

participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio have elected to fair value TALF transactions in accordance with Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Consequently the Portfolios recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.5). As of August 31, 2009, the Portfolios did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of August 31, 2009:

U.S. Value Portfolio

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$2,058,701,662	$—	$—	$2,058,701,662
Short-Term Investments	44,780,482	—	—	44,780,482

Total Investments in Securities	2,103,482,144	—	—	2,103,482,144
Other Financial Instruments*	—	—	—	—

Total	$2,103,482,144	$—	$—	$2,103,482,144

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

U.S. Large Cap Growth Portfolio

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$2,048,563,134	$25,710,325	(a)	$—	$2,074,273,459
Short-Term Investments	3,359,243	—		—	3,359,243

Total Investments in Securities	2,051,922,377	25,710,325		—	2,077,632,702
Other Financial Instruments*	—	—		—	—

Total	$2,051,922,377	$25,710,325		$—	$2,077,632,702

(a)	Represents one holding in the Industrial sector.

Global Real Estate Investment Portfolio

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Equity/Other	$210,194,327	$282,784,856		$—	$492,979,183
Retail	127,169,844	97,956,427		—	225,126,271
Office	60,133,851	52,166,673		—	112,300,524
Residential	47,930,652	47,201,956		—	95,132,608
Lodging	26,602,403	—		—	26,602,403
Industrials	10,188,340	11,299,145		—	21,487,485
Short-Term Investments	27,112,464	—		—	27,112,464

Total Investments in Securities	509,331,881	491,409,057	+	—	1,000,740,938
Other Financial Instruments*	—	1,767,287		—	1,767,287

Total	$509,331,881	$493,176,344		$—	$1,002,508,225

International Value Portfolio

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Financials	$26,413,383	$294,457,595		$—	$320,870,978
Telecommunication Services	23,376,062	117,400,841		—	140,776,903
Energy	12,649,858	123,191,278		—	135,841,136
Health Care	—	96,836,496		—	96,836,496
Information Technology	—	89,963,763		—	89,963,763
Utilities	—	81,247,813		—	81,247,813
Consumer Discretionary	—	79,596,030		—	79,596,030
Industrials	—	71,806,978		—	71,806,978
Consumer Staples	—	48,189,111		—	48,189,111
Materials	—	43,608,914		—	43,608,914
Rights	356,112	—		—	356,112
Short-Term Investments	1,857,982	—		—	1,857,982

Total Investments in Securities	64,653,397	1,046,298,819	+	—	1,110,952,216
Other Financial Instruments*	644,632	1,779,068		—	2,423,700

Total	$65,298,029	$1,048,077,887		$—	$1,113,375,916

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Notes to Financial Statements

International Growth Portfolio

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Financials	$17,426,365	$236,856,583		$—	$254,282,948
Materials	23,020,341	97,277,232		—	120,297,573
Consumer Staples	—	108,689,321		—	108,689,321
Industrials	11,074,649	95,832,373		—	106,907,022
Consumer Discretionary	—	102,890,384		—	102,890,384
Energy	25,986,357	76,243,309		—	102,229,666
Health Care	29,190,200	63,332,641		—	92,522,841
Information Technology	7,181,798	76,170,087		—	83,351,885
Telecommunication Services	8,885,520	32,954,883		—	41,840,403
Utilities	—	21,714,749		—	21,714,749
Warrants	—	—		7,224,324	7,224,324
Short-Term Investments	13,998,860	—		—	13,998,860

Total Investments in Securities	136,764,090	911,961,562	+	7,224,324	1,055,949,976
Other Financial Instruments*	—	10,759,944		—	10,759,944

Total	$136,764,090	$922,721,506		$7,224,324	$1,066,709,920

Small-Mid Cap Value Portfolio

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$540,741,059	$—		$—	$540,741,059
Short-Term Investments	17,620,140	—		—	17,620,140

Total Investments in Securities	558,361,199	—		—	558,361,199
Other Financial Instruments*	—	—		—	—

Total	$558,361,199	$—		$—	$558,361,199

Small-Mid Cap Growth Portfolio

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$542,351,978	$—		$—	$542,351,978
Short-Term Investments	3,783,142	—		—	3,783,142

Total Investments in Securities	546,135,120	—		—	546,135,120
Other Financial Instruments*	—	—		—	—

Total	$546,135,120	$—		$—	$546,135,120

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond Portfolio

Investments in Securities	Level 1	Level 2	Level 3	Total
Governments – Treasuries	$—	$344,221,125	$—	$344,221,125
Corporates – Investment Grades	—	283,327,011	—	283,327,011
Mortgage Pass-Thru’s	—	224,972,348	—	224,972,348
Asset-Backed Securities	—	99,022,582	61,249,235	160,271,817
Commercial Mortgage-Backed Securities	—	103,858,231	9,301,725	113,159,956
Agencies	—	83,868,657	—	83,868,657
CMOs	—	12,272,310	20,934,198	33,206,508
Inflation-Linked Securities	—	19,807,826	—	19,807,826
Short-Term Investments	27,867,410	—	—	27,867,410

Total Investments in Securities	27,867,410	1,171,350,090	91,485,158	1,290,702,658
Other Financial Instruments*	(501,273)	—	—	(501,273)
TALF Loans	—	—	(70,260,000)	(70,260,000)

Total	$27,366,137	$1,171,350,090	$21,225,158	$1,219,941,385

Intermediate Duration Bond Portfolio

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporates – Investment Grades	$—	$409,189,172	$14,820,320	$424,009,492
Governments – Treasuries	—	245,469,302	—	245,469,302
Mortgage Pass-Thru’s	—	217,114,795	—	217,114,795
Commercial Mortgage-Backed Securities	—	176,219,661	4,345,586	180,565,247
Asset – Backed Securities	—	30,366,273	5,131,079	35,497,352
Inflation-Linked Securities	—	31,081,597	—	31,081,597
Governments – Sovereign Bonds	—	11,243,882	15,962,925	27,206,807
Corporates – Non-Investment Grades	—	25,843,008	1,338,752	27,181,760
Agencies	—	16,967,333	—	16,967,333
Quasi – Sovereigns	—	—	16,817,375	16,817,375
CMOs	—	356,555	13,082,041	13,438,596
Governments – Sovereign Agencies	—	13,424,185	—	13,424,185
Supranationals	—	5,067,919	—	5,067,919
Short-Term Investments	122,066,141	—	—	122,066,141

Total Investments in Securities	122,066,141	1,182,343,682	71,498,078	1,375,907,901
Other Financial Instruments*	—	264,187	—	264,187
TALF Loans	—	—	(76,585,591)	(76,585,591)

Total	$122,066,141	$1,182,607,869	$(5,087,513)	$1,299,586,497

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Notes to Financial Statements

Inflation Protected Securities Portfolio

Investments in Securities	Level 1	Level 2	Level 3	Total
Inflation-Linked Securities	$—	$579,631,530	$—	$579,631,530
Short-Term Investments	5,011,725	—	—	5,011,725

Total Investments in Securities	5,011,725	579,631,530	—	584,643,255
Other Financial Instruments*	—	—	—	—

Total	$5,011,725	$579,631,530	$—	$584,643,255

High-Yield Portfolio

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporates – Non-Investment Grades	$—	$319,320,594	$30,977,751	$350,298,345
Corporates – Investment Grades	—	60,300,601	2,762,647	63,063,248
Emerging Markets – Corporate Bonds	—	7,022,544	1,377,203	8,399,747
Commercial Mortgage-Backed Securities	—	7,592,387	—	7,592,387
Bank Loans	—	—	7,424,856	7,424,856
Quasi – Sovereigns	—	2,153,062	3,426,550	5,579,612
Emerging Markets – Sovereigns	—	1,422,443	1,255,450	2,677,893
Preferred Stocks	—	972,238	561,600	1,533,838
CMOs	—	—	1,210,898	1,210,898
Options Purchased – Puts	510,170	—	—	510,170
Common Stock	—	—	—	—
Short-Term Investments	4,607,543	—	—	4,607,543

Total Investments in Securities	5,117,713	398,783,869	48,996,955	452,898,537
Other Financial Instruments*	—	(590,830)	(770)	(591,600)

Total	$5,117,713	$398,193,039	$48,996,185	$452,306,937

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

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Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

International Growth Portfolio	Warrants	Total
Balance as of 8/31/08	$45,531	$45,531
Accrued discounts/premiums	—	—
Realized gain (loss)	1,339,137	1,339,137
Change in unrealized appreciation/depreciation	1,912,135	1,912,135
Net purchases (sales)	3,927,521	3,927,521
Net transfers in and/or out of Level 3	—	—

Balance as of 8/31/09	$7,224,324	$7,224,324

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$1,905,849	$1,905,849

Short Duration Bond Portfolio	Asset- Backed Securities	Commercial Mortgage- Backed Securities	CMOs	Other Financial Instruments
Balance as of 8/31/08	$77,146,160	$24,081,689	$53,672,316	$170,001
Accrued discounts/premiums	11,110	5,022	2,506	—
Realized gain (loss)	(2,766,386)	(6,760,126)	(14,212,235)	958,622
Change in unrealized appreciation/depreciation	(7,331,868)	(9,765,241)	2,875,171	(170,001)
Net purchases (sales)	(5,809,781)	(604,382)	(21,403,560)	(958,622)
Net transfers in and/or out of Level 3	—	2,344,763	—	—

Balance as of 8/31/09	$61,249,235	$9,301,725	$20,934,198	$—

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$(10,867,641)	$(12,477,824)	$(5,142,262)	$—

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Notes to Financial Statements

Short Duration Bond Portfolio	TALF Loans	Total
Balance as of 8/31/08	$—	$155,070,166
Accrued discounts/premiums	—	18,638
Realized gain (loss)	—	(22,780,125)
Change in unrealized appreciation/depreciation	—	(14,391,939)
Net purchases (sales)	(70,260,000)	(99,036,345))
Net transfers in and/or out of Level 3	—	2,344,763

Balance as of 8/31/09	$(70,260,000)	$21,225,158

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$—	$(28,487,727)

Intermediate Duration Bond Portfolio	Corporates – Investment Grades	Commercial Mortgage- Backed Securities	Asset- Backed Securities	Governments – Sovereign Bonds
Balance as of 8/31/08	$2,471,215	$8,026,746	$14,955,896	$9,714,161
Accrued discounts/premiums	26,009	51,655	2,548	(10,226)
Realized gain (loss)	—	—	30,255	—
Change in unrealized appreciation/depreciation	596,639	(815,802)	(2,220,185)	1,787,418
Net purchases (sales)	4,704,357	—	(7,637,435)	11,713,158
Net transfers in and/or out of Level 3	7,022,100	(2,917,013)	—	(7,241,586)

Balance as of 8/31/09	$14,820,320	$4,345,586	$5,131,079	$15,962,925

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$588,392	$(815,802)	$(2,282,676)	$1,787,418

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Intermediate Duration Bond Portfolio	Corporates – Non-Investment Grades	Quasi – Sovereigns	CMOs	Other Financial Instruments
Balance as of 8/31/08	$1,399,358	$3,983,579	$22,498,581	$4,237,752
Accrued discounts/premiums	2,591	44,859	2,472	—
Realized gain (loss)	1,515	—	(813,629)	7,377,760
Change in unrealized appreciation/depreciation	11,522	339,023	(2,097,551)	(4,237,752)
Net purchases (sales)	(76,234)	12,449,914	(6,507,832)	(7,377,760)
Net transfers in and/or out of Level 3	—	—	—	—

Balance as of 8/31/09	$1,338,752	$16,817,375	$13,082,041	$—

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$11,522	$339,023	$(2,479,603)	$—

	TALF Loans	Totals
Balance as of 8/31/08	$—	$67,287,288
Accrued discounts/premiums	—	119,908
Realized gain (loss)	—	6,595,901
Change in unrealized appreciation/depreciation	—	(6,636,688)
Net purchases (sales)	(76,585,591)	(69,317,423)
Net transfers in and/or out of Level 3	—	(3,136,499)

Balance as of 8/31/09	$(76,585,591)	$(5,087,513)

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$—	$(2,851,726)

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Notes to Financial Statements

High-Yield Portfolio	Corporates – Non-Investment Grades	Corporates – Investment Grades	Emerging Markets – Corporate Bonds	Bank Loans
Balance as of 8/31/08	$23,760,542	$—	$—	$—
Accrued discounts/premiums	97,465	(2,400)	2,181	571,028
Realized gain (loss)	(1,875,409)	(25,085)	—	624,604
Change in unrealized appreciation/depreciation	758,862	54,044	(92,648)	2,414,973
Net purchases (sales)	(2,311,649)	594,218	—	3,814,251
Net transfers in and/or out of Level 3	10,547,940	2,141,870	1,467,670	—

Balance as of 8/31/09	$30,977,751	$2,762,647	$1,377,203	$7,424,856

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$815,553	$54,044	$(92,648)	$2,414,973

	Quasi – Sovereigns	Emerging Markets – Sovereigns	Preferred Stocks	CMOs
Balance as of 8/31/08	$—	$—	$549,120	$—
Accrued discounts/premiums	60,157	7,716	—	362
Realized gain (loss)	335,664	—	—	—
Change in unrealized appreciation/depreciation	652,979	142,294	12,480	34,625
Net purchases (sales)	703,000	1,105,440	—	1,175,911
Net transfers in and/or out of Level 3	1,674,750	—	—	—

Balance as of 8/31/09	$3,426,550	$1,255,450	$561,600	$1,210,898

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$652,979	$142,294	$12,480	$34,625

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Notes to Financial Statements

High-Yield Portfolio	Common Stock	Other Financial Instruments	Totals
Balance as of 8/31/08	$904	$11,425	$24,321,991
Accrued discounts/premiums	—	—	736,509
Realized gain (loss)	(904)	9,287	(931,843)
Change in unrealized appreciation/depreciation	—	(12,195)	3,965,414
Net purchases (sales)	—	(9,287)	5,071,884
Net transfers in and/or out of Level 3	—	—	15,832,230

Balance as of 8/31/09	$—	$(770)	$48,996,185

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$—	$(770)	$4,033,530

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or

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Notes to Financial Statements

repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended August 31, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note C.1).

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165, “Subsequent Events”, adopted by the Portfolios as of August 31, 2009, management has evaluated the possibility of subsequent events existing in the Portfolios’ financial statements issued on October 27, 2009. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

During the year ended August 31, 2009, the Adviser reimbursed the International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio in the amounts of $213,196, $57,294 and $791, respectively, for trading losses incurred due to a trade entry error. During the year ended August 31, 2008, the Adviser reimbursed the International Growth Portfolio and Small-Mid Cap Growth Portfolio in the amounts of $ 4,968 and $391,487, respectively, for trading losses incurred due to a trade entry error.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

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Notes to Financial Statements

its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2009 is as follows:

Portfolio	Market Value August 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2009 (000)	Dividend Income (000)
U.S. Value	$111,846	$843,865	$910,931	$44,780	$432
U.S. Large Cap Growth	2,306	596,003	594,950	3,359	175
Global Real Estate Investment	16,052	403,601	392,541	27,112	158
International Value	15,406	379,539	393,087	1,858	139
International Growth	27,834	363,469	377,304	13,999	177
Small-Mid Cap Value	25,716	159,636	167,732	17,620	110
Small-Mid Cap Growth	6,801	196,749	199,767	3,783	96
Short Duration Bond	26,447	714,945	713,525	27,867	182
Intermediate Duration Bond	150,613	712,136	740,683	122,066	415
Inflation Protected Securities	2,285	151,298	148,571	5,012	24
High-Yield	26,564	81,585	103,541	4,608	124

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2009 were as follows:

Portfolio	Total Commissions		Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$2,363,652		$	– 0	–	$	– 0	–
U.S. Large Cap Growth	2,503,040			– 0	–		– 0	–
Global Real Estate Investment	1,242,476			– 0	–		– 0	–
International Value	995,945			– 0	–		– 0	–
International Growth	2,196,606			– 0	–		– 0	–
Small-Mid Cap Value	775,132			– 0	–		– 0	–
Small-Mid Cap Growth	1,175,168			– 0	–		– 0	–
Short Duration Bond	– 0	–		– 0	–		– 0	–
Intermediate Duration Bond	– 0	–		– 0	–		– 0	–
Inflation Protected Securities	– 0	–		– 0	–		– 0	–
High-Yield	3,606			– 0	–		– 0	–

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Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2009, were as follows:

Portfolio	Purchases		Sales
U.S. Value	$1,204,620,971		$1,084,465,905
U.S. Large Cap Growth	2,040,671,302		2,055,700,170
Global Real Estate Investment	718,754,949		641,917,403
International Value	647,466,840		525,038,716
International Growth	1,192,080,188		1,025,118,325
Small-Mid Cap Value	289,227,515		295,818,064
Small-Mid Cap Growth	519,546,561		522,207,850
Short Duration Bond	773,814,098		450,686,856
Intermediate Duration Bond	414,455,659		529,617,348
Inflation Protected Securities	– 0	–	– 0	–
High-Yield	163,140,823		184,464,735

Purchases and sales of U.S. government securities for the year ended August 31, 2009, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
Global Real Estate Investment		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Short Duration Bond		988,655,822			1,138,824,873
Intermediate Duration Bond		878,025,554			937,458,728
Inflation Protected Securities		112,455,222			189,470,095
High-Yield		– 0	–		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
U.S. Value	$2,156,776,774	$234,731,679	$(288,026,309)	$(53,294,630)
U.S. Large Cap Growth	1,873,667,622	234,335,658	(30,370,578)	203,965,080
Global Real Estate Investment	987,027,350	68,240,070	(54,526,482)	13,713,588
International Value	1,159,456,614	91,558,479	(140,062,877)	(48,504,398)
International Growth	983,069,046	108,884,847	(36,003,917)	72,880,930

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Notes to Financial Statements

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Small-Mid Cap Value	$572,770,205	$64,574,853	$(78,983,859)	$(14,409,006)
Small-Mid Cap Growth	487,347,135	78,753,423	(19,965,438)	58,787,985
Short Duration Bond	1,357,643,897	18,427,040	(85,368,279)	(66,941,239)
Intermediate Duration Bond	1,397,673,745	34,711,419	(56,477,263)	(21,765,844)
Inflation Protected Securities	580,445,929	5,344,694	(1,147,368)	4,197,326
High-Yield	496,184,933	28,151,180	(71,437,570)	(43,286,390)

1. Derivative Financial Instruments

Certain Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Certain Portfolios may buy or sell futures contracts for the purpose of hedging their Portfolios against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or

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Notes to Financial Statements

counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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Notes to Financial Statements

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended August 31, 2009, the Portfolios had no transactions in written options.

•	Swap Agreements

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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Notes to Financial Statements

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio (pays)/receives fixed payments (to)/from the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Notes to Financial Statements

default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

At August 31, 2009, the Portfolios have entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

Global Real Estate Investment	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,914,371	Unrealized depreciation of forward currency exchange contracts	$4,147,084

Total		$5,914,371		$4,147,084

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(3,382,391)	$1,767,287

Total		$(3,382,391)	$1,767,287

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Notes to Financial Statements

For the year ended August 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $261,819,996.

International Value	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,328,553		Unrealized depreciation of forward currency exchange contracts	$3,549,485

Equity contracts	Receivable for variation margin on futures contracts	644,632	*

Total		$5,973,185			$3,549,485

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(16,033,812)	$1,779,068

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(1,023,120)	469,201

Total		$(17,056,932)	$2,248,269

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the year ended August 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $493,002,337 and average monthly original value of futures contracts was $7,264,088.

International Growth	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$16,417,792	Unrealized depreciation of forward currency exchange contracts	$5,657,848

Total		$16,417,792		$5,657,848

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,018,915	$10,759,944

Total		$2,018,915	$10,759,944

For the year ended August 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $593,760,185.

Short Duration Bond	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on futures contracts	$501,273

Total				$501,273

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$4,123,209	$(478,884)

Interest rate swap contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	994,787	(170,001)

Total		$5,117,996	$(648,885)

For the year ended August 31, 2009, the average monthly original value of futures contracts was $168,502,713 and the average monthly notional amount of interest rate swap contracts was $9,000,000.

Intermediate Duration Bond	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$121,385	Unrealized depreciation of forward currency exchange contracts	$537,144

Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	679,946

Total		$801,331		$537,144

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,757,761)	$(417,230)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(1,253,457)	(103,747)

Interest rate swap contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	9,791,509	(3,557,806)

Total		$6,780,291	$(4,078,783)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Notes to Financial Statements

For the year ended August 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $34,055,235, average monthly original value of futures contracts was $23,121,387 and average monthly notional amount of interest rate swap contracts was $31,250,000.

High-Yield	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$18,897	Unrealized depreciation of forward currency exchange contracts	$412,705

Options contracts	Investments, at value	510,170

Credit default swap contracts			Unrealized depreciation of credit default swap contracts	197,792

Total		$529,067		$610,497

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(35,701)	$(540,624)

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Options contracts	Net realized gain (loss) on investments; Net change in unrealized appreciation/depreciation of investments	$—	$(1,463,036)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(197,358)	9,437

Interest rate swap contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	100,715	(11,473)

Credit default swap contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(365,548)	(197,744)

Total		$(497,892)	$(2,203,440)

For the year ended August 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $6,588,568, average monthly notional amount of options contracts was $271,988, average monthly original value of futures contracts was $(1,432,998), average monthly notional amount of interest rate swap contracts was $916,997 and average monthly notional amount of credit default swap contracts was $3,226,250.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Notes to Financial Statements

opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolios sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Portfolios enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended August 31, 2009, the average amount of reverse repurchase agreements outstanding for Short Duration Bond Portfolio was $7,102,101 and the daily weighted average interest rate was (0.23)%. During the period, the Portfolio received net interest payment from counterparties.

5. Term Asset-Backed Securities Loan Facility

Certain Portfolios participate in the TALF program. Under the TALF program, eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Portfolio’s records. The Portfolio agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Portfolio is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

whole or in part at any time at the Portfolio’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Portfolio pays a one time administration fee, based upon the amount borrowed, to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Portfolio to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in collateral should a Portfolio be unable to repay a loan. Additionally, there is the risk that the expenses associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Portfolio remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder is applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, a Portfolio will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

For the year ended August 31, 2009, the following Portfolios participated in the TALF program:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Short Duration Bond	$2,679,288	1.45%
Intermediate Duration Bond	1,819,733	1.92

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Portfolio
U.S. Value
Shares sold	38,234,423	56,215,741	$225,115,627	$617,688,418

Shares issued in reinvestment of dividends and distributions	9,917,433	15,226,097	64,468,390	170,464,535

Shares redeemed	(30,310,530)	(6,408,890)	(203,362,203)	(67,039,713)

Net increase	17,841,326	65,032,948	$86,221,814	$721,113,240

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Portfolio
U.S. Large Cap Growth
Shares sold	23,973,439	28,084,604	$190,235,878	$330,819,032

Shares issued in reinvestment of dividends and distributions	2,996,008	7,385,291	23,934,284	95,073,543

Shares redeemed	(30,787,155)	(16,207,474)	(238,832,888)	(197,127,840)

Net increase (decrease)	(3,817,708)	19,262,421	$(24,662,726)	$228,764,735

Global Real Estate Investment
Shares sold	28,730,928	17,695,029	$159,119,750	$202,771,321

Shares issued in reinvestment of dividends and distributions	619,710	18,186,253	5,812,875	218,384,830

Shares redeemed	(18,309,025)	(3,985,142)	(125,901,542)	(46,812,047)

Net increase	11,041,613	31,896,140	$39,031,083	$374,344,104

International Value
Shares sold	35,481,511	19,553,544	$214,726,719	$246,877,324

Shares issued in reinvestment of dividends and distributions	13,140,207	12,644,422	76,744,799	170,716,588

Shares redeemed	(16,688,918)	(2,209,370)	(111,934,383)	(29,060,057)

Net increase	31,932,800	29,988,596	$179,537,135	$388,533,855

International Growth
Shares sold	20,795,752	12,693,283	$152,752,270	$164,022,798

Shares issued in reinvestment of dividends and distributions	4,462,455	8,144,870	33,382,496	115,682,250

Shares redeemed	(3,051,503)	(5,313,738)	(20,971,938)	(74,925,984)

Net increase	22,206,704	15,524,415	$165,162,828	$204,779,064

Small-Mid Cap Value
Shares sold	6,990,983	8,613,198	$42,970,323	$102,492,688

Shares issued in reinvestment of dividends and distributions	9,254,225	3,907,105	55,876,208	46,302,960

Shares redeemed	(9,251,605)	(1,950,115)	(73,076,035)	(21,919,462)

Net increase	6,993,603	10,570,188	$25,770,496	$126,876,186

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Portfolio
Small-Mid Cap Growth
Shares sold	4,686,797	6,607,425	$38,612,519	$85,796,430

Shares issued in reinvestment of dividends and distributions	254,056	4,822,475	2,218,697	67,973,386

Shares redeemed	(5,463,270)	(2,265,290)	(46,034,464)	(29,123,455)

Net increase (decrease)	(522,417)	9,164,610	$(5,203,248)	$124,646,361

Short Duration Bond
Shares sold	17,436,541	12,342,028	$159,135,598	$119,913,313

Shares issued in reinvestment of dividends	4,885,703	6,551,609	44,230,027	63,330,430

Shares redeemed	(41,237,256)	(9,199,721)	(374,319,265)	(88,002,307)

Net increase (decrease)	(18,915,012)	9,693,916	$(170,953,640)	$95,241,436

Intermediate Duration Bond
Shares sold	12,154,341	21,555,723	$117,446,877	$213,192,007

Shares issued in reinvestment of dividends	8,129,848	8,927,353	74,748,745	87,811,371

Shares redeemed	(62,459,613)	(22,067,429)	(569,421,077)	(217,369,415)

Net increase (decrease)	(42,175,424)	8,415,647	$(377,225,455)	$83,633,963

Inflation Protected Securities
Shares sold	8,130,275	5,314,917	$79,826,662	$55,313,231

Shares issued in reinvestment of dividends	4,276,713	2,987,085	38,875,317	29,900,723

Shares redeemed	(17,435,441)	(8,530,197)	(166,871,275)	(90,081,035)

Net decrease	(5,028,453)	(228,195)	$(48,169,296)	$(4,867,081)

High-Yield
Shares sold	2,778,264	6,720,185	$19,994,772	$64,306,864

Shares issued in reinvestment of dividends	6,535,590	4,463,980	45,605,929	42,186,325

Shares redeemed	(14,234,189)	(1,912,436)	(101,381,309)	(17,845,234)

Net increase (decrease)	(4,920,335)	9,271,729	$(35,780,608)	$88,647,955

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Notes to Financial Statements

Commencement of Offering

The Portfolios commenced offering on May 20, 2005 through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series—U.S. Large Cap Portfolio (“U.S. Large Cap Fund”). Prior to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

NOTE E

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Concentration of Risk—Although the Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

During the year ended August 31, 2009, the Intermediate Duration Bond Portfolio had swap counterparty exposure to Lehman Brothers, which filed for bankruptcy on September 15, 2008. As a result, on September 18, 2008, the Portfolio terminated all outstanding interest rate swaps with Lehman Brothers prior to their scheduled maturity dates. Due to the change in the value of the swap contracts, the Portfolio had a collateral shortfall of $1,725,890 of which $1,520,969 was recorded as a realized loss to the Portfolio and the remaining balance of $204,921 is expected to be recovered through bankruptcy proceedings. In addition, the Portfolio had recorded losses of $95,630 on Lehman Brothers securities held due to interest write-off.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

U.S. Value	2009		2008
Distributions paid from:
Ordinary income	$64,468,391		$98,553,381
Long-term capital gains	– 0	–	71,911,154

Total distributions paid	$64,468,391		$170,464,535

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Notes to Financial Statements

U.S. Large Cap Growth	2009		2008
Distributions paid from:
Ordinary income	$23,934,284		$22,290,034
Long-term capital gains	– 0	–	72,783,508

Total distributions paid	$23,934,284		$95,073,542

Global Real Estate Investment	2009		2008
Distributions paid from:
Ordinary income	$5,812,875		$135,605,856
Long-term capital gains	– 0	–	82,778,974

Total distributions paid	$5,812,875		$218,384,830

International Value	2009		2008
Distributions paid from:
Ordinary income	$29,492,020		$54,038,034
Long-term capital gains	47,252,778		116,678,554

Total distributions paid	$76,744,798		$170,716,588

International Growth	2009		2008
Distributions paid from:
Ordinary income	$33,227,507		$38,160,575
Long-term capital gains	154,989		77,521,675

Total distributions paid	$33,382,496		$115,682,250

Small-Mid Cap Value	2009		2008
Distributions paid from:
Ordinary income	$16,449,359		$23,957,109
Long-term capital gains	39,426,848		22,345,851

Total distributions paid	$55,876,207		$46,302,960

Small-Mid Cap Growth	2009		2008
Distributions paid from:
Ordinary income	$2,218,697		$5,216,643
Long-term capital gains	– 0	–	62,756,744

Total distributions paid	$2,218,697		$67,973,387

Short Duration Bond	2009		2008
Distributions paid from:
Ordinary income	$44,230,027		$63,330,431
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$44,230,027		$63,330,431

Intermediate Duration Bond	2009		2008
Distributions paid from:
Ordinary income	$74,748,745		$85,510,435
Long-term capital gains	– 0	–	2,300,936

Total distributions paid	$74,748,745		$87,811,371

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Inflation Protected Securities	2009		2008
Distributions paid from:
Ordinary income	$38,875,317		$29,900,723
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$38,875,317		$29,900,723

High-Yield	2009		2008
Distributions paid from:
Ordinary income	$45,605,929		$42,186,325
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$45,605,929		$42,186,325

As of August 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)(c)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	$9,802,969	$—	$ (870,227,174)	$(53,294,630)	$(913,718,835)
U.S. Large Cap Growth	4,272,140	—	(593,725,438)	203,965,076	(385,488,222)
Global Real Estate Investment	28,033,736	—	(446,055,657)	13,833,859	(404,188,062)
International Value	—	—	(369,667,503)	(47,706,418)	(417,373,921)
International Growth	16,410,803	—	(457,063,707)	72,767,431	(367,885,473)
Small-Mid Cap Value	2,228,806		(145,663,389)	(14,409,009)	(157,843,592)
Small-Mid Cap Growth	411,661	—	(149,310,603)	58,787,992	(90,110,950)
Short Duration Bond	3,135,547	—	(38,233,894)	(66,941,242)	(102,039,589)
Intermediate Duration Bond.	4,821,094	—	(21,775,999)	(21,243,196)	(38,198,101)
Inflation Protected Securities	8,501,629		(4,113,419)	4,197,324	8,585,534
High-Yield	5,889,284		(64,941,345)	(43,439,774)	(102,491,835)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, futures contracts, partnership investments, interest writeoffs and accruals on defaulted securities, straddle loss deferrals, deferral of losses based on deflationary adjustments in excess of cumulative earned income, bond premium amortization, reclassification of distributions from investments in real estate investment trusts, return of capital distributions, book to tax differences on writedowns of interest, swaps, and swap income (loss) accruals.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

(c)

On August 31, 2009, the U.S. Value, U.S Large Cap Growth, International Value, International Growth, Small-Mid Cap Value, Small-Mid Cap Growth, Short Duration Bond, Intermediate Duration Bond, Inflation Protected Securities, High-Yield, and Global Real Estate Investment Trust Portfolios had a net capital loss carryforward of

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Notes to Financial Statements

$205,162,139, $308,459,282, $53,057,306, $107,784,754, $25,737,293, $57,834,299, $25,157,022, $12,485,361, $1,774,101, $18,010,233, and 97,002,480 respectively, of which $205,162,139 expires in the year 2017 for the U.S Value Portfolio, $308,459,282 expires in the year 2017 for the U.S Large Cap Growth Portfolio, $53,057,306 expires in the year 2017 for International Value Portfolio, $107,784,754 expires in the year 2017 for International Growth Portfolio, $25,737,293 expires in the year 2017 for Small-Mid Cap Value, $1,225,905 expires in the year 2016 and $56,608,394 expires in the year 2017 for Small-Mid Cap Growth, $529,195 expires in the year 2014, $3,562,331 expires in the year 2015, $1,756,801 expires in the year 2016, $19,308,695 expires in the year 2017 for the Short Duration Portfolio, $12,485,361 expires in the year 2017 for Intermediate Duration Bond Portfolio, $98,445 expires in the year 2015 and $1,675,656 expires in the year 2017 for the Inflation Protected Securities Portfolio, $1,561,339 expires in the year 2015, $1,152,926 expires in the year 2016, and $15,295,968 expires in the year 2017 for the High-Yield Portfolio, 97,002,480 expires in the year 2017 for Global Real Estate Investment Trust. To the extent future gains are offset by capital loss carryforward, such gains will not be distributed. Net capital loss, currency and PFIC losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. U.S. Value, U.S. Large Cap Growth, International Value, International Growth, Small-Mid Cap Value, Small-Mid Cap Growth, Short Duration Bond, Intermediate Duration Bond, Inflation Protected Securities, High-Yield, and Global Real Estate Investment Trust elect to defer $665,065,035, $285,266,156, $309,567,121, $349,278,956, $119,926,096, $91,476,304, $13,076,872, $9,290,638, $2,339,318, and $349,053,179 of capital losses that are deemed to arise in the next taxable year. International Value also defers $7,043,076 of Currency losses. Intermediate Duration Bond Portfolio deferred $476,618 in straddle losses.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio are primarily due to foreign currency gain (loss), reclassification of distributions, the tax treatment of partnerships, consent fees, periodic payments on swap contracts, bond premium amortization adjustments due to sales, reclassification of distributions from investments in real estate investment trusts, paydowns and passive foreign investment companies are reflected as an adjustment to the components of capital as of August 31, 2009 as shown below:

Portfolio	Increase (Decrease) To Additional Paid in Capital	Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investments, Futures and Foreign Currencies
U.S. Value	$—	$(124,549)	$124,549
U.S. Large Cap Growth	(1)	(1,792,620)	1,792,621
Global Real Estate Investment	55,300	(1,546,694)	1,491,394
International Value	—	(15,279,257)	15,279,257
International Growth	—	1,613,718	(1,613,718)
Small-Mid Cap Value	—	(24,949)	24,949
Small-Mid Cap Growth	—	—	—
Short Duration Bond	—	1,087,191	(1,087,191)
Intermediate Duration Bond	—	658,731	(658,731)
Inflation Protected Securities	2	45,487	(45,489)
High-Yield	—	452,799	(452,799)

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE G

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Notes to Financial Statements

Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Value
	Year Ended August 31,				May 20, 2005(a) to August 31, 2005
	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.27	$ 12.44	$ 11.41	$ 10.32	$ 10.00

Income From Investment Operations
Net investment income(b)	.21	.31	.31	.27	.08
Net realized and unrealized gain (loss) on investment transactions	(2.03)	(2.75)	1.22	1.11	.28

Net increase (decrease) in net asset value from operations	(1.82)	(2.44)	1.53	1.38	.36

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.31)	(.30)	(.21)	(.04)
Distributions from net realized gain on investment transactions	.00 (c)	(.42)	(.20)	(.08)	– 0	–

Total dividends and distributions	(.23)	(.73)	(.50)	(.29)	(.04)

Net asset value, end of period	$ 7.22	$ 9.27	$ 12.44	$ 11.41	$ 10.32

Total Return
Total investment return based on net asset value(d)	(19.36)%	(20.55)%	13.55%	13.60%	3.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,091,464	$2,520,943	$2,573,340	$1,822,032	$1,355,032
Ratio to average net assets of:
Expenses	.02%	.02%	.02%	.04%	.07	%(e)
Net investment income	3.23%	2.93%	2.49%	2.48%	2.84	%(e)
Portfolio turnover rate	59%	20%	22%	14%	21%

See footnote summary on page 212.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 11.08	$ 12.47	$ 11.09	$ 10.73	$ 10.00

Income From Investment Operations
Net investment income(b)	.11	.10	.10	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.83)	(1.04)	1.57	.38	.72

Net increase (decrease) in net asset value from operations	(1.72)	(.94)	1.67	.45	.74

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.10)	(.09)	(.06)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	(.35)	(.20)	(.03)	– 0	–

Total dividends and distributions	(.11)	(.45)	(.29)	(.09)	(.01)

Net asset value, end of period	$ 9.25	$ 11.08	$ 12.47	$ 11.09	$ 10.73

Total Return
Total investment return based on net asset value(d)	(15.41)%	(8.06)%	15.23%	4.10%	7.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,077,867	$2,532,269	$2,608,154	$1,775,474	$1,397,037
Ratio to average net assets of:
Expenses	.02%	.02%	.02%	.04%	.05	%(e)
Net investment income	1.40%	.86%	.80%	.64%	.62	%(e)
Portfolio turnover rate	108%	93%	92%	64%	13%

See footnote summary on page 212.

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Real Estate Investment
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 9.56	$ 13.90	$ 13.14	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)	.28	.36	.27	.36	.09	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.11)	(2.32)	1.59	2.47	.69

Net increase (decrease) in net asset value from operations	(1.83)	(1.96)	1.86	2.83	.78

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(1.33)	(.58)	(.37)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(.52)	(.06)	– 0	–

Total dividends and distributions	(.05)	(2.38)	(1.10)	(.43)	(.04)

Net asset value, end of period	$ 7.68	$ 9.56	$ 13.90	$ 13.14	$ 10.74

Total Return
Total investment return based on net asset value(d)	(19.25)%	(17.38)%	14.33%	27.18%	7.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$994,537	$1,132,381	$1,203,895	$832,695	$508,737
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.07%	.06%	.09%	.15	%(e)
Expenses, before waivers/reimbursements	.05%	.07%	.06%	.09%	.16	%(e)
Net investment income	4.46%	3.11%	1.90%	3.07%	3.14	%(e)(f)
Portfolio turnover rate	76%	46%	49%	46%	7%

See footnote summary on page 212.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Value
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 10.37	$ 14.88	$ 13.84	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(b)	.23	.45	.42	.38	.10	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.55)	(3.18)	2.29	3.04	.87
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.32)	(2.73)	2.71	3.42	.97

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.43)	(.55)	(.26)	(.08)
Distributions from net realized gain on investment transactions	(.36)	(1.35)	(1.12)	(.21)	– 0	–

Total dividends and distributions	(.55)	(1.78)	(1.67)	(.47)	(.08)

Net asset value, end of period	$ 7.50	$ 10.37	$ 14.88	$ 13.84	$ 10.89

Total Return
Total investment return based on net asset value(d)	(20.71)%	(20.92)%	20.64%	32.16%	9.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,127,352	$1,228,477	$1,315,984	$997,371	$788,432
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06%	.07%	.08%	.10%	.15	%(e)
Expenses, before waivers/reimbursements	.06%	.07%	.08%	.10%	.94	%(e)
Net investment income	3.56%	3.49%	2.89%	3.09%	3.56	%(e)(f)
Portfolio turnover rate	56%	31%	31%	27%	23%

See footnote summary on page 212.

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 11.27	$ 13.98	$ 12.54	$ 10.57	$ 10.00

Income From Investment Operations
Net investment income(b)	.23	.38	.34	.23	.05	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.11)	(1.89)	1.86	1.95	.54
Contributions from Adviser	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.88)	(1.51)	2.20	2.18	.59

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.38)	(.27)	(.19)	(.02)
Distributions from net realized gain on investment transactions	.00	(c)	(.82)	(.49)	(.02)	– 0	–

Total dividends and distributions	(.27)	(1.20)	(.76)	(.21)	(.02)

Net asset value, end of period	$ 8.12	$ 11.27	$ 13.98	$ 12.54	$ 10.57

Total Return
Total investment return based on net asset value(d)	(25.32)%	(12.46)%	18.08%	20.88%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,077,781	$1,245,979	$1,328,927	$886,431	$517,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.06%	.07%	.11%	.15	%(e)
Expenses, before waivers/reimbursements	.05%	.06%	.07%	.11%	.24	%(e)
Net investment income	3.19%	2.81%	2.50%	1.96%	1.78	%(e)(f)
Portfolio turnover rate	111%	85%	82%	105%	19%

See footnote summary on page 212.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Year Ended August 31,	May 20, 2005(a) to August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.19	$ 12.79	$ 11.08	$ 10.65	$ 10.00

Income From Investment Operations
Net investment income(b)	.14	.19	.24	.16	.04	(f)
Net realized and unrealized gain (loss) on investment transactions	(2.34)	(.96)	1.80	.40	.63

Net increase (decrease) in net asset value from operations	(2.20)	(.77)	2.04	.56	.67

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.18)	(.23)	(.13)	(.02)
Distributions from net realized gain on investment transactions	(.75)	(.65)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.89)	(.83)	(.33)	(.13)	(.02)

Net asset value, end of period	$ 8.10	$ 11.19	$ 12.79	$ 11.08	$ 10.65

Total Return
Total investment return based on net asset value(d)	(16.76)%	(6.29)%	18.64%	5.24%	6.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$553,145	$685,788	$648,401	$444,250	$320,038
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.04%	.04%	.07%	.15	%(e)
Expenses, before waivers/reimbursements	.04%	.04%	.04%	.07%	.34	%(e)
Net investment income	2.00%	1.67%	1.93%	1.45%	1.62	%(e)(f)
Portfolio turnover rate	60%	38%	33%	42%	8%
See footnote summary on page 212.

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 12.62	$ 14.79	$ 11.84	$ 10.99	$ 10.00

Income From Investment Operations
Net investment income(b)	.04	.05	.06	.04	.01	(f)
Net realized and unrealized gain (loss) on investment transactions	(2.44)	(.78)	3.16	.84	.99
Contributions from Adviser	.00	(c)	.01	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.40)	(.72)	3.22	.88	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.06)	(.04)	(.03)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	(1.39)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.04)	(1.45)	(.27)	(.03)	(.01)

Net asset value, end of period	$ 10.18	$ 12.62	$ 14.79	$ 11.84	$ 10.99

Total Return
Total investment return based on net asset value(d)	(18.97)%	(5.84)%	27.50%	8.00%	9.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$548,279	$686,291	$668,771	$429,431	$287,536
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.04%	.05%	.07%	.15	%(e)
Expenses, before waivers/reimbursements	.05%	.04%	.05%	.07%	.41	%(e)
Net investment income	.49%	.39%	.45%	.33%	.37	%(e)(f)
Portfolio turnover rate	107%	88%	88%	83%	21%

See footnote summary on page 212.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Year Ended August 31,				May 20, 2005(a) to August 31, 2005
	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.37	$ 9.87	$ 9.93	$ 10.04	$ 10.00

Income From Investment Operations
Net investment income(b)	.36	.46	.52	.47	.09	(f)
Net realized and unrealized loss on investment transactions	(.08)	(.49)	(.08)	(.14)	(.01)

Net increase (decrease) in net asset value from operations	.28	(.03)	.44	.33	.08

Less: Dividends
Dividends from net investment income	(.39)	(.47)	(.50)	(.44)	(.04)

Net asset value, end of period	$ 9.26	$ 9.37	$ 9.87	$ 9.93	$ 10.04

Total Return
Total investment return based on net asset value(d)	3.14%	(.40)%	4.51%	3.39%	.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,107,600	$1,298,541	$1,272,076	$960,111	$652,505
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.03%	.02%	.05%	.15	%(e)
Expenses, before waivers/reimbursements	.04%	.03%	.02%	.05%	.19	%(e)
Expenses, before waivers/reimbursements excluding interest expense	.04%	.03%	.02%	.05%	.19	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.03%	.03%	.02%	.05%	.19	%(e)
Net investment income	4.06%	4.75%	5.23%	4.69%	3.88	%(e)(f)
Portfolio turnover rate	153%	116%	138%	185%	83%

See footnote summary on page 212.

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Intermediate Duration Bond
	Year Ended August 31,				May 20, 2005(a) to August 31,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.70	$ 9.87	$ 9.86	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)	.51	.50	.49	.48	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	(.16)	.00 (c)	(.28)	.08

Net increase in net asset value from operations	.84	.34	.49	.20	.19

Less: Dividends
Dividends from net investment income	(.56)	(.51)	(.48)	(.46)	(.07)

Net asset value, end of period	$ 9.98	$ 9.70	$ 9.87	$ 9.86	$ 10.12

Total Return
Total investment return based on net asset value(d)	9.26%	3.51%	5.03%	2.13%	1.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,280,751	$1,654,416	$1,599,652	$1,076,281	$807,065
Ratio to average net assets of:
Expenses	.04%	.03%	.04%	.06%	.10	%(e)
Expenses, excluding interest expense	.04%	.03%	.04%	.06%	.10	%(e)
Expenses, excluding interest expense and TALF administration fee	.03%	.03%	.04%	.06%	.10	%(e)
Net investment income	5.47%	5.01%	5.01%	4.89%	4.13	%(e)
Portfolio turnover rate	108%	114%	236%	513%	206%

See footnote summary on page 212.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Inflation Protected Securities
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 10.74	$ 9.99	$ 9.91	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income(b)	.04	.69	.49	.57	.09	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	.52	(.06)	(.36)	– 0	–
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.15)	1.21	.43	.21	.09

Less: Dividends and Distributions
Dividends from net investment income	(.68)	(.46)	(.35)	(.30)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.68)	(.46)	(.35)	(.31)	(.08)

Net asset value, end of period	$ 9.91	$ 10.74	$ 9.99	$ 9.91	$ 10.01

Total Return
Total investment return based on net asset value(d)	(.88)%	12.45%	4.44%	2.11%	.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$586,321	$688,918	$643,549	$447,210	$263,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.04%	.04%	.07%	.15	%(e)
Expenses, before waivers/reimbursements	.04%	.04%	.04%	.07%	.52	%(e)
Net investment income	.44%	6.63%	4.98%	5.83%	4.34	%(e)(f)
Portfolio turnover rate	20%	9%	12%	13%	3%

See footnote summary on page 212.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.87	$ 9.89	$ 9.99	$ 10.35	$ 10.00

Income From Investment Operations
Net investment income(b)	.81	.78	.77	.75	.20	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	(1.03)	(.15)	(.35)	.24

Net increase (decrease) in net asset value from operations	.43	(.25)	.62	.40	.44

Less: Dividends and Distributions
Dividends from net investment income	(.79)	(.77)	(.72)	(.75)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.79)	(.77)	(.72)	(.76)	(.09)

Net asset value, end of period	$ 8.51	$ 8.87	$ 9.89	$ 9.99	$ 10.35

Total Return
Total investment return based on net asset value(d)	7.25%	(2.76)%	6.22%	4.06%	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$463,400	$526,850	$495,833	$325,931	$258,236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06%	.05%	.06%	.09%	.20	%(e)
Expenses, before waivers/reimbursements	.06%	.05%	.06%	.09%	.45	%(e)
Net investment income	11.13%	8.19%	7.50%	7.47%	7.42	%(e)(f)
Portfolio turnover rate	40%	25%	49%	64%	23%

See footnote summary on page 212.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

See notes to financial statements.

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

AllianceBernstein Pooling Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (eleven portfolios constituting AllianceBernstein Pooling Portfolios, hereafter referred to as the “Portfolios”) as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period May 20, 2005 (commencement of operations) through August 31, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio as of August 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2009

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following funds are designated as:

Portfolio	(a) Long-Term Capital Gain	(b) Qualified Dividend Income	(c) (for corporate shareholders) Dividends Received Deduction	(d) (for foreign shareholders) Qualified Short-Term Capital Gain	(e) (for foreign shareholders) Qualified Interest Income
U.S. Value	$—	$62,935,480	$55,843,251	$151,355	$759,843
U.S. Large Cap Growth	—	20,000,282	20,271,765	—	246,913
Global Real Estate Investment	—	—	—	—	26,839
International Value	47,252,778	29,492,020	548,971	—	139,442
International Growth	154,989	25,737,516	—	—	306,053
Small-Mid Cap Value	39,426,848	10,289,979	10,075,416	7,072,689	180,628
Small-Mid Cap Growth	—	2,182,662	2,182,425	—	96,120
Short Duration Bond	—	—	—	—	41,706,416
Intermediate Duration Bond	—	—	—	—	64,161,925
Inflation Protected Securities	—	—	—	—	38,719,496
High-Yield	—	167,043	167,043	—	33,126,254

(a)	Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

(b)

Each Fund designates the maximum amount allowable, but not less than the amounts shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with section 854 of the Internal Revenue Code.

(c)

Each Fund designates the maximum amount allowable but not less than the amounts shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

(d)

Each Fund designates the maximum amount allowable but not less than the following amounts shown above as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

(e)

Each Fund designates the maximum amount allowable but not less than the following amounts shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

Capital gain dividends distributed during the fiscal year ended August 31, 2009 are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum rate of 15%.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2010.

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Robert M. Keith, President and

Chief Executive Officer

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Stephen M. Beinhacker, Vice

President

Henry S. D’Auria, Vice President

Jon P. Denfeld, Vice President

Paul J. DeNoon, Vice President

Gershon M. Distenfeld,

Vice President

Sharon E. Fay, Vice President

Marilyn G. Fedak, Vice President

Eric J. Franco, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Joran Laird, Vice President

Samantha S. Lau, Vice President

James W. MacGregor,

Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Teresa Marziano, Vice President

Joel J. McKoan, Vice President

James K. Pang, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

John D. Phillips, Vice President

James G. Reilly, Vice President

Michael J. Reilly, Vice President

Kevin F. Simms, Vice President

Christopher M. Toub, Vice

President

Wen-Tse Tseng, Vice President

P. Scott Wallace, Vice President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

David Yuen, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Trustees

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672	Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Global Real Estate Investment Portfolio are made by the Global REIT Investment Management Team. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Investment Policy Group. Mr. Joseph G. Paul, Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. James G. Reilly, Mr. Michael J. Reilly and Mr. P. Scott Wallace are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small-Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Portfolio Oversight Group. Mr. Stephen M. Beinhacker, Mr. James K. Pang and Mr. Christopher M. Toub are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Joran Laird, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky, are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio.

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ## 77 (2005)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (2005)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 70 2007	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Bruce K. Aronow 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Stephen M. Beinhacker 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Henry S. D’Auria 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Jon P. Denfeld 39	Vice President	Vice President of the Adviser** since May 2008. Prior thereto, he was a Director and Senior U.S. Portfolio Manager for UBS Global Asset Management since 2006. Prior thereto, he was a Portfolio Manager for Shay Asset Management since prior to 2004.

Paul J. DeNoon 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Gershon M. Distenfeld 33	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2004.

Sharon E. Fay 49	Vice President	Executive Vice President of the Adviser,** with which she has been associated since prior to 2004.

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Marilyn G. Fedak 62	Vice President	Vice Chairman of the Adviser,** with which she has been associated since prior to 2004.

Eric J. Franco 49	Vice President	Senior Vice President of the Adviser,** with which he has been association since prior to 2004.

Shawn E. Keegan 38	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2004.

N. Kumar Kirpalani 55	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Joran Laird 34	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2004.

Samantha S. Lau 37	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2004.

James W. MacGregor 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Alison M. Martier 52	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2004.

Christopher W. Marx 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Teresa Marziano 55	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2004.

Joel J. McKoan 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

James K. Pang 36	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Joseph G. Paul 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Douglas J. Peebles 44	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2004.

John D. Phillips 62	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
James G. Reilly 48	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2004.

Michael J. Reilly 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Kevin F. Simms 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Christopher M. Toub 50	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2004.

Wen-Tse Tseng 43	Vice President	Vice President of the Adviser,** with which he has been associated since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter since prior to 2004.

P. Scott Wallace 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Andrew J. Weiner 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Greg J. Wilensky 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

David Yuen 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2004.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS,** with which she has been associated since prior to 2004.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of each of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on May 5-7, 2009. This disclosure does not relate to AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, or AllianceBernstein High-Yield Portfolio.

Prior to approval of the continuance of the Advisory Agreement in respect of a Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Portfolios was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies sponsored or sub-advised by the Adviser (the institutional clients, including the registered investment companies are all referred to as the “Investing Funds”). The trustees further noted that the Advisory Agreement, in addition to providing a fee rate of zero, does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds. However, the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Investing Funds that are shareholders of the Portfolios). The trustees noted that the current Investing Funds in the Portfolios are the three non-tax-managed Wealth Strategies of The AllianceBernstein Portfolios, the portfolios of AllianceBernstein Blended Style Series, Inc. and the Rhode Island Higher Education Savings Trust (“RIHEST”), currently the only institutional investor in Pooling that is not a registered investment company sponsored or sub-advised by the Adviser.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees

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or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser and does not reimburse expenses to the Adviser) to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially

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acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios, and that the updated profitability methodology attributed revenues and expenses to the Portfolios relating to the Investing Funds. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable. The trustees also concluded that the Adviser bears certain costs in order to provide services to each Portfolio.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Portfolios other than the fees payable under the Advisory Agreement (none), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Investing Funds that are registered investment companies, and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Investing Funds. The trustees noted that the Adviser is party to a program agreement with RIHEST and receives program fees for its advisory, distribution, recordkeeping and other services provided by it and its subsidiaries in connection with the CollegeBoundfund program, including its services in respect of the Portfolios. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. As discussed in more detail below, the trustees also noted that the Adviser is compensated by the Investing Funds for providing advisory services to them. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the May 2009 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with an index, in each case for the 1- and 3-year periods ended January 31, 2009 and the since inception period (May 2005 inception).

In reviewing the performance information, the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas performance information for the Portfolios reflects their advisory fee of zero.

AllianceBernstein U.S. Value Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year and since inception periods and 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Portfolio underperformed the Russell 1000 Value Index (the “Index”) in all periods reviewed. The trustees also reviewed performance information for periods ended March 31, 2009 and noted that in the most recent months the Portfolio had outperformed the Index. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s performance was acceptable. The trustees determined to monitor closely the Portfolio’s performance.

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, 4th quintile of the Performance Group and the Performance Universe for the 3-year period and 3rd quintile of the Performance Group and the Performance Universe for the since inception period, and that the Portfolio outperformed the Russell 1000 Growth Index (the “Index”) in the 1-year and since inception periods but underperformed the Index in the 3-year period. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Global Real Estate Investment Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, 2nd out of 3 of the Performance Group and in the 2nd quintile of the Performance Universe for the 3-year period, and 2nd out of 2 of the Performance Group and 2nd quintile of the Performance Universe for the since inception period, and that the Portfolio outperformed the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

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AllianceBernstein International Value Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and Performance Universe for the 1- and 3-year and since inception periods, and that the Portfolio underperformed the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (the “Index”) in all periods reviewed. The trustees also reviewed performance information for periods ended March 31, 2009, and noted that in the most recent months the Portfolio’s performance against the Index had improved but continued to lag the Index. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s performance was acceptable. The trustees determined to monitor closely the Portfolio’s performance.

AllianceBernstein International Growth Portfolio

The trustees noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and 5th quintile of the Performance Group and the Performance Universe for the 3-year and since inception periods, and that the Portfolio underperformed the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index (Net) in all periods reviewed. The trustees also reviewed performance information for periods ended March 31, 2009 and noted that in the most recent months the Portfolio had outperformed the MSCI EAFE Index (Net). Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio and concluded that the Portfolio’s performance was acceptable. The trustees determined to monitor closely the Portfolio’s performance.

AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period and 4th quintile of the Performance Group and the Performance Universe for the since inception period, and that the Portfolio outperformed the Russell 2500 Value Index (the “Index”) in the 3-year and since inception periods and underperformed the Index in the 1-year period. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period and 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the since inception period, and that the Portfolio outperformed the Russell 2500 Growth Index in all periods reviewed. Based on

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their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Investing Funds. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Investing Funds for its services to the Portfolios. While the fees paid by the Investing Funds to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission staff and to the Trust’s former counsel that the implied fee rate is the same for all the institutional investors in the Portfolios (e.g., the Investing Funds). The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rate and had made certain observations in that regard.

In considering the fee arrangements in respect of each Portfolio (including the payments to the Adviser by the Investing Funds), the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds. The trustees considered the process of investing in each of the Portfolios as compared to investing in other types of securities. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of each of the Portfolios. For this purpose, the trustees reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have an investment style substantially similar to that of the various Portfolios. The trustees noted that application of such fee schedules to the level of assets of a Portfolio pursuing an investment style substantially similar to that of each Portfolio would result in a fee rate that would be higher than the rate paid by each Portfolio pursuant to the Advisory Agreement (zero). The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients

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that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The trustees also reviewed information that indicated that in the case of each of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio and AllianceBernstein Small-Mid Cap Value Portfolio, the Adviser sub-advises certain registered investment companies with an investment style similar to that of the corresponding Portfolio at a higher fee rate than the corresponding Portfolio’s fee rate (zero).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. In the case of each of AllianceBernstein International Value Portfolio and AllianceBernstein International Growth Portfolio, the trustees noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Trust’s Senior Officer, Lipper had expanded the Expense Group of the Portfolio to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for each such Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Trust’s Senior Officer. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others. The trustees noted that it was likely that the non-advisory expense ratios of some funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein U.S. Value Portfolio

AllianceBernstein U.S. Large Cap Growth Portfolio

AllianceBernstein Global Real Estate Investment Portfolio

AllianceBernstein International Value Portfolio

AllianceBernstein International Growth Portfolio

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

AllianceBernstein Small-Mid Cap Value Portfolio

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Investing Funds that are registered investment companies incorporate breakpoints.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

- U.S. Value Portfolio

- U.S. Large Cap Growth Portfolio

- Global Real Estate Investment Portfolio

- International Value Portfolio

- International Growth Portfolio

- Small-Mid Cap Value Portfolio

- Small-Mid Cap Growth Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High-Yield Portfolio. The fixed-income portfolios will be considered separately at the Board meeting schedules to be held on November 3-5, 2009.

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2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”), 3 AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”), The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),4 the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”), and Allstate ClearTarget Retirement Funds. Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

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AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies and Allstate ClearTarget Retirement Funds

Each of the Retirement Strategies/Allstate Funds pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy/Allstate Funds. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy/Allstate Fund as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy/Allstate Fund	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Allstate Funds: 2030, 2040, 2050

Retirement Strategies: 2010, 2015, 2020	0.60%	0.50%	0.45%

Allstate Funds: 2010, 2015, 2020

Retirement Strategies: 2000, 2005	0.55%	0.45%	0.40%

Allstate Funds: 2005

U.S. Large Cap Portfolio and the Wealth Strategies

Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
U.S. Large Cap Portfolio	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Fund	Advisory Fee Based on % of Average Daily Net Assets
Wealth Appreciation Strategy	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Wealth Preservation Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. Note that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of February 28, 2009.

Portfolios	Total Expense Ratio[5]
Age-Based Education Strategies
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.90%
Age-Based Aggressive 1999-2001	0.86%
Age-Based Aggressive 1996-1998	0.82%
Age-Based Aggressive 1993-1995	0.78%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

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Portfolios	Total Expense Ratio[5]
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2008-2010	0.92%
Age-Based 2005-2007	0.88%
Age-Based 2002-2004	0.84%
Age-Based 1999-2001	0.80%
Age-Based 1996-1998	0.78%
Age-Based 1993-1995	0.76%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Preservation	0.72%

The Portfolios’ net assets as of February 28, 2009 are as follows:

Portfolio	Net Assets ($MM)
U.S. Value Portfolio	$1,454.6
U.S. Large Cap Growth Portfolio	$1,549.8
Global Real Estate Investment Portfolio	$644.1
International Value Portfolio	$741.4
International Growth Portfolio	$766.8
Small-Mid Cap Value Portfolio	$367.2
Small-Mid Cap Growth Portfolio	$389.2

Set forth below are the most recent fiscal year end total expense ratios of the Pooling Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%

U.S. Large Cap Growth Portfolio	August 31	0.02%

Global Real Estate Investment Portfolio	August 31	0.07%

International Value Portfolio	August 31	0.07%

International Growth Portfolio	August 31	0.06%

Small-Mid Cap Value Portfolio	August 31	0.04%

Small-Mid Cap Growth Portfolio	August 31	0.04%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles similar to those of the Portfolios.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on February 28, 2009 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

Portfolio	Portfolio Net Assets 02/28/09 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
U.S. Value Portfolio	$1,454.6	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.270%

U.S. Large Cap Growth Portfolio	$1,549.8	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.271%

Global Real Estate Investment Portfolio[7]	$644.1	U.S. REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25m	0.512%[8]

International Value Portfolio	$741.4	International Strategic Value Schedule 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25m	0.527%

International Growth Portfolio	$766.8	International Large Cap Growth Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.426%

7	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

8	Assumes 50 bp on the balance.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Portfolio	Portfolio Net Assets 02/28/09 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Small-Mid Cap Value Portfolio	$367.2	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.604%

Small-Mid Cap Growth Portfolio	$389.2	SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.601%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios February 28, 2009 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/AVPS Adv. Fee
U.S. Value Portfolio	Value Fund/ AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc./ AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Global Real Estate Investment Portfolio	Global Real Estate Fund, Inc./ AVPS Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

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Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/AVPS Adv. Fee
International Value Portfolio	International Value Fund, Inc./ AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc./ AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund/ AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Small/Mid Cap Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Portfolios. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Global Real Estate Investment Portfolio	Global Real Estate Securities Portfolio Class A Class I	1.75% 0.95%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

The Alliance Capital Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio	ITM Mutual Fund	Fee[9]
U.S. Large Cap Growth Portfolio	AllianceBernstein U.S. Large Cap Growth Equity H (Hedged), N (Unhedged)	0.95%

International Value Portfolio	Bernstein Kokusai Strategic Value[10]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedules of the sub-advisory relationships been applicable to those Portfolios based on February 28, 2009 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
U.S. Value Portfolio	Client # 1	0.25% on 1st $500 million 0.20% on the balance	0.217%

	Client # 2[11],[12]	0.49% on 1st $100 million 0.30% on next $100 million 0.20% on the balance	0.270%

	Client # 3[11]	0.23% on 1st $300 million 0.20% on the balance	0.206%

	Client # 4[11]	0.23% on 1st $300 million 0.20% on the balance	0.206%

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on April 8, 2009 by Reuters was ¥99.64 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

10	This ITM fund is privately placed or institutional
11	Assets are aggregated for purposes of calculating the investment advisory fee.

12	The Client is an affiliate of the Adviser.

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Portfolio		Fee Schedule	Effective Sub-Adv. Fee
	Client # 5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[13]	0.147%[14]

	Client # 6	0.35%	0.350%

U.S. Large Cap Growth Portfolio	Client # 1	0.60% on 1st $1 billion 0.55% on the balance	0.582%

	Client # 2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% on the balance	0.256%

	Client # 3[11]	0.40% on first $300 million 0.35% on next $300 million 0.25% thereafter	0.289%

	Client # 4	0.35%	0.350%

International Value Portfolio	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.399%

	Client # 2[11],[12]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%

	Client # 3	0.45% on 1st $200 million 0.36% on next $300 million 0.32% on the balance	0.371%

	Client # 4	0.55% on 1st $150 million 0.50% on next $150 million 0.45% on the balance	0.480%

	Client # 5	0.50%	0.500%

	Client # 6	0.30%	0.300%

13	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

14	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
	Client # 7	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% on the balance	0.220%[14]
		+/- Performance Fee[15]

	Client # 8	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% on the balance	0.304%

	Client # 9[11]	0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.442%

	Client # 10	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on the next $50 million 0.36% on the balance	0.384%

	Client # 11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% on the balance	0.350%

	Client # 12	0.35% on 1st $1 billion 0.325% on the balance	0.350%

Small Cap-Mid Value Portfolio	Client # 1	0.50% on 1st $250 million 0.40% on the balance	0.484%

	Client # 2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% on the balance	0.539%

	Client # 3	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on 1st $50 million 0.55% on the balance	0.604%

	Client # 4	0.80% on 1st $25 million 0.60% on the balance	0.614%

	Client # 5	0.613% on 1st $150 million 0.495% on the balance	0.543%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the

15	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

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Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies, U.S. Large Cap Portfolio and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.16 Lipper’s analysis included the

16	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Portfolios’ rankings17 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.19 An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.20

With respect to International Value Portfolio and International Growth Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ EUs was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.21 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[22]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.019	0.043	3/13	0.086	4/43
U.S. Large Cap Growth Portfolio	0.019	0.041	1/18	0.068	6/128
Global Real Estate Investment Portfolio	0.068	0.133	1/6	0.138	1/17

17	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

18	Note that there are limitations on expense category data because different funds categorize expenses differently.

19	Lipper excluded institutional classes or funds that had a 12b-1 or non 12b-1 service fee for this evaluation in order for the Portfolios’ EUs to not include multiple classes of the same funds. As a result, the EUs in this evaluation are much smaller in size compared to the evaluation dated January 31, 2009.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.
21	It should be noted that the expansion such Portfolios’ EUs was not requested by the Senior Officer or the Adviser. They requested that only the EGs be expanded.

22	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

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Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[22]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio[23]	0.074	0.090	8/19	0.128	19/108
International Growth Portfolio[24]	0.063	0.086	7/19	0.087	11/48
Small-Mid Cap Value Portfolio	0.040	0.050	7/17	0.066	16/57
Small-Mid Cap Growth Portfolio	0.041	0.061	3/18	0.085	15/92

Based on this analysis, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability.

Certain of the Portfolios may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, and pay commissions during the Portfolios’ recent fiscal year. During the Portfolios’ most recently completed fiscal year, only International Value Portfolio effected brokerage

23	The Portfolio’s EG includes the Portfolio, eight other International Multi-Cap Value funds (“IMLV”), four International Large-Cap Core funds (“ILCC”), five International Large-Cap Growth funds (“ILCG”) and one International Large-cap Value fund (“ILCV”). The Portfolio’s EU includes the Portfolio and all other institutional funds of IMLV, ILCC, ILCG, and ILCV, excluding outliers.

24	The Portfolio’s EG includes the Portfolio, seven other ILCG and 11 International Multi-Cap Growth funds (“IMLG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

transactions with and paid commissions to SCB. The Adviser represents that SCB’s profitability from business conducted with the International Value Portfolio is comparable to the profitability of SCB’s dealings with other similar third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.27 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study was originally published in 2002 based on 1997 data.

27	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3 year and since inception28 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)29 for the periods ended January 31, 2009.30

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	-45.23	-40.97	-41.61	11/13	50/63
3 year	-15.35	-13.75	-13.13	9/12	32/50
Since Inception	-10.53	-8.73	-8.22	9/11	31/40

U.S. Large Cap Growth Portfolio
1 year	-35.87	-37.98	-36.75	7/18	64/163
3 year	-14.20	-13.18	-11.85	12/17	104/130
Since Inception	-6.74	-6.90	-7.20	7/14	49/144

Global Real Estate Investment Portfolio
1 year	-49.89	-50.31	-50.10	3/6	10/22
3 year	-14.82	-14.82	-16.09	2/3	3/9
Since Inception	-8.00	-7.51	-9.67	2/2	2/7

International Value Portfolio
1 year	-52.45	-43.82	-44.94	9/9	39/39
3 year	-16.54	-10.86	-12.11	9/9	23/24
Since Inception	-7.18	-3.99	-3.92	8/8	19/20

International Growth Portfolio
1 year	-47.53	-44.55	-43.76	6/8	14/21
3 year	-14.18	-12.31	-12.23	7/8	15/16
Since Inception	-6.13	-4.86	-4.52	7/7	13/13

28	It should be noted that the period that Lipper uses to calculate inception date performance is from the nearest month end after inception date. In contrast to Lipper, the Adviser calculates the Portfolios’ performance using data from the actual inception date. Note that the since inception gross performance returns calculated by Lipper for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, Small/Mid Cap Value Portfolio and Small/Mid Cap Growth Portfolio are less than the net performance returns calculated by the Adviser. Normally, gross performance returns are higher than net performance returns.

29	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

30	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small-Mid Cap Value Portfolio
1 year	-40.37	-41.00	-39.26	8/16	39/68
3 year	-13.29	-11.92	-12.82	10/14	32/54
Since Inception	-7.97	-6.34	-6.70	10/13	28/43

Small-Mid Cap Growth Portfolio
1 year	-38.82	-40.09	-41.44	7/18	35/112
3 year	-12.21	-12.79	-13.20	7/16	30/90
Since Inception	-3.99	-6.31	-6.50	4/14	15/79

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.31

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)
U.S. Value Portfolio	-45.24	-15.37	-10.36
Russell 1000 Value Index	-41.48	-13.09	-8.19
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	-35.88	-14.22	-6.35
Russell 1000 Growth Index	-36.44	-11.11	-6.99
Inception Date: May 20, 2005

Global Real Estate Investment Portfolio	-49.92	-14.88	-7.97
FTSE EPRA NAREIT Global Index	-52.42	-17.29	-9.27
Inception Date: May 20, 2005

International Value Portfolio	-52.48	-16.61	-7.24
MSCI EAFE Value Index	-43.74	-12.25	-4.65
Inception Date: May 20, 2005

International Growth Portfolio	-47.57	-14.24	-6.30
MSCI EAFE Growth Index	-42.29	-11.08	-3.65
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	-40.40	-13.33	-7.94
Russell 2500 Value Index	-37.71	-14.36	-8.00
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	-38.85	-12.25	-3.90
Russell 2500 Growth Index	-40.14	-14.30	-6.87
Inception Date: May 20, 2005

31	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

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CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) with respect to the following Portfolios:2

Short Duration Bond Portfolio

Intermediate Duration Bond Portfolio

Inflation Protected Securities Portfolio

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.
2	Future references to the Portfolios do not include “AllianceBernstein.”

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”), 3 certain series of The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),4 the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”) and Allstate ClearTarget Retirement Funds (“ClearTarget Retirement Funds”).5 Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies and Allstate ClearTarget Retirement Funds

Each of the Retirement Strategies/Allstate Funds pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy/

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy. Does not pertain to AllianceBernstein Wealth Appreciation Strategy since the fund is not invested in any of the fixed income Pooling Portfolios. Future references to the Wealth Strategies do not include “AllianceBernstein.”

5	Includes Allstate ClearTarget 2005 Retirement Fund, Allstate ClearTarget 2010 Retirement Fund, Allstate ClearTarget 2015 Retirement Fund, Allstate ClearTarget 2020 Retirement Fund, Allstate ClearTarget 2030 Retirement Fund, Allstate ClearTarget 2040 Retirement Fund and Allstate ClearTarget 2050 Retirement Fund. Future references to the ClearTarget Retirement Funds do not include “Allstate.”

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

Allstate Fund and discounted by a certain percentage dependent on the asset level of the Retirement Strategy/Allstate Fund as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies and ClearTarget Retirement Funds will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy/ ClearTarget Retirement Fund	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

ClearTarget Retirement Funds: 2030, 2040, 2050

Retirement Strategies: 2010, 2015, 2020	0.60%	0.50%	0.45%

ClearTarget Retirement Funds: 2010, 2015, 2020

Retirement Strategies: 2000, 2005	0.55%	0.45%	0.40%

ClearTarget Retirement Funds: 2005

The AllianceBernstein Portfolios—Balanced Wealth Strategy and Wealth Preservation Strategy

The Adviser charges Balanced Wealth Strategy and Wealth Preservation Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

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Fund	Advisory Fee Based on % of Average Daily Net Assets
Wealth Preservation Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. Please note that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of August 31, 2008:

Portfolios[6]	Total Expense Ratio[7]
Age-Based Education Strategies
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.90%
Age-Based Aggressive 1999-2001	0.86%
Age-Based Aggressive 1996-1998	0.82%
Age-Based Aggressive 1993-1995	0.78%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2008-2010	0.92%
Age-Based 2005-2007	0.88%
Age-Based 2002-2004	0.84%
Age-Based 1999-2001	0.80%

6	The table excludes Age Based Aggressive 2008-2010 Portfolio and Appreciation Portfolio, both of which are not invested in any of the fixed income Pooling Portfolios.

7	The total expense ratios do not include an annual distribution fee of 0.25% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

Portfolios[6]	Total Expense Ratio[7]
Age-Based 1996-1998	0.78%
Age-Based 1993-1995	0.76%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Balanced	0.80%
Preservation	0.72%

The Portfolios’ net assets as of September 30, 2008 are as follows:

Portfolio	Net Assets ($MM)
Short Duration Bond Portfolio	$1,251.7
Intermediate Duration Bond Portfolio	$1,553.9
Inflation Protected Securities Portfolio	$661.8
High-Yield Portfolio	$482.1

Set forth below are the most recent semi-annual total expense ratios of the Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio (%)
Short Duration Bond Portfolio	August 31 (ratio as of February 28, 2008)	0.03%

Intermediate Duration Bond Portfolio	August 31 (ratio as of February 28, 2008)	0.03%

Inflation Protected Securities Portfolio	August 31 (ratio as of February 28, 2008)	0.04%

High-Yield Portfolio	August 31 (ratio as of February 28, 2008)	0.06%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies,

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including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expenses of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles substantially similar to those of the Portfolios.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of certain of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on September 30, 2008 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

Portfolio	Portfolio Net Assets 09/30/08 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio	$1,251.7	Short Duration Institutional 40 bp on 1st $20 million 25 bp on next $80 million 20 bp on next $100 million 15 bp on the balance Minimum Account Size: $25 m	0.164%

Intermediate Duration Bond Portfolio	$1,553.9	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.206%

Inflation Protected Securities Portfolio	$661.8	U.S. Inflation-Linked Bonds (TIPS)[9] 25 bp	0.250%

High-Yield Portfolio	$482.1	High Yield 65 bp on 1st $30 million 35 bp on the balance Minimum Account Size: $25m	0.369%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the AoD between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios September 30, 2008 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/AVPS Adv. Fee
Short Duration Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

9	Only offered to Collective Investment Trusts (“CIT”).

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/AVPS Adv. Fee
Intermediate Duration Bond Portfolio[10]	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Inflation Protected Securities Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

High-Yield Portfolio	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2008 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.440%

Intermediate Duration Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.482%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as High-Yield Portfolio is set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
High-Yield Portfolio	High Yield Open Fund	1.00%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below

10	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB”), an open-end mutual fund that has a similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45% which effectively reduces the advisory fee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

for the following sub-advisory relationship. Also shown is what would have been the advisory fee of Intermediate Duration Bond Portfolio had the advisory fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2008 net assets:

Portfolio		Fee Schedule	Sub-advised Effective Fee
Intermediate Duration Bond Portfolio	Client # 1	0.30% on first $500 million 0.25% on first $500 million 0.20% on first $500 million 0.15% on next $1.5 billion 0.12% thereafter	0.247%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies.11 In those Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the

11	See the Senior Officer Fee Evaluation dated July 24, 2008.

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.12 Lipper’s analysis included the Portfolios’ rankings13 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.15 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[16]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration Bond Portfolio	0.024	0.052	1/10	0.075	3/33
Intermediate Duration Bond Portfolio	0.035	0.048	7/16	0.071	20/95
Inflation Protected Securities Portfolio	0.042	0.048	4/9	0.075	6/22
High-Yield Portfolio	0.060	0.068	7/18	0.078	30/79

12	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

13	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

14	Note that there are limitations on expense category data because different funds categorize expenses differently.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. The Adviser’s profitability related to the Portfolio decreased in 2007 relative to 2006.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $590 billion as of September 30, 2008, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios

The information in the table below shows the 1 year and 3 year gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2008.21

Pooling Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	-0.54	0.95	3.32	7/10	39/50
3 year	2.64	3.26	4.05	7/10	30/38

Intermediate Duration Bond Portfolio
1 year	4.05	4.17	4.34	9/16	68/130
3 year	3.80	4.04	4.03	10/15	61/99

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The Portfolios’ EGs are identical to the Portfolios’ PGs. The Portfolios’ EUs are not identical to the Portfolios’ PUs as criteria for including or excluding a fund from an EU is different from a PU.

21	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Pooling Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Inflation Protected Securities Portfolio
1 year	12.46	12.04	12.20	2/9	12/33
3 year	6.57	6.20	6.28	2/9	8/30

High-Yield Portfolio
1 year	-1.28	0.55	0.50	16/18	73/88
3 year	2.50	4.18	4.38	17/17	67/69

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information are also shown.23

	Periods Ending July 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Short Duration Bond Portfolio	-0.56	2.61	2.53	1.50	-1.09	3
Merrill Lynch 1-3 Yr. Treasury Index	6.76	4.95	4.67	1.68	0.45
Inception Date: May 20, 2005

Intermediate Duration Bond Portfolio	4.01	3.76	3.75	2.45	-0.13	3
Lehman Brothers Aggregate Bond Index	6.15	4.37	4.20	2.69	0.06
Inception Date: May 20, 2005

Inflation Protected Securities Portfolio	12.41	6.52	5.84	3.98	0.60	3
Lehman Brothers 1-10 Yr. TIPS Index	12.49	6.61	5.94	4.03	0.62
Inception Date: May 20, 2005

High-Yield Portfolio	-1.34	2.42	3.59	5.28	-0.29	3
Lehman Brothers U.S. High Yield 2% Issuer Cap Index	0.52	3.50	5.00	5.06	-0.12
Inception Date: May 20, 2005

22	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2008.

23	Volatility and Sharpe Ratio information for the Portfolios’ benchmarks was obtained through Lipper LANA, a database maintained by Lipper. Portfolio volatility, Sharpe Ratio, beta, alpha and R-square information was estimated by the Mutual Fund Senior Officer Group using standard Lipper methodology.

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0809

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director. William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation

		Audit Fees	Audit - Related Fees	Tax Fees
AB U.S. Value Portfolio	2008	$29,250		$12,075
	2009	$27,946		$7,500
AB U.S. Large Cap Growth Portfolio	2008	$29,250		$12,075
	2009	$27,946		$7,500
AB Global Real Estate Investment Portfolio	2008	$37,500		$15,675
	2009	$34,500		$23,100
AB International Value Portfolio	2008	$35,700		$10,925
	2009	$34,265		$8,800
AB International Growth Portfolio	2008	$35,700		$10,925
	2009	$32,765		$8,800
AB Short Duration Bond Portfolio	2008	$36,000		$9,159
	2009	$34,054		$5,300
AB Intermediate Duration Bond Portfolio	2008	$36,800		$9,159
	2009	$34,725		$5,300
AB Inflation Protected Securities Portfolio	2008	$36,000		$7,475
	2009	$34,054		$4,700
AB High Yield Portfolio	2008	$37,000		$8,075
	2009	$36,518		$7,500
AB Small Mid-Cap Value Portfolio	2008	$29,700		$9,575
	2009	$28,381		$7,500
AB Small Mid-Cap Growth Portfolio	2008	$29,700		$9,575
	2009	$28,381		$7,500
AB Global Research Growth Portfolio	2008	$26,300		$9,875
	2009	$—		$—
AB Global Value Portfolio	2008	$26,300		$9,875
	2009	$—		$—

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB U.S. Value Portfolio	2008	$318,625	$12,075
			$—
			$(12,075)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB U.S. Large Cap Growth Portfolio	2008	$318,625	$12,075
			$—
			$(12,075)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB Global Real Estate Investment Portfolio	2008	$322,225	$15,675
			$—
			$(15,675)
	2009	$272,149	$23,100
			$—
			$(23,100)
AB International Value Portfolio	2008	$317,475	$10,925
			$—
			$(10,925)
	2009	$257,849	$8,800
			$—
			$(8,800)
AB International Growth Portfolio	2008	$317,475	$10,925
			$—
			$(10,925)
	2009	$257,849	$8,800
			$—
			$(8,800)
AB Short Duration Bond Portfolio	2008	$315,709	$9,159
			$—
			$(9,159)
	2009	$254,349	$5,300
			$—
			$(5,300)
AB Intermediate Duration Bond Portfolio	2008	$315,709	$9,159
			$—
			$(9,159)
	2009	$254,349	$5,300
			$—
			$(5,300)
AB Inflation Protected Securities Portfolio	2008	$314,025	$7,475
			$—
			$(7,475)
	2009	$253,749	$4,700
			$—
			$(4,700)
AB High Yield Portfolio	2008	$314,625	$8,075
			$—
			$(8,075)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB Small Mid-Cap Value Portfolio	2008	$316,125	$9,575
			$—
			$(9,575)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB Small Mid-Cap Growth Portfolio	2008	$316,125	$9,575
			$—
			$(9,575)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB Global Research Growth Portfolio	2008	$316,425	$9,875
			$—
			$(9,875)
	2009	$—	$—
			$—
			$—
AB Global Value Portfolio	2008	$316,425	$9,875
			$—
			$(9,875)
	2009	$—	$—
			$—
			$—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: October 28, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 28, 2009